    As filed with the Securities and Exchange Commission on April 30, 2004

                                      Securities Act Registration No. 333-95849
                              Investment Company Act Registration No. 811-09805
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 -------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [_]

                        Pre-Effective Amendment No.                         [_]


                        Post-Effective Amendment No. 10                     [X]


                                    and/or

                       REGISTRATION STATEMENT UNDER THE

                        INVESTMENT COMPANY ACT OF 1940                      [_]


                               Amendment No. 11                             [X]


                       (Check appropriate box or boxes)

                                 -------------

                     STRATEGIC PARTNERS OPPORTUNITY FUNDS
                     (formerly Strategic Partners Series)


              (Exact name of registrant as specified in charter)

                             GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

              (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, including Area Code: (973) 367-1495

                                Lori E. Bostrom
                             Gateway Center Three
                              100 Mulberry Street
                         Newark, New Jersey 07102-4077
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):


                     [_]immediately upon filing pursuant to paragraph (b)



                     [_]on (date), pursuant to paragraph (b)



                     [X]60 days after filing pursuant to paragraph (a)(1)


                     [_]on (date) pursuant to paragraph (a)(1)

                     [_]75 days after filing pursuant to paragraph (a)(2)

                     [_]on (date) pursuant to paragraph (a)(2) of Rule 485.

                        If appropriate, check the following box:

                     [_]this post-effective amendment designates a new
                        effective date for a previously filed post-effective amendment.

================================================================================

 PROSPECTUS

 JUNE   , 2004




                                        [GRAPHIC]


    STRATEGIC PARTNERS
    FOCUSED GROWTH FUND
    NEW ERA GROWTH FUND
    FOCUSED VALUE FUND

    MID-CAP VALUE FUND




 EACH FUND'S OBJECTIVE
 Seeks long-term growth of capital

 As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Funds' shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

Table of Contents


 3  RISK/RETURN SUMMARY
 3  Investment Objective and Principal Strategies
 5  Principal Risks
 5  Evaluating Performance
11  Fees and Expenses

15  HOW THE FUNDS INVEST
15  Investment Policies
19  Other Investments and Strategies
22  Investment Risks

27  HOW THE TRUST IS MANAGED
27  Board of Trustees
27  Manager
27  Manager-of-Managers Structure
28  Submanager--Focused Growth Fund
28  Investment Advisers and Portfolio Managers
31  Distributor

32  FUND DISTRIBUTIONS AND TAX ISSUES
32  Distributions
33  Tax Issues
34  If You Sell or Exchange Your Shares

36  HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUNDS
36  How to Buy Shares
43  How to Sell Your Shares
47  How to Exchange Your Shares
48  Telephone Redemptions or Exchanges
49  Expedited Redemption Privilege

50  FINANCIAL HIGHLIGHTS

    FOR MORE INFORMATION (BACK COVER)


2   Visit our website at www.jennisondryden.com

Risk/Return Summary


This section highlights key information about four investment portfolios (which we refer to as "Funds") of Strategic Partners Opportunity Funds, (the Trust). The four Funds described in this prospectus are the Strategic Partners Focused Growth Fund (the Focused Growth Fund), the Strategic Partners New Era Growth Fund (the New Era Growth Fund), the Strategic Partners Focused Value Fund (the Focused Value Fund) and Strategic Partners Mid-Cap Value Fund (the Mid-Cap Value Fund). Additional information follows this summary.


INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
ALL FUNDS
Each Fund's investment objective is long-term growth of capital. This means we seek investments whose price will increase over several years. Each Fund's strategy is to combine the efforts of two investment advisers (Advisers) and to invest in their favorite stock selection ideas. Each Adviser builds a portfolio with stocks in which it has the highest confidence and may invest more than 5% of the Fund's assets in any one issuer. Each Fund may invest in foreign securities. Each Fund may actively and frequently trade its portfolio securities.

During market declines, an Adviser may add to positions in favored stocks, which can result in a somewhat more aggressive strategy, with a gradual reduction of the number of companies in which the adviser invests. Conversely, in rising markets, an Adviser may reduce or eliminate fully valued positions, which can result in a more conservative investment strategy, with a gradual increase in the number of companies represented in the Adviser's segment of the Fund.


Each Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board can change investment policies that are not fundamental without shareholder approval.


While we make every effort to achieve our objective, we can't guarantee success.

FOCUSED GROWTH FUND
We normally invest at least 65% of the Fund's total assets in equity-related securities of U.S. companies that we believe have strong capital appreciation potential. The primary equity-related securities in which the Fund invests are common stocks. Each Adviser uses a growth investment style to select approximately 20 securities.

NEW ERA GROWTH FUND
We normally invest at least 65% of the Fund's total assets in equity-related securities of emerging U.S. companies that we believe have strong capital appreciation

                                                  Strategic Partners Funds  3

Risk/Return Summary

potential. Emerging companies may be of any size. These companies are expected to have products, technologies, management, markets and opportunities that will help achieve an earnings growth over time that is well above the growth rate of the overall U.S. economy.

FOCUSED VALUE FUND
We normally invest at least 65% of the Fund's total assets in equity-related securities of small-, mid- and large-sized U.S. companies that we believe have strong capital appreciation potential. Each Adviser uses a value investment style to select approximately 20 to 30 securities.


MID-CAP VALUE FUND


We normally invest at least 80% of the Fund's investable assets in equity securities of mid-cap companies, that is, companies with total market capitalizations that lie within the range of market capitalizations of the companies listed in either the Russell Midcap Index or Standard & Poor's MidCap 400 Index (measured at the time of purchase). The term "investable assets" in this prospectus refers to the Fund's net assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions.


SECURITY SELECTION
Focused Growth and New Era Growth Funds (the Growth Funds). In deciding which stocks to buy, each Growth Fund Adviser uses what is known as a growth investment style. This means that an Adviser will invest in stocks that it believes could experience superior sales or earnings growth. Generally, an Adviser will consider selling or reducing a stock position when, in its opinion, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement. A stock's price decline does not necessarily mean that an Adviser will sell the stock at that time.


Focused Value and Mid-Cap Value Funds (the Value Funds). In deciding which stocks to buy, each Value Fund Adviser uses what is known as a value investment style. This means that an Adviser will invest in stocks that it believes are undervalued based on its analysis of price-to-current earnings, book value, asset value, or other factors. We look for stocks meeting these criteria in all sectors of the market. Generally, an Adviser will consider selling or reducing a stock position when, in its opinion, the company no longer exhibits the characteristics that foster sustainable


4   Visit our website at www.jennisondryden.com
long-term growth, minimize risk and enhance the potential for superior long-term returns, or which no longer meets the Adviser's definition of a value stock. A price decline of a stock does not necessarily mean that an Adviser will sell the stock at that time.


PRINCIPAL RISKS
ALL FUNDS
Although we try to invest wisely, all investments involve risk. Since each Fund invests primarily in equity-related securities, there is the risk that the price of a particular stock we own could go down, or the value of the equity markets or a sector of them could go down. Stock markets are volatile. A Fund's holdings can vary significantly from broad market indexes; performance of the Fund can deviate from the performance of such indexes.


Each Fund is nondiversified, meaning we can invest in a relatively small number of issuers, compared to a diversified fund. Investing in a nondiversified mutual fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified fund.


Each Fund is subject to the price volatility of small- and medium-sized company stocks. Generally, the stock prices of small- and medium-sized companies vary more than the prices of large company stocks and may present greater risks.

Each Fund may invest in companies that reinvest their earnings rather than distribute them to shareholders. As a result, none of the Funds is likely to receive significant dividend income on its portfolio securities.

                                   *   *   *

Like any mutual fund, an investment in a Fund could lose value and you could lose money. For more detailed information about the risks associated with the Funds, see "How the Funds Invest--Investment Risks."

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EVALUATING PERFORMANCE
A number of factors--including risk--can affect how a Fund performs. The following bar charts show the performance of each Fund for each full calendar year of its operations. The bar charts and tables that follow demonstrate the risk of investing in each Fund by showing how its average annual total returns compare with a broad-based securities market index and a group of similar mutual funds. The returns of

                                                  Strategic Partners Funds  5

Risk/Return Summary

market indexes do not include the effect of any sales charges, operating expenses of a mutual fund, or taxes. The returns of mutual fund peer groups reflect operating expenses, but not sales charges or taxes. Returns would be lower if they included the effects of these factors.


The Funds' annual returns do not include sales charges. If sales charges were included, the annual returns would be less than those shown. In addition, without the contractual distribution and service (12b-1) fee waiver, the annual returns would have been lower.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Past performance (before and after taxes) does not mean that a Fund will achieve similar results in the future.

6   Visit our website at www.jennisondryden.com

FOCUSED GROWTH FUND

Annual Returns of Class B Shares

              [CHART]


 2001     2002     2003
-------  -------  ------
 18.55%  -27.39%  26.10%

 BEST QUARTER:  13.77% (4th quarter of 2001)
WORST QUARTER: -21.26% (3rd quarter of 2001)



AVERAGE ANNUAL TOTAL RETURNS/1/ (as of 12-31-2003)
                                                                        SINCE INCEPTION
                                                               ONE YEAR    (6-2-00)
Class A shares                                                  20.74%     (14.88)%
---------------------------------------------------------------------------------------
Class C shares                                                  23.85%     (14.55)%
---------------------------------------------------------------------------------------
Class Z shares                                                  27.35%     (13.45)%
---------------------------------------------------------------------------------------
Class B Shares
---------------------------------------------------------------------------------------
  Return Before Taxes                                           21.10%     (14.79)%
---------------------------------------------------------------------------------------
  Return After Taxes on Distributions                           21.10%     (14.79)%
---------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of Fund Shares   13.71%     (11.30)%
---------------------------------------------------------------------------------------
Index (reflects no deduction for fees, expenses or taxes)
---------------------------------------------------------------------------------------
  Russell 1000 Growth Index/2/                                  29.75%     (40.38)%
---------------------------------------------------------------------------------------
  S&P 500/3/                                                    28.67%     (17.37)%
---------------------------------------------------------------------------------------
  Lipper Average/4/                                             27.00%     (36.34)%
---------------------------------------------------------------------------------------



/1/The Fund's returns are after deduction of sales charges and operating expenses.

/2/The Russell 1000 Growth Index contains those securities in the Russell 1000
   Index with a greater-than-average growth orientation. Companies in this Index tend to exhibit higher price-to-book and price-to-earnings ratios.
   Source: Lipper Inc.
/3/The Standard & Poor's 500 Composite Stock Price Index (the S&P 500)--an unmanaged index of 500 stocks of large U.S. companies--gives a broad look at how stock prices have performed.

/4/The Lipper Average is based on the average return of all mutual funds in the Lipper Large-Cap Growth Funds category. It reflects deductions of fund operating expenses, but not sales charges or taxes.


                                                  Strategic Partners Funds  7

Risk/Return Summary

NEW ERA GROWTH FUND

Annual Returns of Class B Shares


                   [CHART]

            2001    2002     2003
          -------  -------  ------
          -26.51%  -34.73%  42.44%

 BEST QUARTER:  20.79% (2nd quarter of 2003)
WORST QUARTER: -29.60% (3rd quarter of 2001)



AVERAGE ANNUAL TOTAL RETURNS/1/ (as of 12-31-2003)
                                                                        SINCE INCEPTION
                                                               ONE YEAR   (11-22-00)
Class A shares                                                  36.21%     (12.14)%
---------------------------------------------------------------------------------------
Class C shares                                                  40.03%     (11.62)%
---------------------------------------------------------------------------------------
Class Z shares                                                  43.72%     (10.44)%
---------------------------------------------------------------------------------------
Class B Shares
---------------------------------------------------------------------------------------
  Return Before Taxes                                           37.44%     (11.91)%
---------------------------------------------------------------------------------------
  Return After Taxes on Distributions                           37.44%     (11.91)%
---------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of Fund Shares   24.34%      (9.26)%
---------------------------------------------------------------------------------------
Index (reflects no deduction for fees, expenses or taxes)
---------------------------------------------------------------------------------------
  Russell Midcap Growth Index/2/                                42.71%      (4.39)%
---------------------------------------------------------------------------------------
  S&P 500/3/                                                    28.67%      (3.79)%
---------------------------------------------------------------------------------------
  Lipper Average/4/                                             35.35%      (9.75)%
---------------------------------------------------------------------------------------



/1/The Fund's returns are after deduction of sales charges and operating expenses.


/2/The Russell Midcap Growth Index measures the performance of those Russell
   Midcap companies with high price-to-book ratios and high forecasted growth values. Source: Lipper Inc.




/3/The S&P 500--an unmanaged index of 500 stocks of large U.S. companies--gives a broad look at how stock prices have performed.


/4/The Lipper Average is based on the average return of all mutual funds in the Lipper Multi-Cap Growth Funds category. It reflects deductions of fund operating expenses, but not sales charges or taxes.


8   Visit our website at www.jennisondryden.com

FOCUSED VALUE FUND

Annual Returns of Class B Shares


              [CHART]


Annual Returns of Class B Shares

 2002     2003
-------  ------
-23.15%  34.81

 BEST QUARTER:  21.39% (2nd quarter of 2003)
WORST QUARTER: -17.94% (3rd quarter of 2002)



AVERAGE ANNUAL TOTAL RETURNS/1/ (as of 12-31-2003)
                                                                        SINCE INCEPTION
                                                               ONE YEAR    (3-30-01)
Class A shares                                                  28.94%      (0.85)%
---------------------------------------------------------------------------------------
Class C shares                                                  32.47%      (0.11)%
---------------------------------------------------------------------------------------
Class Z shares                                                  36.03%        1.26%
---------------------------------------------------------------------------------------
Class B Shares
---------------------------------------------------------------------------------------
  Return Before Taxes                                           29.81%      (0.84)%
---------------------------------------------------------------------------------------
  Return After Taxes on Distributions                           29.81%      (0.84)%
---------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of Fund Shares   19.37%      (0.67)%
---------------------------------------------------------------------------------------
Index (reflects no deduction for fees, expenses or taxes)
---------------------------------------------------------------------------------------
  Russell 1000 Value Index/2/                                   30.03%        3.58%
---------------------------------------------------------------------------------------
  S&P 500/3/                                                    28.67%        0.08%
---------------------------------------------------------------------------------------
  Lipper Average/4/                                             28.27%        0.83%
---------------------------------------------------------------------------------------



/1/The Fund's returns are after deduction of sales charges and operating expenses.


/2/The Russell 1000 Value Index is an unmanaged index comprising those securities in the Russell 1000 Index with a lower-than-average growth orientation. Companies in this index generally have low price-to-book and price/earnings ratios, higher dividend yields, and lower forecasted growth values. Source: Lipper Inc.

/3/The S&P 500--an unmanaged index of 500 stocks of large U.S. companies--gives a broad look at how stock prices have performed.

/4/The Lipper Average is based on the average return of all mutual funds in the Lipper Large Cap Value Funds category. It reflects deductions of fund operating expenses, but not sales charges or taxes.


                                                  Strategic Partners Funds  9

Risk/Return Summary


MID-CAP VALUE FUND



Annual Returns of Class B Shares

                                    [CHART]

        2003
      --------
       39.41%

BEST QUARTER:   24.90% (2nd quarter of 2003)
WORST QUARTER: -19.54% (3rd quarter of 2002)



AVERAGE ANNUAL TOTAL RETURNS/1/ (as of 12-31-2003)
                                                                        SINCE INCEPTION
                                                               ONE YEAR    (5-31-02)
Class A shares                                                  33.42%       5.90%
---------------------------------------------------------------------------------------
Class C shares                                                  37.03%       7.86%
---------------------------------------------------------------------------------------
Class Z shares                                                  40.98%       9.56%
---------------------------------------------------------------------------------------
Class B Shares
---------------------------------------------------------------------------------------
  Return Before Taxes                                           34.41%       6.13%
---------------------------------------------------------------------------------------
  Return After Taxes on Distributions                           34.41%       6.13%
---------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of Fund Shares   22.37%       4.92%
---------------------------------------------------------------------------------------
Index (reflects no deduction for fees, expenses or taxes)
---------------------------------------------------------------------------------------
  Russell Mid-Cap Index/2/                                      40.06%       9.92%
---------------------------------------------------------------------------------------
  Russell Mid-Cap Value Index/3/                                38.07%       9.75%
---------------------------------------------------------------------------------------
  Lipper Average/4/                                             30.80%       4.56%
---------------------------------------------------------------------------------------



/1/The Fund's returns are after deduction of sales charges and operating expenses.


/2/The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index.


/3/The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with relatively low price-to-book ratios and forecasted growth values.


/4/The Lipper Average is based on the average return of all mutual funds in the Lipper Multi-Cap Value Funds category. It reflects deductions for fund operating expenses, but not sales charges or taxes.


10  Visit our website at www.jennisondryden.com

FEES AND EXPENSES
These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of a Fund--Classes A, B, C and Z. Each share class has different sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Funds."


SHAREHOLDER FEES/1/ (paid directly from your investment)
                                                    CLASS A   CLASS B CLASS C CLASS Z
Maximum sales charge (load) imposed on purchases
 (as a percentage of offering price)                 5.50%      None    None   None
-------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a
 percentage of the lower of original purchase price
 or sale proceeds)                                      1%/2/  5%/3/   1%/4/   None
-------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested
 dividends and other distributions                    None      None    None   None
-------------------------------------------------------------------------------------
Redemption fees                                       None      None    None   None
-------------------------------------------------------------------------------------
Exchange fee                                          None      None    None   None
-------------------------------------------------------------------------------------


/1/Yourbroker may charge you a separate or additional fee for purchases and sales of shares.

/2/Investorswho purchase $1 million or more of Class A shares are subject to a contingent deferred sales charge (CDSC) of 1% for shares redeemed within 12 months of purchase.


/3/TheCDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.


/4/TheCDSC for Class C shares is 1% for shares redeemed within 12 months of purchase.


                                                  Strategic Partners Funds  11

Risk/Return Summary


    ANNUAL FUND OPERATING EXPENSES (deducted from Fund assets)
                                            CLASS A CLASS B CLASS C CLASS Z
    Focused Growth Fund
    Management fees                           .90%    .90%    .90%    .90%
    -----------------------------------------------------------------------
    + Distribution and service (12b-1) fees   .30%   1.00%   1.00%    None
    -----------------------------------------------------------------------
    + Other expenses                          .54%    .54%    .54%    .54%
    -----------------------------------------------------------------------
    = Total annual Fund operating expenses   1.74%   2.44%   2.44%   1.44%
    -----------------------------------------------------------------------
    - Fee waiver*                             .05%    None    None    None
    -----------------------------------------------------------------------
    = Net annual Fund operating expenses     1.69%   2.44%   2.44%   1.44%
    -----------------------------------------------------------------------
    New Era Growth Fund
    Management fees                           .90%    .90%    .90%    .90%
    -----------------------------------------------------------------------
    + Distribution and service (12b-1) fees   .30%   1.00%   1.00%    None
    -----------------------------------------------------------------------
    + Other expenses                          .51%    .51%    .51%    .51%
    -----------------------------------------------------------------------
    = Total annual Fund operating expenses   1.71%   2.41%   2.41%   1.41%
    -----------------------------------------------------------------------
    - Fee waiver*                             .05%    None    None    None
    -----------------------------------------------------------------------
    = Net annual Fund operating expenses     1.66%   2.41%   2.41%   1.41%
    -----------------------------------------------------------------------
    Focused Value Fund
    Management fees                           .90%    .90%    .90%    .90%
    -----------------------------------------------------------------------
    + Distribution and service (12b-1) fees   .30%   1.00%   1.00%    None
    -----------------------------------------------------------------------
    + Other expenses                          .39%    .39%    .39%    .39%
    -----------------------------------------------------------------------
    = Total annual Fund operating expenses   1.59%   2.29%   2.29%   1.29%
    -----------------------------------------------------------------------
    - Fee waiver*                             .05%    None    None    None
    -----------------------------------------------------------------------
    = Net annual Fund operating expenses     1.54%   2.29%   2.29%   1.29%
    -----------------------------------------------------------------------
    Mid-Cap Value Fund
    Management fees                           .90%    .90%    .90%    .90%
    -----------------------------------------------------------------------
    + Distribution and service (12b-1) fees   .30%   1.00%   1.00%    None
    -----------------------------------------------------------------------
    + Other expenses                          .37%    .37%    .37%    .37%
    -----------------------------------------------------------------------
    = Total annual Fund operating expenses   1.57%   2.27%   2.27%   1.27%
    -----------------------------------------------------------------------
    - Fee waiver*                             .05%    None    None    None
    -----------------------------------------------------------------------
    = Net annual Fund operating expenses     1.52%   2.27%   2.27%   1.27%
    -----------------------------------------------------------------------



*For the fiscal year ending 2-28-05, the Distributor of the Funds has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of each Fund's Class A shares.


12  Visit our website at www.jennisondryden.com

EXAMPLE

This example is intended to help you compare the fees and expenses of the Funds' different share classes and the cost of investing in the Funds with the cost of investing in other mutual funds.



The example assumes that you invest $10,000 in a Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A shares during the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                             ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
         Focused Growth Fund
         Class A shares        $712     $1,063      $1,437    $2,485
         -------------------------------------------------------------
         Class B shares        $747     $1,061      $1,401    $2,523
         -------------------------------------------------------------
         Class C shares        $347     $  761      $1,301    $2,776
         -------------------------------------------------------------
         Class Z shares        $147     $  456      $  787    $1,724
         -------------------------------------------------------------
         New Era Growth Fund
         Class A shares        $709     $1,055      $1,423    $2,454
         -------------------------------------------------------------
         Class B shares        $744     $1,051      $1,385    $2,492
         -------------------------------------------------------------
         Class C shares        $344     $  751      $1,285    $2,746
         -------------------------------------------------------------
         Class Z shares        $144     $  446      $  771    $1,691
         -------------------------------------------------------------
         Focused Value Fund
         Class A shares        $698     $1,020      $1,364    $2,331
         -------------------------------------------------------------
         Class B shares        $732     $1,015      $1,325    $2,368
         -------------------------------------------------------------
         Class C shares        $332     $  715      $1,225    $2,626
         -------------------------------------------------------------
         Class Z shares        $131     $  409      $  708    $1,556
         -------------------------------------------------------------
         Mid-Cap Value Fund
         Class A shares        $696     $1,014      $1,354    $2,311
         -------------------------------------------------------------
         Class B shares        $730     $1,009      $1,315    $2,347
         -------------------------------------------------------------
         Class C shares        $330     $  709      $1,215    $2,605
         -------------------------------------------------------------
         Class Z shares        $129     $  403      $  697    $1,534
         -------------------------------------------------------------


                                                  Strategic Partners Funds  13

Risk/Return Summary


You would pay the following expenses on the same investment if you did not sell your shares:


                             ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
         Focused Growth Fund
         Class A shares        $712     $1,063      $1,437    $2,485
         -------------------------------------------------------------
         Class B shares        $247     $  761      $1,301    $2,523
         -------------------------------------------------------------
         Class C shares        $247     $  761      $1,301    $2,776
         -------------------------------------------------------------
         Class Z shares        $147     $  456      $  787    $1,724
         -------------------------------------------------------------
         New Era Growth Fund
         Class A shares        $709     $1,055      $1,423    $2,454
         -------------------------------------------------------------
         Class B shares        $244     $  751      $1,285    $2,492
         -------------------------------------------------------------
         Class C shares        $244     $  751      $1,285    $2,746
         -------------------------------------------------------------
         Class Z shares        $144     $  446      $  771    $1,691
         -------------------------------------------------------------
         Focused Value Fund
         Class A shares        $698     $1,020      $1,364    $2,331
         -------------------------------------------------------------
         Class B shares        $232     $  715      $1,225    $2,368
         -------------------------------------------------------------
         Class C shares        $232     $  715      $1,225    $2,626
         -------------------------------------------------------------
         Class Z shares        $131     $  409      $  708    $1,556
         -------------------------------------------------------------
         Mid-Cap Value Fund
         Class A shares        $696     $1,014      $1,354    $2,311
         -------------------------------------------------------------
         Class B shares        $230     $  709      $1,215    $2,347
         -------------------------------------------------------------
         Class C shares        $230     $  709      $1,215    $2,605
         -------------------------------------------------------------
         Class Z shares        $129     $  403      $  697    $1,534
         -------------------------------------------------------------


14  Visit our website at www.jennisondryden.com

How the Funds Invest

INVESTMENT POLICIES
ALL FUNDS
In addition to common stocks in which each Fund primarily invests, equity-related securities include nonconvertible preferred stocks; convertible securities; American Depositary Receipts (ADRs); warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; real estate investment trusts (REITs); and similar securities. Convertible securities are securities--like bonds, corporate notes and preferred stocks--that we can convert into the company's common stock or some other equity security.


REITs invest primarily in real estate or real estate mortgages and distribute almost all of their income--most of which comes from rents, mortgages and gains on sales of property--to shareholders. While REITs themselves do not pay income taxes if they meet certain IRS requirements, the distributions they make to investors are taxable. Each of the Focused Growth, Focused Value and Mid-Cap Value Funds may invest in REITs as part of its principal investment strategy. The New Era Growth Fund may invest in REITs as a secondary strategy.



INVESTMENT STYLE



Each Fund intends to be fully invested, holding less than 5% of its total assets in cash under normal market conditions.


FOCUSED GROWTH FUND

We may buy common stocks of companies of every size--small-, medium- and large-capitalization--although our investments are mostly in medium- and large-capitalization stocks.



Alliance Capital Management, L.P.'s (Alliance) portfolio manager, Thomas G. Kamp, uses fundamental analysis and the research of Alliance's internal research staff. In selecting stocks for the Fund. He emphasizes stock selection and investment in a limited number of companies that have strong management, superior industry positions, excellent balance sheets and the ability to demonstrate superior earnings growth.



Jennison Associates LLC's (Jennison) portfolio managers, Spiros Segalas and Kathleen McCarragher, invest in mid-size and large companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. These companies generally trade at high prices relative to their current earnings.


                                                  Strategic Partners Funds  15

How the Funds Invest


NEW ERA GROWTH FUND

We may buy common stocks of companies of every size--small-, medium- and large-capitalization. The Fund may participate in the initial public offering
(IPO) market. IPO investments may increase the Fund's total returns. As the Fund's assets grow, the impact of IPO investments will decline, which may reduce the Fund's total returns.



Calamos Asset Management, Inc.'s (Calamos) portfolio managers, John P. Calamos, Nick P. Calamos and John P. Calamos, Jr. employ a top-down, bottom-up process focusing on stocks between $1 billion and $15 billion in market capitalization. The managers focus on long-term earnings sustainability and return on capital, along with a valuation overlay. The top-down view is used to set sector weights, which are influenced by macroeconomic themes such as soft versus hard landing, political factors, or inflationary environment. The entire investment process is highly dependent on a number of proprietary research and pricing models.


Jennison's portfolio manager, Susan Hirsch, looks primarily for small and medium-sized companies that have growth in sales and earnings driven by products or services. These companies usually have a unique market niche, a strong new product profile or superior management. She analyzes companies using both fundamental and quantitative techniques.

FOCUSED VALUE FUND


The portfolio managers of Davis Selected Advisers LP (Davis), Christopher C. Davis and Kenneth Charles Feinberg, focus primarily on value stocks of larger U.S. companies with market capitalizations of at least $10 billion. They look for companies with sustainable earnings per share growth rates selling at modest price-earnings multiples that they anticipate will expand as other investors recognize the company's true worth. They conduct extensive research to search for companies possessing several of the following characteristics: first class management, management ownership, strong returns on capital, lean expense structure, dominant or growing market share in a growing market, proven record as an acquirer, strong balance sheet, competitive products or services, successful international operations and innovation. Davis believes that if an investor combines a sustainable earnings per share growth rate with a gradually expanding price-earnings multiple, these rates compound and can generate returns that could exceed average returns for the large capitalization domestic stocks sector.


In selecting individual companies for investment, Mark McAllister and John B. Cunningham, CFA, portfolio managers at Salomon Brothers Asset Management Inc. (Salomon), employ fundamental analysis to search for companies. They target companies whose share prices appear to undervalue company assets or do not


16 Visit our website at www.jennisondryden.com adequately reflect favorable industry trends, earnings declines that the portfolio managers believe are short-term in nature, or other factors. They also look for companies possessing several of the following characteristics: competitive market position, competitive products and services, strong cash flow and experienced and effective management. They will evaluate special situations, such as current or possible changes in management, corporate policies, capitalization or regulatory environment, which may boost a company's sales, earnings, cash flow or share price. They also may consider growth potential due to technological advances, new products or services, new methods of marketing or production, changes in demand or other significant new developments that may enhance a company's future earnings.



MID-CAP VALUE FUND




In selecting individual companies for investment, R. Elise Baum, a portfolio manager at Fund Asset Management, L.P., doing business as Mercury Advisors (Mercury), leads a team that seeks mid-cap companies that are trading at the low end of their historical valuation ranges based on one or more factors, such as:



.. return on capital,



.. price/book, price/earnings or price/sales ratios,



.. strong management,



.. particular qualities that affect the outlook for that company, such as strong research capabilities, new or unusual products or occupation of an attractive market niche,



.. the potential to increase earnings over an extended period of time, and



.. industry- or company-related developments that may lead to a strong rebound within 12 to 18 months.



Mercury also considers other factors, including the level of competition in an industry or the extent of government regulation. Mercury will also consider investing the Fund's assets in a company that has suffered a recent earnings decline if Mercury believes that the decline is temporary or cyclical and will not significantly affect the company's long-term growth prospects. Mercury expects to select up to about 50 to 60 different companies for investment.



In selecting mid-cap companies for investment, William C. Nygren, CFA, Robert
M. Levy, CFA and Michael J. Mangan, CFA, CPA, portfolio managers at Harris Associates L.P. (Harris), believe that, over time, a company's stock price converges with the company's "true business value," which Harris considers to be an estimate of the price that a knowledgeable buyer would pay to acquire the company's entire business. In assessing such companies, Harris looks for the following characteristics, although not all of the companies selected will have these attributes:



.. free cash flows and intelligent investment of excess cash;



.. earnings that are growing and are reasonably predictable; and



.. high level of manager ownership.


                                                  Strategic Partners Funds  17

How the Funds Invest



Harris focuses on individual companies in making its investment decisions rather than on specific economic factors or industries. Once Harris determines that a stock is selling at a significant discount to its true business value (typically 60% of its estimated worth) and the company has the additional qualities mentioned above, Harris generally will consider buying that stock for the Fund. Harris expects to select about 15 to 25 different companies for investment.


DIVISION OF ASSETS
Strategy. Under normal conditions, there will be an approximately equal division of each Fund's assets between its two Advisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided between the two Advisers as the Manager deems appropriate. There will be a periodic rebalancing of each segment's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the Manager may allocate assets from the portfolio segment that has appreciated more to the other.

Impact of Reallocations. Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each Adviser selects portfolio securities independently, it is possible that a security held by one portfolio segment may also be held by the other portfolio segment of a Fund or that the two Advisers may simultaneously favor the same industry. The Manager will monitor each Fund's overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if one Adviser buys a security as the other Adviser sells it, the net position of a Fund in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Fund will have incurred additional costs. The Manager will consider these costs in determining the allocation of assets. The Manager will consider the timing of reallocation based upon the best interests of a Fund and its shareholders. To maintain a Fund's federal income tax status as a regulated investment company, the Manager also may have to sell securities on a periodic basis and the Fund could realize capital gains that would not have otherwise occurred.

                                   *   *   *

For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Funds, Their Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Funds. To obtain a copy, see the back cover page of this prospectus.

18  Visit our website at www.jennisondryden.com

OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies described above, we may also use the following investment strategies to try to increase a Fund's returns or protect its assets if market conditions warrant.

FOREIGN SECURITIES
We may invest in foreign securities, including stocks and other equity-related securities, money market instruments and other fixed-income securities of foreign issuers. We do not consider ADRs and other similar receipts or shares traded in U.S. markets to be foreign securities.

MONEY MARKET INSTRUMENTS

Each Fund may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, subject to each Fund's normal investment policies. Money market instruments include the commercial paper of corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, nonconvertible debt securities (corporate and government), short-term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, repurchase agreements and cash (foreign currencies or U.S. dollars).


REPURCHASE AGREEMENTS
Each Fund may use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for a Fund and is, in effect, a loan by the Fund. Repurchase agreements are used for cash management purposes.

TEMPORARY DEFENSIVE INVESTMENTS

In response to adverse market, economic, political or other conditions, we may temporarily invest up to 100% of a Fund's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objectives, but can help to preserve a Fund's assets when the equity markets are unstable.


U.S. GOVERNMENT SECURITIES
Each Fund may invest in securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

                                                  Strategic Partners Funds  19

How the Funds Invest


SHORT SALES

Each Fund may make short sales of a security. This means that a Fund may sell a security that it does not own when we think the value of the security will decline. A Fund generally borrows the security to deliver to the buyer in a short sale. The Fund must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risk. The Fund must pay the lender interest on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. The New Era Growth, Mid-Cap Value and Focused Value Funds also may make short sales "against the box." In a short sale against the box, at the time of sale, a Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, a Fund gives up the opportunity for capital appreciation in the security.


DERIVATIVE STRATEGIES

We may use various derivative strategies to try to improve a Fund's returns. We may use hedging techniques to try to protect a Fund's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Fund will not lose money. Derivatives--such as futures, options and options on futures--involve costs and can be volatile. With derivatives, an Adviser tries to predict whether the underlying investment--a security, market index, currency, interest rate or some other benchmark--will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Fund's overall investment objective. An Adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match a Fund's underlying holdings. Derivatives that involve leverage could magnify losses.



Options. Each Fund may purchase and sell put and call options on securities indexes traded on U.S. or foreign securities exchanges or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities in exchange for a premium. A Fund will sell only covered options.


Futures Contracts and Related Options. A Fund may purchase and sell stock index futures contracts and related options on stock index futures. A Fund may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts. A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a

20 Visit our website at www.jennisondryden.com clearing corporation or an exchange is the counterparty and a Fund makes daily margin payments based on price movements in the index. Each Fund also may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange and payment on the contract is made upon delivery, rather than daily.

For more information about these strategies, see the SAI, "Description of the Funds, Their Investments and Risks--Risk Management and Return Enhancement Strategies."

ADDITIONAL STRATEGIES
Each Fund also follows certain policies when it borrows money (each Fund can borrow up to 33 1/3% of the value of its total assets); lends its securities to others for cash management purposes (each Fund can lend up to 33 1/3% of the value of its total assets including collateral received in the transaction); and holds illiquid securities (each Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). Each Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

PORTFOLIO TURNOVER

As a result of the strategies described above, a Fund may have an annual portfolio turnover rate of over 100%. For the fiscal year ended February 29, 2004, the Focused Growth, New Era Growth, Focused Value Fund and Mid-Cap Value Fund had annual portfolio turnover rates of 100%, 144%, 16% and 46% respectively. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases and sales by the monthly average value of the portfolio. High portfolio turnover may occur due to active portfolio management by the Advisers or as a result of reallocations between Advisers. High portfolio turnover (100% or more) results in higher brokerage commissions and other costs and can affect the Fund's performance. It also can result in a greater amount of distributions as ordinary income rather than long-term capital gains.


                                                  Strategic Partners Funds  21

How the Funds Invest


INVESTMENT RISKS
All investments involve risk, and investing in the Funds is no exception. Since a Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Funds' principal investments and certain other non-principal investments the Funds may make. Unless otherwise noted, a Fund's ability to engage in a particular type of investment is expressed as a percentage of total assets. The investment types are listed in the order in which they normally will be used by the portfolio managers. See, "Description of the Funds, Their Investments and Risks" in the SAI.

INVESTMENT TYPE


% of Investable Assets     RISKS                             POTENTIAL REWARDS

EQUITY-RELATED SECURITIES  .Individual stocks could lose     .Historically, stocks have
Focused Growth, New Era     value                             outperformed other
Growth and Focused Value                                      investments over the long
Funds                      .The equity markets could go       term
                            down, resulting in a decline in
At least 65% of investable  value of the Fund's              .Generally, economic growth
assets                      investments                       means higher corporate
                                                              profits, which lead to an
Mid-Cap Value Fund         .Changes in economic or            increase in stock prices,
                            political conditions, both        known as capital appreciation
At least 80% of investable  domestic and international,
assets                      may result in a decline in
                            value of a Fund's investments

----------------------------------------------------------

EQUITY-RELATED SECURITIES  .Stocks of small and medium-      .Highly successful small and
OF SMALL- AND MEDIUM-       sized companies are more          medium-sized companies can
SIZED COMPANIES             volatile and may decline more     outperform larger ones
Focused Growth and          than those in the S&P 500
New Era Growth Funds
                           .Smaller companies are more
Up to 100% of investable    likely to reinvest earnings and
assets                      not pay dividends

Mid-Cap Value Fund         .Changes in interest rates may
At least 80% of investable  affect the securities of small
assets                      and medium-sized companies
                            more than the securities of
Focused Value Fund          larger companies

Usually less than 50% of
investable assets


22  Visit our website at www.jennisondryden.com

% of Investable Assets       RISKS                             POTENTIAL REWARDS

FOREIGN SECURITIES           .Foreign markets, economies       .Investors can participate in
Focused Growth and Focused    and political systems,            the growth of foreign markets
Value Funds                   particularly those in             through investment in
                              developing countries, may not     companies operating in those
Up to 20%; usually less than  be as stable as in the U.S.       markets
10% of investable assets
                             .Currency risk--changing          .May profit from changing
Mid-Cap Value Fund            values of foreign currencies      values of foreign currencies
Up to 20% of investable       can cause losses
assets                                                         .Opportunities for
                             .May be less liquid than U.S.      diversification
New Era Growth Fund           stocks and bonds

Up to 35%; usually less than .Differences in foreign laws,
10% of investable assets      accounting standards, public
                              information, custody and
                              settlement practices may result
                              in less reliable information on
                              foreign investments and
                              involve more risk

----------------------------------------------------------

REAL ESTATE INVESTMENT       .Performance depends on the       .Real estate holdings can
TRUSTS (REITS)                strength of real estate           generate good returns from
All Funds                     market, REIT management           rents, rising market values,
                              and property management,          etc.
Up to 25%; usually less than  which can be affected by
10% of investable assets      many factors, including          .Greater diversification of real
                              national and regional             estate investments than
                              economic conditions               direct ownership

                             .REITs invested primarily in      .Provides diversification in an
                              real estate mortgages may be      investment portfolio
                              affected by the quality of any
                              credit extended and the
                              timing of payment


                                                  Strategic Partners Funds  23

How the Funds Invest

% of Investable Assets   RISKS                              POTENTIAL REWARDS

DERIVATIVES              .The value of derivatives (such    .A Fund could make money
All Funds                 as futures and options) that       and protect against losses if
                          are used to hedge a portfolio      the investment analysis
Percentage varies;        security is determined             proves correct
usually less than 10% of  independently from that
investable assets         security and could result in a    .One way to manage a Fund's
                          loss to a Fund when the price      risk/return balance is by
                          movement of the derivative         locking in the value of an
                          does not correlate with a          investment ahead of time
                          change in the value of the
                          portfolio security                .Derivatives that involve
                                                             leverage could generate
                         .Derivatives may not have the       substantial gains at low cost
                          intended effects and may
                          result in losses or missed        .Hedges that correlate well
                          opportunities                      with an underlying position
                                                             can reduce or eliminate
                         .The other party to a               investment income or capital
                          derivatives contract could         gains at low cost
                          default

                         .Derivatives can increase
                          share price volatility and
                          those that involve leverage
                          could magnify losses

                         .May be difficult to value
                          precisely or sell at the time or
                          price desired

                         .Certain types of derivatives
                          involve costs to a Fund that
                          can reduce returns


24  Visit our website at www.jennisondryden.com

% of Investable Assets       RISKS                        POTENTIAL REWARDS

U.S. GOVERNMENT              .Some are not insured or     .May preserve a Fund's
SECURITIES                    guaranteed by the            assets
Focused Growth, New Era       government but only by
Growth and Focused Value      the issuing agency,         .Principal and interest
Funds                         which must rely on its       may be guaranteed by
                              own resources to repay       the U.S. government
Up to 35%; usually less than  the debt
10% of investable assets
                             .Limits potential for
Mid-Cap Value Fund            capital appreciation

Up to 20%; usually less than .Market risk--the risk
10% of investable assets      that the market value of
                              a security will move up
                              or down, often in the
                              opposite direction from
                              interest rates.

                             .Interest rate risk--the
                              risk that the value of
                              most debt obligations
                              will fall when interest
                              rates rise; the longer its
                              maturity, the more its
                              value typically falls

----------------------------------------------------------

SHORT SALES                  .May magnify underlying      .May magnify underlying
All Funds                     investment losses            investment gains

Up to 25% of net assets;     .Investment costs may
usually less than 10% of      exceed potential
investable assets             underlying investment
                              gains

----------------------------------------------------------

ILLIQUID SECURITIES          .May be difficult to value   .May offer a more
All Funds                     precisely                    attractive yield or
                                                           potential for growth
Up to 15% of net assets      .May be difficult to sell     than more widely traded
                              at the time or price         securities
                              desired


                                                  Strategic Partners Funds  25

How the Funds Invest



INVESTMENT TYPE (CONT'D)





% of Investable Assets        RISKS                        POTENTIAL REWARDS

MONEY MARKET                                               .May preserve a Fund's
INSTRUMENTS                   .Limits potential for         assets
Focused Growth, New Era        capital appreciation
Growth and Focused Value
Funds                         .Credit risk--the risk that
                               the default of an issuer
Up to 35% on a normal basis    would leave a Fund
and up to 100% on a            with unpaid interest or
temporary basis of investable  principal
assets
                              .Market risk--the risk
Mid-Cap Value Fund             that the market value of
                               an investment may
Up to 20% under normal         move up or down.
circumstances; up to 100% on   Market risk may affect
a temporary basis of           an industry, a sector or
investable assets              the market as a whole


26  Visit our website at www.jennisondryden.com

How the Trust is Managed

BOARD OF TRUSTEES
The Trust's Board of Trustees (the Board) oversees the actions of the Manager, Sub-Manager (Focused Growth Fund), Advisers and Distributor, and decides on general policies. The Board also oversees the Trust's officers, who conduct and supervise the daily business operations of each Fund.

MANAGER
Prudential Investments LLC (PI)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102-4077


Under a management agreement with the Trust, PI manages each Fund's investment operations and administers its business affairs. PI has responsibility for all investment advisory services and supervises the Advisers. For the fiscal year ended February 29, 2004, each Fund paid PI management fees equal to an annual rate of 0.90% of its average net assets.



PI and its predecessors have served as manager or administrator to investment companies since 1987. As of March 31, 2004, PI, a wholly-owned subsidiary of Prudential, served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $107.4 billion.



Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective Advisers for the Trust. In evaluating a prospective Adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Funds' Advisers.



MANAGER-OF-MANAGERS STRUCTURE


With respect to each Fund, PI and the Trust operate under an exemptive order (the Order) from the Securities and Exchange Commission that generally permits PI to enter into or amend agreements with Advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with Advisers. Shareholders of the Funds still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Trust will notify shareholders of any new Advisers or material amendments to advisory agreements made pursuant to the Order.


                                                  Strategic Partners Funds  27

How the Trust is Managed


SUB-MANAGER (FOCUSED GROWTH FUND)

Prudential Investment Management, Inc. (PIM) serves as the Sub-Manager for the portion of the Fund managed by Jennison. PIM's address is 100 Mulberry Street, Gateway Center Two, Newark, NJ 07102. PIM provides services to PI as PI may request from time to time in the management and administration of the Fund. PIM has served as an adviser to mutual funds since 1984.


INVESTMENT ADVISERS AND PORTFOLIO MANAGERS
FOCUSED GROWTH FUND
Alliance Capital Management, L.P. (Alliance) and Jennison are the Fund's
Advisers.


Alliance is a leading international investment adviser, supervising client accounts with assets as of December 31, 2003 of approximately $475 billion. Alliance has served as an investment adviser to mutual funds since 1983. Alliance's address is 1345 Avenue of the Americas, New York, NY 10105.



Thomas G. Kamp, CFA has been portfolio manager for the segment of the Fund's assets advised by Alliance since May 2003. Mr. Kamp is a Senior Vice President and Portfolio Manager and member of the Large Cap Growth Group. Mr. Kamp joined Alliance Capital in 1993. Mr. Kamp has been in the investment management field for 11 years. He has been with Alliance for 9 years, working in the firm's Minneapolis office.



Jennison managed approximately $61 billion in assets as of March 31, 2004. Jennison has served as an investment adviser since 1969 and has advised mutual funds since 1990. Jennison's address is 466 Lexington Avenue, New York,
NY 10017.



Spiros "Sig" Segalas and Kathleen McCarragher have been co-portfolio managers for the segment of the Fund's assets advised by Jennison since the Fund's inception. Mr. Segalas has been in the investment business for over 44 years and has managed equity portfolios for investment companies since 1990. He was a founding member of Jennison in 1969 and currently serves as its Director, President and Chief Investment Officer. Ms. McCarragher, a Director and Executive Vice President of Jennison, is also Jennison's Head of Growth Equity. Prior to joining Jennison in 1998, she was with Weiss, Peck & Greer, L.L.C. from 1992 to 1998 as Managing Director and Director of Large Cap Growth Equities. From 1982 to 1992 Ms. McCarragher was with State Street Research & Management Company, where she was a portfolio manager and a member of the Investment Committee.


NEW ERA GROWTH FUND
Calamos Asset Management, Inc. (Calamos) and Jennison are the Fund's Advisers. Calamos, a registered investment adviser, is a wholly-owned subsidiary of Calamos

28  Visit our website at www.jennisondryden.com

Holdings, Inc. As of March 31, 2004, Calamos managed approximately $29.0 billion in assets for institutions, individuals, investment companies and hedge funds. Calamos' address is 1111 E. Warrenville Road, Naperville, Illinois 60563-1463.



John P. Calamos, Chief Executive Officer, President of Calamos and co-Chief Investment Officer, Nick P. Calamos, Executive Vice President of Calamos and co-Chief Investment Officer and John P. Calamos, Jr., Executive Vice President of Calamos, have managed Calamos's portion of the New Era Growth Fund since December 2002. John and Nick have managed money together for nearly 20 years.


Jennison is described above.

Susan Hirsch, an Executive Vice President of Jennison since August 2000, has served as the portfolio manager for the segment of the Fund advised by Jennison since the Fund's inception. Ms. Hirsch joined PIM, an affiliate of Jennison, in July 1996. Before that she was employed by Lehman Brothers Global Asset Management from 1988 to 1996. Ms. Hirsch was named as an Institutional Investor All-America Research Team Analyst for small growth stocks in 1991, 1992 and 1993.

FOCUSED VALUE FUND
Davis and Salomon Brothers Asset Management Inc. (Salomon Brothers) are the Fund's Advisers.


Davis, 2949 Elvira Road, Suite 101, Tucson, AZ 85706, has served as investment adviser for all of the Davis Funds, other mutual funds, and other institutional clients since February 1969. As of March 31, 2004, Davis managed approximately $49.8 billion in net assets.


Christopher C. Davis and Kenneth Charles Feinberg have served as co-portfolio managers for the segment of the Fund's assets managed by Davis since the Fund's inception. Mr. Davis is President of Davis New York Venture Fund, Inc. and has co-managed that fund since October 1995. He also manages or co-manages other equity funds advised by Davis. Mr. Feinberg has served as a co-manager of Davis New York Venture Fund since May 1998. He also manages or co-manages other equity funds advised by Davis. He has been a research analyst at Davis since December 1994.


Salomon Brothers, a wholly owned subsidiary of Citigroup, Inc., is located at 750 Washington Boulevard, 11th Floor, Stamford, CT 06901. Together with its affiliates, Salomon Brothers provides a broad range of fixed-income and equity investment advisory services to various entities located throughout the world and managed approximately $65.1 billion in assets as of December 31, 2003.


                                                  Strategic Partners Funds  29

How the Trust is Managed


John B. Cunningham, CFA and Mark McAllister, CFA serve as co-portfolio managers of the Fund's assets managed by Salomon Brothers. Mr. Cunningham has served as co-portfolio manager since the Fund's inception and Mr. McAllister has been co-portfolio manager of the Fund since October 2002. Mr. Cunningham, a Managing Director and equity analyst with Salomon Brothers, has managed or co-managed the Salomon Brothers Investors Value Fund since 1997. He joined Salomon Brothers in January of 1995. Mr. McAllister is currently co-portfolio manager of the Smith Barney Premium Total Return Fund, the Salomon Brothers Investors Value Fund and The Salomon Brothers Fund. Prior to joining Salomon Brothers in August 1999, he was a portfolio manager at JLW Capital Management, Inc. and was a Vice President, securities analyst and member of the Investment Committee at Cohen & Steers Capital Management, Inc. from 1994 to 1998.


MID-CAP VALUE FUND


Mercury and Harris serve as the Fund's Advisers.




Mercury was organized as an investment adviser in 1976 and offers investment advisory services to more than 50 registered investment companies. Mercury and its affiliates had approximately $500 billion in investment company and other portfolio assets under management as of December 31, 2003. Mercury's address is 800 Scudders Mill Road, Plainsboro, NJ 08536.




Harris is a wholly-owned subsidiary of CDC IXIS Asset Management North America, L.P., which, in turn, is owned by CDC IXIS Asset Management, a French institutional money management firm and investment arm of CDC IXIS (formerly Caisse des Depots Group, a global bank headquartered in Paris). Harris manages the Oakmark Family of Funds' investments and business affairs. Harris also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships. Together with a predecessor, Harris has advised and managed mutual funds since 1976. Harris had approximately $50.5 billion in investment company and other portfolio assets under management as of March 31, 2004. Harris' address is Two North LaSalle Street, Chicago, IL 60602-3790.





R. Elise Baum has primary day-to-day responsibility for the Mercury-advised portion of the Fund. Ms. Baum also manages the Merrill Lynch Mid Cap Value Fund. A Managing Director of Mercury, she joined Mercury in 1995.




William C. Nygren, CFA, Robert M. Levy, CFA and Michael J. Mangan, CFA, CPA, are the co-portfolio managers for the Harris-advised portion of the Fund. Mr. Nygren also co-manages the Oakmark Select Fund and the Oakmark Fund. A Portfolio Manager at Harris, Mr. Nygren joined Harris in 1983. Chairman and CIO of Harris,


30  Visit our website at www.jennisondryden.com

Mr. Levy joined Harris in 1985. A Portfolio Manager at Harris, Mr. Mangan joined Harris in 1997, prior to which he was a portfolio manager with Stein, Roe & Farnham.


DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS or the Distributor) distributes each Fund's shares under a Distribution Agreement with the Trust. Each Fund has Distribution and Service Plans under Rule 12b-1 under the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing each Fund's Class A, B, C and Z shares and provides certain shareholder support services. Each Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.


                                                  Strategic Partners Funds  31

Fund Distributions and Tax Issues

Investors who buy shares of the Funds should be aware of some important tax issues. For example, each Fund distributes dividends of ordinary income and any realized net capital gains to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from a Fund also may be subject to state and local income taxes.

Also, if you sell shares of a Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

Each Fund distributes dividends of any net investment income to shareholders--typically once a year. For example, if a Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from a Fund will be taxed as ordinary income whether or not they are reinvested in the Fund. However, under recently enacted legislation, certain dividends paid by a Fund to non-corporate shareholders may be eligible for tax rates applicable to long-term capital gains (currently a maximum of 15%). In addition, a portion of the dividends paid to corporate shareholders may be eligible for the 70% dividends-received deduction.



Each Fund also distributes realized net capital gains to shareholders--typically once a year. Capital gains are generated when a Fund sells its assets for a profit. For example, if a Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security--if a security is held more than one year before it is sold, long-term capital gains are taxed at rates of up to 15%, but if the security is held one year or less, short-term capital gains are taxed at ordinary income rates of up to 35%. Different rates apply to corporate shareholders.


For your convenience, a Fund's distributions of dividends and capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer

32  Visit our website at www.jennisondryden.com

Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099

Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year unless you own shares of a Fund as part of a qualified or tax-deferred plan or account. If you do own shares of a Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.



Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.


WITHHOLDING TAXES

If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.


IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of a Fund just before the record date (the date for a distribution that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

                                                  Strategic Partners Funds  33

Fund Distributions and Tax Issues


QUALIFIED AND TAX-DEFERRED RETIREMENT PLANS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free.

IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of a Fund for a profit, you have realized a capital gain, which is
---------------------------------        subject to tax unless you hold
                                         shares in a qualified or tax-deferred
              [GRAPHIC]                  plan or account. The amount of tax
                                         you pay depends on how long you
                                         owned your shares and when you
                                         bought them. If you sell shares of a
---------------------------------        Fund for a loss, you may have a
                                         capital loss, which you may use to
                                         offset certain capital gains you
                                         have.

If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). If you acquire shares of a Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

Exchanging your shares of a Fund for the shares of another Strategic Partners/SM/ mutual fund is considered a sale for tax purposes. In other words, it's a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

34  Visit our website at www.jennisondryden.com

AUTOMATIC CONVERSION OF CLASS B SHARES
We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event" because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

                                                  Strategic Partners Funds  35

How to Buy, Sell and Exchange Shares of
the Funds

HOW TO BUY SHARES
Step 1: Open an Account
If you don't have an account with a securities firm that is permitted to buy or sell shares of the Funds for you, call Prudential Mutual Fund Services LLC
(PMFS), at (800) 225-1852, or contact:

Prudential Mutual Fund Services LLC
Attn: Investment Services
P.O. Box 8179
Philadelphia, PA 19101

You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into a Fund) or suspend or modify a Fund's sale of its shares.


With certain limited exceptions, the Funds are available only to U.S. citizens or residents.


Step 2: Choose a Share Class
Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Funds, although Class Z shares are available only to a limited group of investors.




Multiple share classes let you choose a cost structure that meets your needs:



.. Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are also subject to a CDSC of 1%.



.. Class B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.



.. Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.


36  Visit our website at www.jennisondryden.com

How to Buy, Sell and Exchange Shares of the Funds



When choosing a share class, you should consider the following factors:



.. The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.



.. The length of time you expect to hold the shares and the impact of the varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares are generally only appropriate for investors who plan to hold their shares no more than 3 years.



.. The different sales charges that apply to each share class--Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low CDSC.



.. The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase on a quarterly basis.



.. Because Class Z shares have lower operating expenses than Class A, Class B or
  Class C shares, you should consider whether you are eligible to purchase
  Class Z shares.



See "How to Sell Your Shares" for a description of the impact of CDSCs.




                                                  Strategic Partners Funds  37

Share Class Comparison. Use this chart to help you compare the Funds' different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.


                                           CLASS A             CLASS B             CLASS C        CLASS Z
Minimum purchase amount/1/                 $1,000              $1,000              $2,500          None
---------------------------------------------------------------------------------------------------------
Minimum amount for subsequent
 purchases/1/                              $100                $100                $100            None
---------------------------------------------------------------------------------------------------------
Maximum initial sales charge               5.50% of the public
                                           offering price      None                None            None
---------------------------------------------------------------------------------------------------------
Contingent Deferred Sales Charge (CDSC)/2/ 1%/3/               If sold during:     1% on sales     None
                                                               Year 1          5%  made within
                                                               Year 2          4%  12 months
                                                               Year 3          3%  of purchase/2/
                                                               Year 4          2%
                                                               Years 5/6       1%
                                                               Year 7          0%
---------------------------------------------------------------------------------------------------------
Annual distribution (12b-1) and service
 fees shown as a percentage of average
 net assets/4/                             .30 of 1%           1%                  1%              None
---------------------------------------------------------------------------------------------------------


/1/The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Additional Shareholder Services--Automatic Investment Plan."



/2/For more information about the CDSC and how it is calculated, see "How to Sell Your Shares--Contingent Deferred Sales Charge (CDSC)."


/3/Investors who purchase $1 million or more of Class A shares and sell those shares within 12 months of purchase are subject to 1% CDSC.


/4/Thesedistribution and service (12b-1) fees are paid from each Fund's assets on a continuous basis. The service fee for Class A, Class B and Class C shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee). Class B and Class C shares pay a distribution fee (in addition to the service fee) of .75 of 1%. For the fiscal year ending February 28, 2005, the Distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.


38  Visit our website at www.jennisondryden.com

How to Buy, Sell and Exchange Shares of the Funds

REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.


                           SALES CHARGE AS % SALES CHARGE AS %    DEALER
     AMOUNT OF PURCHASE    OF OFFERING PRICE OF AMOUNT INVESTED REALLOWANCE
     Less than $25,000           5.50%             5.82%           5.00%
     $25,000 to $49,999          5.00%             5.26%           4.50%
     $50,000 to $99,999          4.50%             4.71%           4.00%
     $100,000 to $249,999        3.75%             3.90%           3.25%
     $250,000 to $499,999        2.75%             2.83%           2.50%
     $500,000 to $999,999        2.00%             2.04%           1.75%
     $1 million and above*        None              None           1.00%**



*If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares, and sell these shares within 12 months of purchase, you will be subject to a 1% CDSC.


**For investments of $5 million to $9,999,999, the dealer allowance is 0.50%.
  For investments of $10 million and above, the dealer allowance is 0.25%.


To satisfy the purchase amounts above, you can:

.. Invest with an eligible group of related investors

.. Buy Class A shares of two or more JennisonDryden or Strategic Partners mutual funds at the same time


.. Use your Rights of Accumulation, which allow you to combine (1) the current value of shares of JennisonDryden or Strategic Partners mutual funds that you already own, (2) the value of money market shares you have received for shares of those funds in an exchange transaction, and (3) the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent at the time of purchase if you qualify for Rights of Accumulation)


.. Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in a Fund and other JennisonDryden or Strategic Partners mutual funds within 13 months.





You may need to provide your broker-dealer or other financial intermediary through which you hold Fund shares with the information necessary to take full advantage of reduced or waived Class A sales charges.


                                                  Strategic Partners Funds  39

The Distributor may reallow Class A's sales charge to dealers.

Benefit Plans. Benefit Plans can avoid Class A's initial sales charge if the Benefit Plan has existing assets of at least $1 million or 250 eligible employees or participants. For these purposes, a Benefit Plan is a pension, profit-sharing or other employee benefit plan qualified under Section 401 of the Internal Revenue Code, a deferred compensation or annuity plan under Sections 403(b) and 457 of the Internal Revenue Code, a rabbi trust, or a nonqualified deferred compensation plan.

Mutual Fund Programs. Waivers are also available to investors in certain programs sponsored by brokers, investment advisers and financial planners who have agreements with the Distributor relating to:


.. Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades and charges its clients a management, consulting or other fee for its services, or


.. Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Funds in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


Other Types of Investors. Other investors pay no sales charge, including certain officers, employees or agents of the Manager and its affiliates, the Advisers of JennisonDryden or Strategic Partners mutual funds and registered representatives and employees of brokers that have entered into dealer agreements with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."






QUALIFYING FOR CLASS Z SHARES
Class Z shares of the Funds can be purchased by any of the following:

.. Any Benefit Plan, as defined above, and certain nonqualified plans, provided the Benefit Plan--in combination with other plans sponsored by the same employer or group of related employers--has at least $50 million in defined contribution assets,

.. Current and former Trustees of the Strategic Partners mutual funds, including the Trust,

40  Visit our website at www.jennisondryden.com

How to Buy, Sell and Exchange Shares of the Funds


.. The Manager or an Adviser or one of their respective affiliates, with an investment of $10 million or more, or

.. Qualified state tuition programs (529 plans).

PAYMENT TO THIRD PARTIES
In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold. The Distributor or one of its affiliates may make ongoing payments, from its own resources, to brokers, financial advisers and other persons for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1) fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.

When we do the conversion, you will get fewer Class A shares than the number of converted Class B if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of a Fund is based on the share value. The share value of a mutual fund--known as the net asset value or NAV--is determined by a


Mutual Fund Shares                   simple calculation: it's the total value of a
The NAV of mutual fund shares        Fund (assets minus liabilities) divided by the
changes every day because the value  total number of shares outstanding. For
of a fund's portfolio changes        example, if the value of the investmentsheld
constantly. For example, if Fund XYZ by Fund XYZ (minus its liabilities) is $1,000
holds ACME Corp. stock in its        and there are 100 shares of Fund XYZ owned
portfolio and the price of ACME      by shareholders, the value of one share of the
stock goes up while the value of the fund--or the NAV--is $10 ($1,000 divided by
fund's other holdings remains the    100).
same and expenses don't change,
the NAV of Fund XYZ will increase.   Each Fund's portfolio securities are valued
                                     based upon market quotations or, if not


                                                  Strategic Partners Funds  41
readily available, at fair value as determined in good faith under procedures established by the Board. A Fund also may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that a Fund uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing a Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities or as noted below, we normally value each foreign security held by a Fund as of the close of the security's primary market.

We determine each Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase or redeem, a Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, a Fund will ordinarily price its shares, and you may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. We may not determine a Fund's NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.

Most national newspapers report the NAVs of larger mutual funds, which allows investors to check the price of those funds daily.

What Price Will You Pay for Shares of the Fund?

For Class A shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B, Class C and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.


Unless regular trading on the NYSE closes before 4:00 p.m., your order to purchase must be received by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

42  Visit our website at www.jennisondryden.com

How to Buy, Sell and Exchange Shares of the Funds


STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, each Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in a Fund at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

Prudential Mutual Fund Services LLC
Attn: Account Maintenance
P.O. Box 8159
Philadelphia, PA 19101

Automatic Investment Plan. You can make regular purchases of a Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

Systematic Withdrawal Plan. A systematic withdrawal plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Funds. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, Shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your shares of the Funds for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.


                                                  Strategic Partners Funds  43

When you sell shares of a Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable
CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise contact:

Prudential Mutual Fund Services LLC
Attn: Redemption Services
P.O. Box 8149
Philadelphia, PA 19101

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of a Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen only during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."


If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order guaranteed by an "eligible financial institution" if:

.. You are selling more than $100,000 of shares,

.. You want the redemption proceeds made payable to someone that is not in our records,

.. You want the redemption proceeds sent to some place that is not in our records, or

.. You are a business or a trust.

An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."

44  Visit our website at www.jennisondryden.com

How to Buy, Sell and Exchange Shares of the Funds


CONTINGENT DEFERRED SALES CHARGE (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 12 months of purchase, you will have to pay a contingent deferred sales charge (CDSC). In addition, investors who purchase $1 million or more of Class A shares are subject to a CDSC of 1% for shares redeemed within 12 months of purchase. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:


.. Amounts representing shares you purchased with reinvested dividends and distributions,


.. Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases) and Class C shares, and six years for Class B shares, and



.. Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases) and Class C shares, and six years for Class B shares.


Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


As we noted before in the "Share Class Comparison" chart, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. The CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 12 months of purchase. For Class A, Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.


The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

                                                  Strategic Partners Funds  45

WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:

.. After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability

.. To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA or Section 403(b) custodial account

.. On certain sales effected through a Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares."


WAIVER OF THE CDSC--CLASS C SHARES

Benefit Plans. The CDSC will be waived on redemptions from Benefit Plans holding shares through a broker for which the broker provides administrative or recordkeeping services.

REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of a Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize Fund expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid.

46  Visit our website at www.jennisondryden.com

How to Buy, Sell and Exchange Shares of the Funds


In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

RETIREMENT PLANS
To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of a Fund for shares of the same class in any other JennisonDryden or Strategic Partners mutual fund, as well as shares of Special Money Market Fund, Inc. (Special Money Fund), if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of a Fund for Class A shares of another JennisonDryden or Strategic Partners mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Shares of the Fund also may be exchanged into JennisonDryden or Strategic Partners shares of Special Money Fund. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.


If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
Attn: Exchange Processing
P.O. Box 8157
Philadelphia, PA 19101


There is no sales charge for exchanges. However, if you exchange--and then sell--Class A shares within 12 months of your original purchase (in certain circumstances), Class B shares within approximately 6 years of your original purchase or Class C shares within 12 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class A, Class B or Class C shares into a money market fund, the time you hold the shares in the money market fund will not be counted in calculating the required holding periods for CDSC liability.


                                                  Strategic Partners Funds  47

Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."

FREQUENT TRADING

Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, a Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash a Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, each Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume or frequency of trading. Each Fund will notify a market timer of rejection of an exchange or purchase order subsequent to the day the order is placed. There can be no assurance that the Funds' procedures will be effective in limiting the practice of market timing in all cases.


TELEPHONE REDEMPTIONS OR EXCHANGES
You may redeem or exchange your shares in any amount by calling the Trust at
(800) 225-1852 before 4:00 p.m. New York time to receive a redemption or exchange amount based on that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. A Fund will not be liable if it follows instructions that it reasonably believes are made by the shareholder. If a Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

48  Visit our website at www.jennisondryden.com

How to Buy, Sell and Exchange Shares of the Funds


The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE
If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the relevant Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares--Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

                                                  Strategic Partners Funds  49

Financial Highlights


The financial highlights below are intended to help you evaluate the financial performance of each Fund since its inception. The total return in each chart represents the rate that a shareholder would have earned on an investment in that share class of a Fund, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.


A copy of the Trust's annual report is available upon request, at no charge, as described on the back cover of this prospectus.

FOCUSED GROWTH FUND

The financial highlights for the fiscal year ended February 29, 2004 have been derived from each Fund's financial statements included in each Fund's annual report which is incorporated by reference. These financial highlights have been audited by KPMG LLP, whose report thereon is included in the annual report. The periods presented through February 28, 2003 were audited by other independent auditors, whose reports thereon were unqualified.


CLASS A SHARES


                                                                            JUNE 2, 2000/a/
                                      YEAR ENDED   YEAR ENDED   YEAR ENDED     THROUGH
                                     FEBRUARY 29, FEBRUARY 28, FEBRUARY 28,  FEBRUARY 28,
PER SHARE OPERATING PERFORMANCE          2004         2003         2002          2001
Net asset value, beginning of period   $  4.41      $  5.95      $  7.30       $ 10.00
Income (loss) from investment
 operations:
Net investment loss                      (0.06)       (0.06)       (0.06)        (0.06)
Net realized and unrealized gain
 (loss) on investment transactions        1.64        (1.48)       (1.29)        (2.64)
Total from investment operations          1.58        (1.54)       (1.35)        (2.70)
-------------------------------------------------------------------------------------------
Net asset value, end of period         $  5.99      $  4.41      $  5.95       $  7.30
Total return/b/                          35.83%      (25.88)%     (18.49)%      (27.00)%
-------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)        $15,734      $15,159      $27,630       $43,200
Average net assets (000)               $16,241      $20,856      $34,765       $59,259
Ratios to average net assets:
Expenses, including distribution
 and service (12b-1) fees/e/              1.69%        1.61%        1.42%         1.57%/c/
Expenses, excluding distribution and
 service (12b-1) fees                     1.44%        1.36%        1.17%         1.32%/c/
Net investment loss                      (0.99)%      (0.93)%      (0.77)%       (0.80)%/c/
For Class A, B, C and Z shares:
Portfolio turnover                         100%          53%          76%          116%/d/
-------------------------------------------------------------------------------------------

/a/Commencement of investment operations.

/b/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods of less than one full year are not annualized.

/c/Annualized.
/d/Not annualized for periods of less than one full year.

/e/During each period, the Distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A Shares.


50  Visit our website at www.jennisondryden.com

FOCUSED GROWTH FUND
CLASS B SHARES


                                                                            JUNE 2, 2000/a/
                                      YEAR ENDED   YEAR ENDED   YEAR ENDED     THROUGH
                                     FEBRUARY 29, FEBRUARY 28, FEBRUARY 28,  FEBRUARY 28,
PER SHARE OPERATING PERFORMANCE          2004         2003         2002          2001
Net asset value, beginning of period   $   4.33     $  5.87     $    7.26     $   10.00
Income (loss) from investment
 operations:
Net investment loss                       (0.10)      (0.10)        (0.11)        (0.10)
Net realized and unrealized gain
 (loss) on investment transactions         1.60       (1.44)        (1.28)        (2.64)
Total from investment operations           1.50       (1.54)        (1.39)        (2.74)
--------------------------------------------------------------------------------------------
Net asset value, end of period         $   5.83     $  4.33     $    5.87     $    7.26
Total return/b/                           34.64%     (26.24)%      (19.15)%      (27.40)%
--------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)        $ 62,471     $55,540     $  97,635     $ 137,671
Average net assets (000)               $ 62,157     $75,020     $ 117,384     $ 164,779
Ratios to average net assets:
Expenses, including distribution and
 service (12b-1) fees                      2.44%       2.36%         2.17%         2.32%/c/
Expenses, excluding distribution and
 service (12b-1) fees                      1.44%       1.36%         1.17%         1.32%/c/
Net investment loss                       (1.74)%     (1.68)%       (1.52)%       (1.56)%/c/
--------------------------------------------------------------------------------------------


/a/Commencement of investment operations.

/b/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods of less than one full year are not annualized.

/c/Annualized.

                                                  Strategic Partners Funds  51

Financial Highlights

FOCUSED GROWTH FUND
CLASS C SHARES


                                                                            JUNE 2, 2000/a/
                                      YEAR ENDED   YEAR ENDED   YEAR ENDED     THROUGH
                                     FEBRUARY 29, FEBRUARY 28, FEBRUARY 28,  FEBRUARY 28,
PER SHARE OPERATING PERFORMANCE          2004         2003         2002          2001
Net asset value, beginning of period   $  4.33      $  5.87      $  7.26       $  10.00
Income (loss) from investment
 operations:
Net investment loss                      (0.10)       (0.10)       (0.11)         (0.10)
Net realized and unrealized gain
 (loss) on investment transactions        1.59        (1.44)       (1.28)         (2.64)
Total from investment operations          1.49        (1.54)       (1.39)         (2.74)
--------------------------------------------------------------------------------------------
Net asset value, end of period         $  5.82      $  4.33      $  5.87       $   7.26
Total return/b/                          34.41%      (26.24)%     (19.15)%       (27.40)%
--------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)        $37,685      $36,046      $63,966       $ 96,437
Average net assets (000)               $38,987      $49,456      $80,074       $121,487
Ratios to average net assets:
Expenses, including distribution
 and service (12b-1) fees                 2.44%        2.36%        2.17%          2.32%/c/
Expenses, excluding distribution
 and service (12b-1) fees                 1.44%        1.36%        1.17%          1.32%/c/
Net investment loss                      (1.74)%      (1.68)%      (1.52)%        (1.56)%/c/
--------------------------------------------------------------------------------------------


/a/Commencement of investment operations.

/b/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods of less than one full year are not annualized.

/c/Annualized.

52  Visit our website at www.jennisondryden.com

FOCUSED GROWTH FUND
CLASS Z SHARES


                                                                            JUNE 2, 2000/a/
                                      YEAR ENDED   YEAR ENDED   YEAR ENDED     THROUGH
                                     FEBRUARY 29, FEBRUARY 28, FEBRUARY 28,  FEBRUARY 28,
PER SHARE OPERATING PERFORMANCE          2004         2003         2002          2001
Net asset value, beginning of period    $ 4.45      $  5.97      $  7.31       $ 10.00
Income (loss) from investment
 operations:
Net investment loss                      (0.05)       (0.05)       (0.04)        (0.04)
Net realized and unrealized gain
 (loss) on investment transactions        1.65        (1.47)       (1.30)        (2.65)
Total from investment operations          1.60        (1.52)       (1.34)        (2.69)
-------------------------------------------------------------------------------------------
Net asset value, end of period          $ 6.05      $  4.45      $  5.97       $  7.31
Total return/b/                          35.96%      (25.46)%     (18.33)%      (26.90)%
-------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)         $4,373      $ 5,010      $10,840       $15,574
Average net assets (000)                $4,955      $ 7,621      $12,834       $22,544
Ratios to average net assets:
Expenses, including distribution and
 service (12b-1) fees                     1.44%        1.36%        1.17%         1.32%/c/
Expenses, excluding distribution and
 service (12b-1) fees                     1.44%        1.36%        1.17%         1.32%/c/
Net investment loss                      (0.75)%      (0.69)%      (0.52)%       (0.55)%/c/
-------------------------------------------------------------------------------------------


/a/Commencement of investment operations.

/b/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods of less than one full year are not annualized.

/c/Annualized.

                                                  Strategic Partners Funds  53

Financial Highlights

NEW ERA GROWTH FUND



The financial highlights for the fiscal year ended February 29, 2004 have been derived from each Fund's financial statements included in each Fund's annual report which is incorporated by reference. These financial highlights have been audited by KPMG LLP, whose report thereon is included in the annual report. The periods presented through February 28, 2003 were audited by other independent auditors, whose reports thereon were unqualified.


CLASS A SHARES


                                      YEAR ENDED   YEAR ENDED   YEAR ENDED  NOVEMBER 22, 2000/a/
                                     FEBRUARY 29, FEBRUARY 28, FEBRUARY 28,       THROUGH
PER SHARE OPERATING PERFORMANCE        2004/d/      2003/d/      2002/d/     FEBRUARY 28, 2001
Net asset value, beginning of period   $  4.78      $  6.52      $  9.05          $ 10.00
Income (loss) from investment
 operations:
Net investment loss                      (0.09)       (0.07)       (0.09)           (0.02)
Net realized and unrealized gain
 (loss) on investments and
 foreign currencies                       2.72        (1.67)       (2.44)           (0.93)
Total from investment operations          2.63        (1.74)       (2.53)           (0.95)
------------------------------------------------------------------------------------------------
Net asset value, end of period         $  7.41      $  4.78      $  6.52          $  9.05
Total return/b/                          55.02%      (26.69)%     (27.96)%          (9.50)%
------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)        $20,491      $16,674      $32,440          $63,565
Average net assets (000)               $19,423      $23,274      $47,807          $72,881
Ratios to average net assets:
Expenses, including distribution
 and service (12b-1) fees/f/              1.66%        1.67%        1.54%            1.64%/c/
Expenses, excluding distribution
 and service (12b-1) fees                 1.41%        1.42%        1.29%            1.39%/c/
Net investment loss                      (1.42)%      (1.26)%      (1.15)%          (0.90)%/c/
For Class A, B, C and Z shares:
Portfolio turnover rate/e/                 144%         236%         196%              62%
------------------------------------------------------------------------------------------------


/a/Commencement of investment operations.

/b/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods of less than one full year are not annualized.

/c/Annualized.

/d/Calculations are based on average shares outstanding during the year.

/e/Not annualized for periods of less than one full year.

/f/During each period, the Distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25% of 1% of the average daily net assets of the Class A shares.


54  Visit our website at www.jennisondryden.com

NEW ERA GROWTH FUND
CLASS B SHARES


                                      YEAR ENDED   YEAR ENDED   YEAR ENDED  NOVEMBER 22, 2000/a/
                                     FEBRUARY 29, FEBRUARY 28, FEBRUARY 28,       THROUGH
PER SHARE OPERATING PERFORMANCE        2004/d/      2003/d/      2002/d/     FEBRUARY 28, 2001
Net asset value, beginning of period   $  4.70      $  6.46      $  9.04         $  10.00
Income (loss) from investment
 operations:
Net investment loss                      (0.13)       (0.11)       (0.15)           (0.04)
Net realized and unrealized gain
 (loss) on investments and
 foreign currencies                       2.66        (1.65)       (2.43)           (0.92)
Total from investment operations          2.53        (1.76)       (2.58)           (0.96)
------------------------------------------------------------------------------------------------
Net asset value, end of period         $  7.23      $  4.70      $  6.46         $   9.04
Total return/b/                          53.83%      (27.24)%     (28.54)%          (9.60)%
------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)        $51,687      $38,471      $68,825         $114,003
Average net assets (000)               $47,021      $51,273      $91,189         $124,911
Ratios to average net assets:
Expenses, including distribution
 and service (12b-1) fees                 2.41%        2.42%        2.29%            2.39%/c/
Expenses, excluding distribution
 and service (12b-1) fees                 1.41%        1.42%        1.29%            1.39%/c/
Net investment loss                      (2.17)%      (2.01)%      (1.90)%          (1.67)%/c/
------------------------------------------------------------------------------------------------


/a/Commencement of investment operations.

/b/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods of less than one full year are not annualized.

/c/Annualized.

/d/Calculations are based on average shares outstanding during the year.


                                                  Strategic Partners Funds  55

Financial Highlights

NEW ERA GROWTH FUND
CLASS C SHARES


                                         YEAR ENDED   YEAR ENDED   YEAR ENDED  NOVEMBER 22, 2000/a/
                                        FEBRUARY 29, FEBRUARY 28, FEBRUARY 28,       THROUGH
PER SHARE OPERATING PERFORMANCE           2004/d/      2003/d/      2002/d/     FEBRUARY 28, 2001
Net asset value, beginning of period      $  4.70      $  6.46      $  9.04         $  10.00
Income (loss) from investment
 operations:
Net investment loss                         (0.13)       (0.11)       (0.15)           (0.04)
Net realized and unrealized gain (loss)
 on investments and foreign
 currencies                                  2.66        (1.65)       (2.43)           (0.92)
Total from investment operations             2.53        (1.76)       (2.58)           (0.96)
---------------------------------------------------------------------------------------------------
Net asset value, end of period            $  7.23      $  4.70      $  6.46         $   9.04
Total return/b/                             53.83%      (27.24)%     (28.54)%          (9.60)%
---------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)           $37,046      $29,180      $55,707         $100,163
Average net assets (000)                  $34,773      $40,817      $76,432         $110,152
Ratios to average net assets:
Expenses, including distribution and
 service (12b-1) fees                        2.41%        2.42%        2.29%            2.39%/c/
Expenses, excluding distribution and
 service (12b-1) fees                        1.41%        1.42%        1.29%            1.39%/c/
Net investment loss                         (2.17)%      (2.01)%      (1.90)%          (1.67)%/c/
---------------------------------------------------------------------------------------------------


/a/Commencement of investment operations.

/b/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods of less than one full year are not annualized.

/c/Annualized.

/d/Calculations are based on average shares outstanding during the year.


56  Visit our website at www.jennisondryden.com

NEW ERA GROWTH FUND
CLASS Z SHARES


                                         YEAR ENDED   YEAR ENDED   YEAR ENDED  NOVEMBER 22, 2000/a/
                                        FEBRUARY 29, FEBRUARY 28, FEBRUARY 28,       THROUGH
PER SHARE OPERATING PERFORMANCE           2004/d/      2003/d/      2002/d/     FEBRUARY 28, 2001
Net asset value, beginning of period       $ 4.81      $  6.54      $  9.07          $ 10.00
Income (loss) from investment
 operations:
Net investment loss                         (0.07)       (0.06)       (0.07)           (0.02)
Net realized and unrealized gain (loss)
 on investments and foreign
 currencies                                  2.73        (1.67)       (2.46)           (0.91)
Total from investment operations             2.66        (1.73)       (2.53)           (0.93)
---------------------------------------------------------------------------------------------------
Net asset value, end of period             $ 7.47      $  4.81      $  6.54          $  9.07
Total return/b/                             55.30%      (26.45)%     (27.89)%          (9.30)%
---------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)            $5,304      $ 4,774      $14,004          $36,565
Average net assets (000)                   $5,083      $ 8,072      $23,491          $43,658
Ratios to average net assets:
Expenses, including distribution and
 service (12b-1) fees                        1.41%        1.42%        1.29%            1.39%/c/
Expenses, excluding distribution and
 service (12b-1) fees                        1.41%        1.42%        1.29%            1.39%/c/
Net investment loss                         (1.18)%      (1.02)%      (0.89)%          (0.65)%/c/
---------------------------------------------------------------------------------------------------


/a/Commencement of investment operations.

/b/Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods of less than one full year are not annualized.

/c)/Annualized.

/d/Calculations are based on average shares outstanding during the year.


                                                  Strategic Partners Funds  57

Financial Highlights




FOCUSED VALUE FUND


The financial highlights for the fiscal year ended February 29, 2004 have been derived from each Fund's financial statements included in each Fund's annual report which is incorporated by reference. These financial highlights have been audited by KPMG LLP, whose report thereon is included in the annual report. The periods presented through February 28, 2003 were audited by other independent auditors, whose reports thereon were unqualified.


CLASS A SHARES


                                              YEAR ENDED   YEAR ENDED  MARCH 30, 2001/a/
                                             FEBRUARY 29, FEBRUARY 28,      THROUGH
PER SHARE OPERATING PERFORMANCE                2004/e/        2003     FEBRUARY 28, 2002
Net asset value, beginning of period           $  7.21      $  9.40         $ 10.00
Income (loss) from investment operations:
Net investment income (loss)                      0.02        (0.01)           0.05
Net realized and unrealized gain (loss) on
 investment transactions                          3.71        (2.18)          (0.59)
Total from investment operations                  3.73        (2.19)          (0.54)
----------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                --           --           (0.06)
Net asset value, end of period                 $ 10.94      $  7.21         $  9.40
Total Return:/(b)/                               51.73%      (23.30)%         (5.44)%
----------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                $35,845      $25,081         $39,418
Average net assets (000)                       $28,203      $30,990         $44,868
Ratios to average net assets:
Expenses, including distribution and service
 (12b-1) fees/d/                                  1.54%        1.52%           1.49%/c/
Expenses, excluding distribution and service
 (12b-1) fees                                     1.29%        1.27%           1.24%/c/
Net investment income (loss)                      0.20%       (0.16)%          0.51%/c/
For Class A, B, C and Z shares:
Portfolio turnover                                  16%          51%             65%
----------------------------------------------------------------------------------------


/a/Commencement of investment operations.

/b/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods less than one full year are not annualized.

/c/Annualized

/d/During each period, the Distributor of the Fund contractually agreed to limit its distributions and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.


/e/Calculations are based on average shares outstanding during the year.


58  Visit our website at www.jennisondryden.com

FOCUSED VALUE FUND
CLASS B SHARES


                                            YEAR ENDED   YEAR ENDED  MARCH 30, 2001/a/
                                           FEBRUARY 29, FEBRUARY 28,      THROUGH
PER SHARE OPERATING PERFORMANCE              2004/e/        2003     FEBRUARY 28, 2002
Net asset value, beginning of period         $  7.15      $  9.39        $  10.00
Income (loss) from investment operations:
Net investment loss                            (0.05)       (0.09)          (0.02)
Net realized and unrealized gain (loss) on
 investment transactions                        3.67        (2.15)          (0.59)
Total from investment operations                3.62        (2.24)          (0.61)
--------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income              --           --           --/c/
Net asset value, end of period               $ 10.77      $  7.15        $   9.39
Total return/b/                                50.63%      (23.86)%         (6.09)%
--------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)              $87,840      $69,456        $114,443
Average net assets (000)                     $78,072      $90,871        $115,557
Ratios to average net assets:
Expenses, including distribution and
 service (12b-1) fees                           2.29%        2.27%           2.24%/d/
Expenses, excluding distribution and
 service (12b-1) fees                           1.29%        1.27%           1.24%/d/
Net investment loss                            (0.55)%      (0.93)%         (0.23)%/d/
--------------------------------------------------------------------------------------


/a/Commencement of investment operations.

/b/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.

/c/Less than $.005 per share.
/d/Annualized.

/e/Calculations are based on average shares outstanding during the year.


                                                  Strategic Partners Funds  59

Financial Highlights

FOCUSED VALUE FUND
CLASS C SHARES


                                            YEAR ENDED   YEAR ENDED  MARCH 30, 2001/a/
                                           FEBRUARY 29, FEBRUARY 28,      THROUGH
PER SHARE OPERATING PERFORMANCE              2004/e/        2003     FEBRUARY 28, 2002
Net asset value, beginning of period         $  7.15      $  9.39         $ 10.00
Income (loss) from investment operations:
Net investment loss                            (0.05)       (0.09)          (0.02)
Net realized and unrealized gain (loss) on
 investment transactions                        3.67        (2.15)          (0.59)
Total from investment operations                3.62        (2.24)          (0.61)
--------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income              --           --           --/c/
Net asset value, end of period               $ 10.77      $  7.15         $  9.39
Total return/b/                                50.63%      (23.86)%         (6.09)%
--------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)              $63,764      $53,257         $82,673
Average net assets (000)                     $58,147      $70,419         $84,579
Ratios to average net assets:
Expenses, including distribution and
 service (12b-1) fees                           2.29%        2.27%           2.24%/d/
Expenses, excluding distribution and
 service (12b-1) fees                           1.29%        1.27%           1.24%/d/
Net investment loss                            (0.55)%      (0.94)%         (0.23)%/d/
--------------------------------------------------------------------------------------


/a/Commencement of investment operations.

/b/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.

/c/Less than $0.005 per share.
/d/Annualized.

/e/Calculations are based on average shares outstanding during the year.


60  Visit our website at www.jennisondryden.com

FOCUSED VALUE FUND
CLASS Z SHARES


                                              YEAR ENDED   YEAR ENDED  MARCH 30, 2001/a/
                                             FEBRUARY 29, FEBRUARY 28,      THROUGH
PER SHARE OPERATING PERFORMANCE                2004/d/        2003     FEBRUARY 28, 2002
Net asset value, beginning of period            $ 7.23      $  9.41         $ 10.00
Income (loss) from investment operations:
Net investment income                             0.04         0.01            0.07
Net realized and unrealized gain (loss) on
 investment transactions                          3.73        (2.19)          (0.58)
Total from investment operations                  3.77        (2.18)          (0.51)
----------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                --           --           (0.08)
Net asset value, end of period                  $11.00      $  7.23         $  9.41
Total return/b/                                  52.14%      (23.17)%         (5.16)%
----------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                 $8,359      $ 7,765         $17,106
Average net assets (000)                        $7,759      $11,896         $19,590
Ratios to average net assets:
Expenses, including distribution and service
 (12b-1) fees                                     1.29%        1.27%           1.24%/c/
Expenses, excluding distribution and service
 (12b-1) fees                                     1.29%        1.27%           1.24%/c/
Net investment income                             0.46%        0.07%           0.76%/c/
----------------------------------------------------------------------------------------


/a/Commencement of investment operations.

/b/Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.

/c/Annualized.

/d/Calculations are based on average shares outstanding during the year.


                                                  Strategic Partners Funds  61

Financial Highlights



MID-CAP VALUE FUND



The financial highlights for the fiscal year ended February 29, 2004 have been derived from each Fund's financial statements included in each Fund's annual report which is incorporated by reference. These financial highlights have been audited by KPMG LLP, whose report thereon is included in the annual report. The periods presented through February 28, 2003 were audited by other independent auditors, whose reports thereon were unqualified.


CLASS A SHARES


                                                                                MAY 31, 2002/a/
                                                                    YEAR ENDED     THROUGH
                                                                   FEBRUARY 29,  FEBRUARY 28,
PER SHARE OPERATING PERFORMANCE                                        2004          2003
Net asset value, beginning of period                                 $  7.77       $ 10.00
Income (loss) from investment operations:
Net investment loss                                                    (0.08)        (0.05)
Net realized and unrealized gain (loss) on investment transactions      4.42         (2.18)
Total from investment operations                                        4.34         (2.23)
-----------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 12.11       $  7.77
Total return/b/                                                        55.86%       (22.30)%
-----------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                      $24,265       $21,524
Average net assets (000)                                             $23,072       $27,029
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees/e/            1.52%         1.66%/c/
Expenses, excluding distribution and service (12b-1) fees               1.27%         1.41%/c/
Net investment loss                                                    (0.67)%       (0.63)%/c/
For Class A, B, C and Z shares:
Portfolio turnover/(d)/                                                   46%           62%
-----------------------------------------------------------------------------------------------


/a/Commencement of investment operations.
/b/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods of less than one full year are not annualized.
/c/Annualized.
/d/Not annualized for periods of less than one full year.

/e/During each period, the Distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of Class A shares.


62  Visit our website at www.jennisondryden.com

MID-CAP VALUE FUND
CLASS B SHARES


                                                                    YEAR ENDED   MAY 31, 2002/a/
                                                                   FEBRUARY 29,      THROUGH
PER SHARE OPERATING PERFORMANCE                                        2004     FEBRUARY 28, 2003
Net asset value, beginning of period                                 $  7.72         $ 10.00
Income (loss) from investment operations:
Net investment loss                                                    (0.15)          (0.09)
Net realized and unrealized gain (loss) on investment transactions      4.38           (2.19)
Total from investment operations                                        4.23           (2.28)
-------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 11.95         $  7.72
Total return/b/                                                        54.79%         (22.80)%
-------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                      $63,343         $45,523
Average net assets (000)                                             $55,320         $52,075
Ratios to average net assets:
Expenses, including distribution and service
 (12b-1) fees                                                           2.27%           2.41%/c/
Expenses, excluding distribution and service
 (12b-1) fees                                                           1.27%           1.41%/c/
Net investment loss                                                    (1.41)%         (1.37)%/c/
-------------------------------------------------------------------------------------------------


/a/Commencement of investment operations.
/b/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total investment returns for periods of less than one full year are not annualized.
/c/Annualized.

                                                  Strategic Partners Funds  63

Financial Highlights

MID-CAP VALUE FUND
CLASS C SHARES


                                                                    YEAR ENDED   MAY 31, 2002/a/
                                                                   FEBRUARY 29,      THROUGH
PER SHARE OPERATING PERFORMANCE                                        2004     FEBRUARY 28, 2003
Net asset value, beginning of period                                 $  7.72         $ 10.00
Income (loss) from investment operations:
Net investment loss                                                    (0.15)          (0.09)
Net realized and unrealized gain (loss) on investment transactions      4.38           (2.19)
Total from investment operations                                        4.23           (2.28)
-------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 11.95         $  7.72
Total return/b/                                                        54.79%         (22.80)%
-------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                      $47,408         $37,284
Average net assets (000)                                             $43,796         $43,641
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees               2.27%           2.41%/c/
Expenses, excluding distribution and service (12b-1) fees               1.27%           1.41%/c/
Net investment loss                                                    (1.41)%         (1.38)%/c/
-------------------------------------------------------------------------------------------------


/a/Commencement of investment operations.
/b/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total investment returns for periods of less than one full year are not annualized.
/c/Annualized.

64  Visit our website at www.jennisondryden.com

MID-CAP VALUE FUND
CLASS Z SHARES


                                                                       MAY 31, 2002/a/
                                                           YEAR ENDED     THROUGH
                                                          FEBRUARY 29,  FEBRUARY 28,
PER SHARE OPERATING PERFORMANCE                               2004          2003
Net asset value, beginning of period                        $  7.78       $ 10.00
Income (loss) from investment operations:
Net investment loss                                           (0.05)        (0.03)
Net realized and unrealized gain (loss) on investment
 transactions                                                  4.42         (2.19)
Total from operations                                          4.37         (2.22)
--------------------------------------------------------------------------------------
Net asset value, end of period                              $ 12.15       $  7.78
Total return/b/                                               56.17%       (22.20)%
--------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                             $21,050       $18,109
Average net assets (000)                                    $18,955       $23,663
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees      1.27%         1.41%/c/
Expenses, excluding distribution and service (12b-1) fees      1.27%         1.41%/c/
Net investment loss                                           (0.41)%       (0.38)%/c/
--------------------------------------------------------------------------------------


/a/Commencement of investment operations.
/b/Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total investment returns for periods of less than one full year are not annualized.
/c/Annualized.

                                                  Strategic Partners Funds  65

Notes

66  Visit our website at www.jennisondryden.com

Notes



                                                  Strategic Partners Funds  67

68  Visit our website at www.jennisondryden.com


Notes

Notes



                                                  Strategic Partners Funds  69

70  Visit our website at www.jennisondryden.com


Notes

Notes



                                                  Strategic Partners Funds  71

FOR MORE INFORMATION
Please read this prospectus before you invest in the Funds and keep it for future reference. For information or shareholder questions contact:

.. MAIL               .TELEPHONE                     .WEBSITE
 Prudential Mutual    (800) 225-1852                 www.strategicpartners.com
 Fund                 (732) 482-7555 (Calling from
 Services LLC         outside the U.S.)
 PO Box 8098
 Philadelphia, PA
 19101

.. Outside Brokers    .TELEPHONE
  should contact:
 Prudential           (800) 778-8769
 Investment
 Management
 Services LLC
 PO Box 8310
 Philadelphia, PA
 10101
You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

.. MAIL                .ELECTRONIC REQUEST
 Securities and        publicinfo@sec.gov
 Exchange Commission   (The SEC charges a fee to copy documents.)
 Public Reference
 Section
 Washington, DC
 20549-0102

.. IN PERSON          .VIA THE INTERNET
 Public Reference     on the EDGAR database at http//www.sec.gov
 Room in
 Washington, DC
 (For hours of
 operation, call
 (202) 942-8090)
Additional information about the Funds can be obtained without charge and can be found in the following documents:

.. STATEMENT OF       .ANNUAL REPORT                  .SEMI-ANNUAL REPORT
  ADDITIONAL          (contains a discussion of the
  INFORMATION (SAI)   market conditions and
 (incorporated by     investment strategies that
 reference into       significantly affected the
 this prospectus)     Funds' performance during
                      the last fiscal year)

Strategic Partners Focused Growth Fund
      SHARE CLASS  A          B          C         Z
        NASDAQ     SPFAX      SPFBX      SPFCX     SPFZX
        CUSIP      86276R106  86276R205  86276R304 86276R403


Strategic Partners New Era Growth Fund
      SHARE CLASS  A          B          C         Z
        NASDAQ     SNGAX      SNGBX      SNGCX     SNGZX
        CUSIP      86276R502  86276R601  86276R700 86276R809


Strategic Partners Focused Value Fund
     SHARE CLASS  A          B          C         Z
       NASDAQ     SUVAX      SUVBX      SUVCX     SUVZX
       CUSIP      86276R858  86276R866  86276R874 86276R882


Strategic Partners Mid-Cap Value Fund
     SHARE CLASS  A          B          C         Z
       NASDAQ     SPMCA      SPMCB      SPMCC     SPMCZ
       CUSIP      86276R841  86276R833  86276R825 86276R817



MFSP500A                               Investment Company Act File No. 811-09805

                           STRATEGIC PARTNERS FUNDS

                    Strategic Partners Focused Growth Fund
                    Strategic Partners New Era Growth Fund
                     Strategic Partners Focused Value Fund

                     Strategic Partners Mid-Cap Value Fund


                      Statement of Additional Information

                              dated June   , 2004



   Strategic Partners Opportunity Funds (the Trust), is an open-end management investment company currently composed of four separate investment portfolios professionally managed by Prudential Investments LLC (PI or the Manager). Each portfolio benefits from discretionary advisory services provided by an investment adviser (each, an Adviser, and collectively, the Advisers) identified, retained and supervised and compensated by the Manager. The Trust currently offers the following four portfolios (each a Fund and collectively, the Funds):


    .  Strategic Partners Focused Growth Fund (the Focused Growth Fund)

    .  Strategic Partners New Era Growth Fund (the New Era Growth Fund)

    .  Strategic Partners Focused Value Fund (the Focused Value Fund)

    .  Strategic Partners Mid-Cap Value Fund (the Mid-Cap Value Fund)




   The Trust's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


   This statement of additional information (SAI) is not a prospectus and
should be read in conjunction with the prospectus of the Funds dated June   ,
2004, a copy of which may be obtained from the Trust upon request at the address or phone number noted above. The Funds' audited financial statements for the fiscal year ended February 29, 2004 are incorporated in this SAI by reference to the Trust's 2004 annual reports to shareholders (File No. 811-9805). You may obtain a copy of a Fund's annual report at no charge by request to the Trust at the address or phone number noted above.


                               TABLE OF CONTENTS


                                                                 Page
                                                                 ----
           History of the Trust................................. B-2
           Description of the Funds, Their Investments and Risks B-2
           Investment Restrictions.............................. B-15
           Management of the Trust.............................. B-17
           Control Persons and Principal Holders of Securities.. B-22
           Investment Advisory and Other Services............... B-23
           Brokerage Allocation and Other Practices............. B-31
           Capital Shares, Other Securities and Organization.... B-34
           Purchase, Redemption and Pricing of Fund Shares...... B-35
           Shareholder Investment Account....................... B-42
           Net Asset Value...................................... B-45
           Taxes, Dividends and Distributions................... B-47
           Performance Information.............................. B-49
           Financial Statements................................. B-50
           Appendix I--General Investment Information........... I-1
           Appendix II--Proxy Voting Policies of the Subadvisers II-1


--------------------------------------------------------------------------------
MFSP500B

                             HISTORY OF THE TRUST

   The Funds are series of the Trust, which was established as a Delaware business trust on January 28, 2000 under the name "Strategic Partners Series." On September 4, 2001, the Trust amended its Certificate of Trust, changing its name to "Strategic Partners Opportunity Funds."

             DESCRIPTION OF THE FUNDS, THEIR INVESTMENTS AND RISKS

   Classification. The Trust is an open-end, management investment company. Each Fund is a non-diversified series of the Trust.

   Investment Strategies, Policies and Risks. The Funds' prospectus sets forth each Fund's investment objectives. This section provides additional information on the principal investment policies and strategies of the Funds, as well as information on certain non-principal investment policies and strategies. A Fund may not be successful in achieving its objective and you could lose money.

Equity-Related Securities

   Equity-related securities include common stocks as well as preferred stocks; securities convertible into or exchangeable for common or preferred stocks; equity investments in partnerships, joint ventures and other forms of non-corporate investment; real estate investment trusts (REITs); American Depositary Receipts (ADRs); American Depositary Shares (ADSs); and warrants and rights exercisable for equity securities. Purchased options are not considered equity securities for the Funds' purposes. No Fund will invest more than 5% of its total assets in unattached rights and warrants.

   American Depositary Receipts and American Depositary Shares. ADRs and ADSs are U.S. dollar-denominated certificates or shares issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in the over-the-counter market. Generally, ADRs and ADSs are in registered form. There are no fees imposed on the purchase or sale of ADRs and ADSs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs and ADSs into the underlying securities. Investment in ADRs and ADSs has certain advantages over direct investment in the underlying foreign securities since: (1) ADRs and ADSs are denominated in U.S. dollars, registered domestically, easily transferable, and market quotations are readily available for them; and (2) issuers whose securities are represented by ADRs and ADSs are usually subject to auditing, accounting, and financial reporting standards comparable to those of domestic issuers.


   Warrants and Rights. A warrant gives the holder thereof the right to subscribe by a specified date to a stated number of shares of stock of the issuer at a fixed price. Warrants tend to be more volatile than the underlying stock, and if, at a warrant's expiration date, the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date, the underlying stock is trading at a price higher than the price set in the warrant, a Fund can acquire the stock at a price below its market value. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the corporation issuing them.


   Real Estate Investment Trusts. Each Fund may invest in securities of real estate investment trusts or REITs. Unlike corporations, REITs do not have to pay income taxes if they meet certain requirements of the Internal Revenue Code of 1986, as amended (the Code). To qualify, a REIT must distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties, as well as greater income potential than an investment in common stock. Like any investment in real estate, though, a REIT's performance depends on several factors, such as its ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.

U.S. Government Securities


   U.S. Treasury Securities. Each Fund is permitted to invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. U.S. government guarantees do not extend to the yield or value of the securities or the Funds' shares.

   Securities Issued or Guaranteed by U.S. Government Agencies and Instrumentalities. Each Fund may invest in securities issued by agencies of the U.S. government or instrumentalities of the U.S. government. These obligations, including those that are guaranteed by federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association
(GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, each Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities in which a Fund may invest that are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association, the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. FHLMC investments may include collateralized mortgage obligations.

   Obligations issued or guaranteed as to principal and interest by the U.S. government may be acquired by a Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.

   Special Considerations. U.S. government securities are considered among the most creditworthy of fixed-income investments. The yields available from U.S. government securities generally are lower than the yields available from corporate debt securities. The values of U.S. government securities (like those of other fixed-income securities generally) will change as interest rates fluctuate. During periods of falling U.S. interest rates, the values of U.S. government securities generally rise and, conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer-term maturities. Although changes in the value of U.S. government securities will not affect investment income from those securities, they will affect the net asset value of a Fund.

Foreign Investments


   Each of the Focused Growth, Focused Value and Mid-Cap Value Funds may invest up to 20% of its total assets in securities of foreign issuers, and the New Era Growth Fund may invest up to 35% of its total assets in these securities. Foreign securities include money market instruments and debt and equity securities. ADRs and ADSs and similar receipts or shares traded in U.S. markets are not considered foreign securities within this limitation.



   Investing in securities of foreign issuers and countries involves certain considerations and risks that are not typically associated with investing in securities of domestic companies. Foreign issuers are not generally subject to uniform accounting, auditing and financial standards or other requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and public companies than exist in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on such investments as compared to dividends and interest paid to a Fund by domestic companies. There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of a Fund held in foreign countries.



   There may be less publicly available information about foreign issuers and governments compared to reports and ratings published about U.S. companies. Foreign securities markets have substantially less volume than, for example, the New York Stock Exchange (NYSE) and securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs of foreign securities exchanges are generally higher than in the United States.


   In addition, if the security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities denominated in that currency. Such changes also will affect a Fund's income and distributions to shareholders. In addition, although a Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Fund is required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. Each Fund may, but need not, enter into foreign currency forward contracts, options on foreign currencies and futures contracts on foreign currencies and related options, for hedging purposes, including: locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of dividends to be paid on such securities that are held by the Fund; and protecting the U.S. dollar value of such securities that are held by the Fund.

   Under the Internal Revenue Code, changes in an exchange rate that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities will result in foreign currency gains or losses that increase or decrease an investment company's taxable income. The exchange rates between the U.S. dollar and other currencies can be volatile and are determined by such factors as supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions.

   Foreign securities include securities of any foreign country an Adviser considers appropriate for investment by a Fund. Foreign securities may also include securities of foreign issuers that are traded in U.S. dollars in the United States although the underlying security is usually denominated in a foreign currency.

   The costs attributable to foreign investing are higher than the costs of domestic investing. For example, the cost of maintaining custody of foreign securities generally exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing are frequently higher than those attributable to domestic investing. Foreign investment income may be subject to foreign withholding or other government taxes that could reduce the return to a Fund on those securities. Tax treaties between the United States and certain foreign countries may, however, reduce or eliminate the amount of foreign tax to which a Fund would be subject.

Risk Management and Return Enhancement Strategies


   Each Fund also may engage in various strategies, including using derivatives, to seek to reduce certain risks of its investments and to attempt to enhance return. These strategies currently include the use of options on stock indexes and futures contracts and options on futures. Each Fund also may purchase futures contracts on foreign currencies and on debt securities and aggregates of debt securities. A Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. A Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If new financial products and risk management techniques are developed, a Fund may use them to the extent consistent with its investment objective and policies.


   Options on Securities Indexes. Each Fund may purchase and write (that is, sell) put and call options on securities indexes that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to try to enhance return or to hedge the Fund's portfolio. Each Fund may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. Each Fund also may purchase put and call options to offset previously written put and call options of the same series.

   A call option gives the purchaser, in exchange for a premium paid, the right, for a specified period of time, to purchase the position subject to the option at a specified price (the exercise price or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver a specified amount of cash to the purchaser upon receipt of the exercise price. When a Fund writes a call option, the Fund gives up the potential for gain on the underlying position in excess of the exercise price of the option during the period that the option is open. A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the position subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the position at the exercise price. The Fund might, therefore, be obligated to purchase the underlying position for more than its current market price.

   Each Fund will write only "covered" options. A written option is covered if, as long as the Fund is obligated under the option, it (1) owns an offsetting position in the underlying securities that comprise the index or (2) segregates cash or other liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Fund's losses are limited because it owns the underlying position; under the second circumstance, in the case of a written call option, the Fund's losses are potentially unlimited. There is no limitation on the amount of call options each Fund may write.

   The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indexes may have different multipliers. Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. In addition, unless a Fund has other liquid assets that are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities or borrow in order to satisfy the exercise.

   Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of securities prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by a Fund of options on indexes would be subject to an Adviser's ability to predict correctly movements in the direction of the securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. The Advisers currently use such techniques in conjunction with the management of other mutual funds.

   Risks of Transactions in Options. An option position may be closed out only on an exchange, board of trade or other trading facility that provides a secondary market for an option of the same series. Although a Fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

   Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures that may interfere with the timely execution of customers' orders. Each Fund intends to purchase and sell only those options that are cleared by clearinghouses whose facilities are considered to be adequate to handle the volume of options transactions.

   Risks of Options on Indexes. Each Fund's purchase and sale of options on indexes will be subject to risks described above under "Risks of Transactions in Options." In addition, the distinctive characteristics of options on indexes create certain risks that are not present with stock options.

   Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a Fund would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is each Fund's policy to purchase or write options only on indexes that include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

   The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. Neither Fund will purchase or sell any index option contract unless and until, in an Adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is not substantially greater than the risk in connection with options on securities in the index.

   Special Risks of Writing Calls on Indexes. Because exercises of index options are settled in cash, a call writer such as a Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, each Fund will write call options on indexes only under the circumstances described below under "Limitations on the Purchase and Sale of Options on Stock Indexes and Futures Contracts and Options on Futures Contracts."

   Price movements in a Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call that is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call that is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio.

   Unless a Fund has other liquid assets that are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 20% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

   When a Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price that is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such investments might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call that the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call that, in either case, would occur no earlier than the day following the day the exercise notice was filed.

   If a Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.


   Futures Contracts. As a purchaser of a futures contract, each Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, each Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. Each Fund may purchase futures contracts on stock indexes and foreign currencies. Each Fund may sell futures contracts on debt securities, including U.S. government securities and aggregates of debt securities, stock indexes and foreign currencies.


   A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the securities or currency underlying the futures contract. U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission (the CFTC), an agency of the U.S. government, and must be executed through a futures commission merchant (that is, a brokerage firm) that is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchange's affiliated clearing organization guarantees performance of the contracts as between the clearing members of the exchange.


   At the time a futures contract is purchased or sold, a Fund must allocate cash or securities as a deposit payment (initial margin). The initial margin will be equal to a percentage of the contract amount, as determined from time to time by the exchange on which the futures contract is traded. In addition, brokers may establish margin deposit requirements in excess of those required by the exchange. Thereafter, the futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "mark-to-the-market." Each day, the Fund is required to provide or is entitled to receive variation margin in an amount equal to any change in the value of the contract since the preceding day.


   Although most futures contracts call for actual delivery or acceptance of securities or cash, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (or currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Fund will be able to enter into a closing transaction.

   A Fund neither pays nor receives money upon the purchase or sale of a futures contract. Instead, when a Fund enters into a futures contract it is initially required to segregate with its custodian, in the name of the broker performing the transaction, an "initial margin" of cash or other liquid assets equal to a percentage of the contract amount, as determined from time to time by the exchange on which the futures contract is traded. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

   Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on a futures contract that will be returned to a Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and a Fund may be required to segregate subsequent deposits at its custodian for that purpose, of cash or other liquid assets, called "variation margin," in the name of the broker, which are reflective of price fluctuations in the futures contract.

   A stock index futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. Unlike the cash market where a physical commodity is being traded for immediate or spot delivery for which a seller receives payment as soon as delivery is made, no physical delivery of the underlying stocks in the index is made. The agreement in other types of futures contracts is for deferred delivery of currency or financial instruments.

   The ordinary spreads between values in the cash and futures markets, due to differences in the character of those markets, are subject to distortions. In addition, futures contracts entail risks. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing price distortions. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by an Adviser may still not result in a successful transaction.

   Options on Futures Contracts. Each Fund also will enter into options on futures contracts for certain bona fide hedging, return enhancement and risk management purposes. Each Fund may purchase put and call options and write "covered" put and call options on futures contracts that are traded on U.S. and foreign exchanges. An option on a futures contract gives the purchaser the right but not the obligation to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer's futures margin account, which represents the amount by which the market price of the stock index futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the stock index future. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index on the date the option expires.

   The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

   Each Fund may only write covered put and call options on futures contracts. A Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the securities or currency that is deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates and maintains with its custodian for the term of the option cash or other liquid assets, equal to the fluctuating value of the optioned futures. A Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates with its custodian for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with its custodian with respect to such put option). There is no limitation on the amount of a Fund's assets that can be segregated.

   Writing a put option on a futures contract serves as a partial hedge against an increase in the value of securities a Fund intends to acquire. If the futures price at expiration of the option is above the exercise price, the Fund will retain the full amount of the option premium that provides a partial hedge against any increase that may have occurred in the price of the securities the Fund intends to acquire. If the market price of the underlying futures contract is below the exercise price when the option is exercised, the Fund will incur a loss, which may be wholly or partially offset by the decrease in the value of the securities the Fund intends to acquire.

   Writing a call option on a futures contract serves as a partial hedge against a decrease in the value of a Fund's portfolio securities. If the market price of the underlying futures contract at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium, thereby partially hedging against any decline that may have occurred in the Fund's holdings of securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be wholly or partially offset by the increase in the value of the securities in the Fund's portfolio that were being hedged.

   Each Fund will purchase put options on futures contracts to hedge its portfolio against the risk of a decline in the value of the securities it owns as a result of market activity or fluctuating currency exchange rates. Each Fund will also purchase call options on futures contracts as a hedge against an increase in the value of securities the Fund intends to acquire as a result of market activity or fluctuating currency exchange rates.

   Futures Contracts on Foreign Currencies and Options Thereon. Each Fund may buy and sell futures contracts on foreign currencies and purchase and write options thereon. Generally, foreign currency futures contracts and options thereon are similar to the futures contracts and options thereon discussed previously. By entering into currency futures and options thereon on U.S. and foreign exchanges, a Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, each Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus, if a Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as initial margin. Thereafter, the futures contract is valued daily and the payment of "variation margin" may be required, resulting in the Fund's paying or receiving cash that reflects any decline or increase, respectively, in the contract's value, that is, "marked-to-market."

   The purchase of options on currency futures will allow each Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If an Adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the market or the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, market or currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way a Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund's profits on its underlying securities transactions.

   Each Fund may also use European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

   Additional Risks of Options, Futures Contracts and Options on Futures Contracts. Futures contracts and options thereon on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the U.S. of data on which to make trading decisions, (3) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (5) lesser trading volume.

   Exchanges on which options, futures contracts and options on futures contracts are traded may impose limits on the positions that a Fund may take in certain circumstances.

   Special Risk Considerations Relating to Futures Contracts and Options Thereon. There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the currency or group of currencies, the price of a futures contract may move more or less than the price of the currencies being hedged. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risks. In the case of futures contracts on securities indexes, the correlation between the price of the futures contract and the movements in the index may not be perfect. Therefore, a correct forecast of currency rates, market trends or international political trends by an Adviser may still not result in a successful hedging transaction.

   A Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of liquid markets. Although each Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option on a futures contract that the Fund has written and that the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract is closed.

   Successful use of futures contracts and options thereon by a Fund is subject to the ability of an Adviser to predict correctly movements in the direction of interest and foreign currency rates and the market generally. If the applicable Adviser's expectations are not met, the Fund would be in a worse position than if a hedging strategy had not been pursued. For example, if a Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may, but will not necessarily, be at increased prices that reflect the rising market. A Fund may have to sell securities at a time when it is disadvantageous to do so.

   The hours of trading of futures contracts may not conform to the hours during which a Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

   Limitations on the Purchase and Sale of Options on Stock Indexes and Futures Contracts and Options on Futures Contracts. Each Fund will engage in transactions in futures contracts and options thereon only for bona fide hedging, return enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC, and not for speculation.

   Each Fund will write put options on stock indexes and futures contracts on foreign currencies only if they are covered by segregating with its custodian an amount of cash or other liquid assets equal to the aggregate exercise price of the puts. In accordance with CFTC regulations, a Fund will so limit its futures-related investment activity so that, other than with respect to bona fide hedging activity (as defined in CFTC Rule 1.3(z)), either:

      (i) the aggregate initial margin and premiums paid to establish commodity futures and commodity option contract positions (determined at the time the most recent position was established) does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating such 5% limitation); or


      (ii) the aggregate net "notional value" (i.e., the size of a commodity futures or commodity option contract in contract units (taking into account any multiplier specified in the contract), multiplied by the current market price (for a futures contract) or strike price (for an option contract) of each such unit) of all non-hedge commodity futures and commodity option contracts that a Fund has entered (determined at the time the most recent position was established) into does not exceed the liquidation value of such Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts that the Fund has entered into.





   No Commodity Pool Operator Registration or Regulation. Each Fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA") and, therefore, is not subject to registration or regulation as a pool operator under the CEA.


   Except as described below, a Fund will write call options on indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When a Fund writes a call option on a broadly-based stock market index, the Fund will segregate or put into escrow with its custodian, or pledge to a broker as collateral for the option, cash or other liquid assets substantially replicating the movement of the index, in the judgment of the Adviser, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

   If a Fund has written an option on an industry or market segment index, it will segregate with its custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks that represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated or pledged in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate or pledge an amount in cash or other liquid assets equal in value to the difference. In addition, when a Fund writes a call on an index that is in-the-money at the time the call is written, the Fund will segregate with its custodian or pledge to the broker as collateral cash or other liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security that is listed on a national securities exchange or listed on Nasdaq against which a Fund has not written a stock call option and that has not been hedged by the Fund by the sale of stock index futures. However, if a Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is segregated by the Fund in cash or other liquid assets with its custodian, it will not be subject to the requirements described in this paragraph.

   Each Fund may engage in futures contracts and options on futures transactions as a hedge against changes, resulting from market or political conditions, in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with future purchases. Each Fund may engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. Each Fund may write options on futures contracts to realize through the receipt of premium income a greater return than would be realized in the Fund's portfolio securities alone.

   Each Fund's purchase and sale of futures contracts and purchase and writing of options on futures contracts will be for the purpose of protecting its portfolio against anticipated future changes in foreign currency exchange rates that might otherwise either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date, and to enhance the Fund's return.

   In addition, CFTC regulations may impose limitations on a Fund's ability to engage in certain return enhancement and risk management strategies. There are no limitations on a Fund's use of futures contracts and options on futures contracts beyond the restrictions set forth above.

   Although each Fund intends to purchase or sell futures and options on futures only on exchanges where there appears to be an active market, there is no guarantee that an active market will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, when futures positions are used to hedge portfolio securities, such securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.

Risks of Risk Management and Return Enhancement Strategies

   Participation in the options or futures market and in currency exchange transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. A Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If an Adviser's predictions of movements in the direction of the securities or foreign currency markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of these strategies include: (1) dependence on an Adviser's ability to predict correctly movements in the direction of securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate assets in connection with hedging transactions.

   Position Limits. Transactions by a Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including Nasdaq) governing the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options that a Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of an Adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

Loan Participation and Assignments


   The Focused Value and Mid-Cap Value Funds may invest in loan participations and assignments. A Fund considers these investments to be investments in debt securities for purposes of this SAI. Loan participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing loan participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund will acquire loan participations only if the lender inter-positioned between the Fund and the borrower is determined by an Adviser to be creditworthy. When a Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such right may be more limited than those held by the assigning lender.



   The Focused Value and Mid-Cap Value Funds may have difficulty disposing of assignments and loan participations. In certain cases, the market for such instruments is not highly liquid, and therefore the Funds anticipate that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund's ability to dispose of particular assignments or loan participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Repurchase Agreements

   Each Fund may enter into repurchase agreements, whereby the seller of the security agrees to repurchase that security from the Fund at a mutually agreed-upon time and at a price in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. A Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

   A Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the applicable Adviser. In the event of a default or bankruptcy by a seller, each Fund will promptly seek to liquidate the collateral.

   Each Fund participates in a joint repurchase account with other investment companies managed by PI pursuant to an order of the Securities and Exchange Commission (SEC or the Commission). On a daily basis, any uninvested cash balances of a Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each Fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

Lending of Securities


   Consistent with applicable regulatory requirements, each Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33 1/3% of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or other liquid assets, or an irrevocable letter of credit in favor of the Fund that is equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral that will be invested in short-term obligations.


   A loan may be terminated by the borrower or by a Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Trustees of the Trust (the Board). On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

   Since voting or consent rights that accompany loaned securities pass to the borrower, each Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities that are the subject of the loan. A Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

   Short Sales. Each Fund may sell a security it does not own in anticipation of a decline in the market value of that security (i.e., make short sales). Generally, to complete the transaction, a Fund will borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any interest that accrues during the period of the loan. To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Fund replaces the borrowed security, it will (1) segregate with its custodian cash or other liquid assets at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short and will not be less than the market value of the security at the time it was sold short or (2) otherwise cover its short position.

   A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest paid in connection with the short sale. No more than 5% of a Fund's net assets will be, when added together: (1) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (2) segregated in connection with short sales.


   Each of the New Era Growth, Focused Value and Mid-Cap Value Funds also may make short sales against-the-box. A short sale against-the-box is a short sale in which a Fund owns an equal amount of the securities sold short or securities convertible into or exchangeable for, with or without payment of any further consideration, such securities; provided that if further consideration is required in connection the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration, must be segregated for an equal amount of the securities of the same issuer as the securities sold short.


Borrowing


   Each Fund may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated at the time of borrowing). Each Fund may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. If a Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action (within 3 days) to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. No Fund will purchase portfolio securities when borrowings exceed 5% of the value of its total assets, unless this policy is changed by the Board.



   Borrowing for investment purposes is generally known as "leveraging." Leveraging exaggerates the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased and may exceed the income from the securities purchased. In addition, the Fund may be required to maintain minimum average balances in connection with such borrowing or pay a commitment fee to maintain a line of credit which would increase the cost of borrowing over the stated interest rate.


Illiquid Securities

   Each Fund may hold up to 15% of its net assets in illiquid securities. If a Fund were to exceed this limit, the Advisers would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets as required by applicable law. Illiquid securities include repurchase agreements that have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in markets within or outside of the United States. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

   Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


   A large institutional market exists for certain securities that are not registered under the Securities Act, such as repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.


   Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities

Act for resales of certain securities to qualified institutional buyers. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Trustees. A Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. The Advisers will monitor the liquidity of such restricted securities subject to the supervision of the Board. In reaching liquidity decisions, an Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSROs), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of an Adviser; and
(b) it must not be "traded flat" (that is, without accrued interest) or be in default as to principal or interest.

Securities of Other Investment Companies


   Each Fund is permitted to invest up to 10% of its total assets in securities of other non-affiliated investment companies and up to 25% of total assets in shares of affiliated investment companies. If a Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees. See "Investment Restrictions."


Segregated Assets

   When a fund is required to segregate assets in connection with certain portfolio transactions, it will designate liquid assets as segregated with its custodian. "Liquid assets" mean cash, U.S. government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.

When-Issued and Delayed Delivery Securities

   Each Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Each Fund's custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of a Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

Temporary Defensive Strategy and Short-Term Investments

   When adverse market or economic conditions dictate a defensive strategy, a Fund may temporarily invest without limit in high quality money market instruments, including commercial paper of corporations, foreign government securities, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, non-convertible debt securities (corporate and government), obligations issued or guaranteed by the U.S. government, its agencies or its instrumentalities, repurchase agreements and cash (foreign currencies or U.S. dollars). Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

   These instruments will be U.S. dollar denominated or denominated in a foreign currency. Such investments may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.

   A Fund may also temporarily hold cash or invest in high quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, subject to each Fund's policy of normally investing at least 65% of its assets in equity securities.

Portfolio Turnover


   As a result of the investment policies described above, a Fund may engage in a substantial number of portfolio transactions. The portfolio turnover rate is generally the percentage computed by dividing the lesser of purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs that are borne directly by a Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.



   The portfolio turnover rates for the Funds for the fiscal periods ended February 29, 2004, February 28, 2003 and February 28, 2002 were as follows:



                     Fund                  2004  2003 2002
                     ----                  ----  ---- ----
                     Focused Growth Fund.. 100%   53%  76%
                     New Era Growth Fund.. 144%* 236% 196%
                     Focused Value Fund/1/  16%   51%  65%
                     Mid-Cap Value Fund/2/  46%   62% N/A

----------

/*/ The unusually high portfolio turnover rate in fiscal year 2004 was primarily due to the volatility of the market in growth stocks.


/1/ The Focused Value Fund commenced operations on March 30, 2001.


/2/ The Mid-Cap Value Fund commenced operations on May 31, 2002.


                            INVESTMENT RESTRICTIONS

   The Trust has adopted the investment restrictions listed below as fundamental policies. Under the Investment Company Act of 1940, as amended (the 1940 Act), a fundamental policy may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of a Fund's outstanding voting securities," when used in this SAI, means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.




   The Funds may not:





   1. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Funds to the Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.



   2. Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that a Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.



   3. Buy or sell physical commodities or contracts involving physical commodities. A Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and a Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.



   4. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. Each Fund may purchase restricted securities without limit.



   5. Purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry or group of industries, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.



   Each of the Funds may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Funds' investment objective.





   For purposes of Investment Restriction 1, under the 1940 Act, each Fund can borrow money from a bank provided that immediately after such borrowing there is asset coverage of at least 300% for all borrowings. If the asset coverage falls below 300%, the Fund must, within three business days, reduce the amount of its borrowings to satisfy the 300% requirement.



   For purposes of Investment Restriction 5, each Fund relies on the North American Industry Classification System published by the Bureau of Economic Analysis, U.S. Department of Commerce, in determining industry classification. The Funds' reliance on this classification system is not a fundamental restriction of the Funds and, therefore, can be changed without shareholder approval.



   Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if a Fund's asset coverage for borrowings permitted by Investment Restriction 1 falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.



   Although not fundamental, each Fund has the following additional investment restrictions.



   The Funds may not:



   1. Make investments for the purpose of exercising control or management.



   2. Invest in securities of other investment companies, except as permitted under the Investment Company Act of 1940 and the rules thereunder, as amended from time to time, or by any exemptive relief granted by the Securities and Exchange Commission. (Currently, under the Investment Company Act of 1940, the Funds may invest in securities of other investment companies subject to the following limitations: the Funds may hold not more than 3% of the outstanding voting securities of any one investment company, may not invest more than 5% of its total assets in any one investment company and may not invest more than 10% of its total assets in securities of one or more investment companies.) The Funds may invest up to 25% of their assets in shares of an affiliated mutual fund.



   3. Purchase portfolio securities when borrowings exceed 5% of the value of its total assets.

                            MANAGEMENT OF THE TRUST


   Information pertaining to the Trustees of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust, (as defined in the 1940 Act), are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Trustees." "Fund Complex"+ consists of the Trust and any other investment companies managed by Prudential Investments LLC (PI or the manager).


                             Independent Trustees




                                                                                                       Number of
                                                                                                       Portfolios
                                                                                                        in Fund
                                           Term of Office***                                            Complex
                             Position with   and Length of             Principal Occupations            Overseen
  Name, Address** and Age        Trust        Time Served               During Past 5 Years            by Trustee
  -----------------------    ------------- -----------------           ---------------------           ----------

David E. A. Carson (69)         Trustee       Since 2003     Trustee (January 2000-May 2000),              90
                                                             Chairman (January 1999-December
                                                             1999), Chairman and Chief Executive
                                                             Officer (January 1998-December 1998)
                                                             and President, Chairman and Chief
                                                             Executive Officer of People's Bank (1983-
                                                             1997).

Robert E. La Blanc (70)         Trustee       Since 2000     President (since 1981) of                     98
                                                             Robert E. La Blanc Associates, Inc.
                                                             (telecommunications); formerly General
                                                             Partner at Salomon Brothers and Vice-
                                                             Chairman of Continental Telecom;
                                                             Trustee of Manhattan College.



















Douglas H. McCorkindale (64)    Trustee       Since 2000     Chairman (since February 2001), Chief         91
                                                             Executive Officer (since June 2000) and
                                                             President (since September 1997) of
                                                             Gannett Co. Inc. (publishing and
                                                             media); formerly Vice Chairman (March
                                                             1984-May 2000) of Gannett Co. Inc.













                              Other Directorships
                                  Held by the
  Name, Address** and Age         Trustee****
  -----------------------     -------------------

David E. A. Carson (69)      Director of United
                             Illuminating and
                             UIL Holdings.
                             (utility company),
                             since 1993.



Robert E. La Blanc (70)      Director of Storage
                             Technology
                             Corporation (since
                             1979)
                             (technology);
                             Chartered
                             Semiconductor
                             Manufacturing,
                             Ltd. (since 1998);
                             Titan Corporation
                             (electronics) (since
                             1995); Computer
                             Associates
                             International, Inc.
                             (since 2002)
                             (software
                             company);
                             FiberNet Telecom
                             Group, Inc. (since
                             2003) (telecom
                             company); Director
                             (since April 1999)
                             of the High Yield
                             Plus Fund, Inc.

Douglas H. McCorkindale (64) Director of Gannett
                             Co., Inc. Director of
                             Continental
                             Airlines, Inc. (since
                             May 1993);
                             Director of
                             Lockheed Martin
                             Corp. (since May
                             2001) (aerospace
                             and defense);
                             Director of The
                             High Yield Plus
                             Fund, Inc. (since
                             1996).

                                                                                                                 Number of
                                                                                                                 Portfolios
                                                                                                                  in Fund
                                                     Term of Office***                                            Complex
                                       Position with   and Length of             Principal Occupations            Overseen
       Name, Address** and Age             Trust        Time Served               During Past 5 Years            by Trustee
       -----------------------         ------------- -----------------           ---------------------           ----------

Richard A. Redeker (60)                 Trustee         Since 2003     Management Consultant; Director of            92
                                                                       Invesmart, Inc. (since 2001) and
                                                                       Director of Penn Tank Lines, Inc. (since
                                                                       1999).

Robin B. Smith (64)                     Trustee         Since 2003     Chairman of the Board (since January          97
                                                                       2003) of Publishers Clearing House
                                                                       (direct marketing); formerly Chairman
                                                                       and Chief Executive Officer (August
                                                                       1996-January 2003) of Publishers
                                                                       Clearing House.

Stephen D. Stoneburn (60)               Trustee         Since 2000     President and Chief Executive Officer         95
                                                                       (since June 1996) of Quadrant Media
                                                                       Corp. (a publishing company); formerly
                                                                       President (June 1995-June 1996) of
                                                                       Argus Integrated Media, Inc.; Senior
                                                                       Vice President and Managing Director
                                                                       (January 1993-1995) of Cowles
                                                                       Business Media and Senior Vice
                                                                       President of Fairchild Publications, Inc.
                                                                       (1975-1989).

Clay T. Whitehead (65)                  Trustee         Since 2000     President (since 1983) of National            96
                                                                       Exchange Inc. (new business
                                                                       development firm).


         Interested Trustees
Judy A. Rice (56)*                      Trustee and     Since 2003     President, Chief Executive Officer, Chief     95
                                          President                    Operating Officer and Officer-in-Charge
                                                                       (since 2003) of PI; Director, Officer-in-
                                                                       Charge, President, Chief Executive
                                                                       Officer and Chief Operating Officer
                                                                       (since May 2003) of American Skandia
                                                                       Advisory Services, Inc. and American
                                                                       Skandia Investment Services, Inc.;
                                                                       Director, Officer-in-Charge, President,
                                                                       Chief Executive Officer (since May
                                                                       2003) of American Skandia Fund
                                                                       Services, Inc.; Vice President (since
                                                                       February 1999) of Prudential
                                                                       Investment Management Services LLC
                                                                       (PIMS), President, Chief Executive
                                                                       Officer and Officer-in-Charge (since
                                                                       April 2003) of Prudential Mutual Fund
                                                                       Services LLC (PMFS); formerly various
                                                                       positions to Senior Vice President
                                                                       (1992-1999) of Prudential Securities;
                                                                       and various positions to Managing
                                                                       Director (1975-1992) of Salomon Smith
                                                                       Barney; Member of Board of Governors
                                                                       of the Money Management Institute.





                                       Other Directorships
                                           Held by the
       Name, Address** and Age             Trustee****
       -----------------------         -------------------

Richard A. Redeker (60)                        --




Robin B. Smith (64)                    Director of
                                       BellSouth
                                       Corporation (since
                                       1992).



Stephen D. Stoneburn (60)                      --










Clay T. Whitehead (65)                 Director (since
                                       2000) of The High
                                       Yield Plus Fund,
                                       Inc.

         Interested Trustees
Judy A. Rice (56)*                             --
























                                                                                                      Number of
                                                                                                      Portfolios
                                                                                                       in Fund
                                           Term of Office***                                           Complex
                             Position with   and Length of            Principal Occupations            Overseen
  Name, Address** and Age        Trust        Time Served              During Past 5 Years            by Trustee
  -----------------------    ------------- -----------------          ---------------------           ----------

Robert F. Gunia (57)*         Trustee and     Since 2000     Chief Administrative Officer (since June    179
                                Vice                         1999) of PI; Executive Vice President
                                President                    and Treasurer (since January 1996) of
                                                             PI; President (since April 1999) of
                                                             PIMS; Corporate Vice President (since
                                                             September 1997) of Prudential;
                                                             Director, Executive Vice President and
                                                             Chief Administrative Officer (since May
                                                             2003) of American Skandia Investment
                                                             Services, Inc.; American Skandia
                                                             Advisory Services, Inc.; and American
                                                             Skandia Fund Services, Inc.; Executive
                                                             Vice President (since March 1999) and
                                                             Treasurer (since May 2000) of PMFS;
                                                             formerly Senior Vice President (March
                                                             1987-May 1999) of Prudential
                                                             Securities.





                             Other Directorships
                                 Held by the
  Name, Address** and Age        Trustee****
  -----------------------    -------------------

Robert F. Gunia (57)*        Vice President and
                             Director (since
                             May 1989) and
                             Treasurer (since
                             1999) of The Asia
                             Pacific Fund, Inc.













Information pertaining to Officers of the Trust who are not also Trustees is set forth below.

                                   Officers


                                            Term of Office
                              Position with and Length of    Principal Occupations During Past 5
Name, Address** and Age          Company    Time Served***                  Years
-----------------------       ------------- --------------   -----------------------------------
Marguerite E.H. Morrison (48) Chief Legal     Since 2003   Vice President and Chief Legal
                              Officer and                  Officer--Mutual Funds and Unit
                              Assistant                    Investment Trusts (since August 2000)
                              Secretary                    of Prudential; Senior Vice President
                                                           and Secretary (since April 2003) of PI;
                                                           Senior Vice President and Secretary
                                                           (since May 2003) of American Skandia
                                                           Investment Services, Inc., American
                                                           Skandia Advisory Services, Inc. and
                                                           American Skandia Fund Services, Inc.,
                                                           Vice President and Assistant Secretary
                                                           of PIMS (since October 2001);
                                                           previously Senior Vice President and
                                                           Assistant Secretary (February
                                                           2001-April 2003) of PI, Vice President
                                                           and Associate General Counsel (December
                                                           1996-February 2001) of PI.

Grace C. Torres (44)          Treasurer and   Since 2000   Senior Vice President (since January
                              Principal                    2000) of PI; Senior Vice President and
                              Financial and                Assistant Treasurer (since May 2003) of
                              Accounting                   American Skandia Investment Services,
                              Officer                      Inc. and American Skandia Advisory
                                                           Services, Inc.; formerly First Vice
                                                           President (December 1996-January 2000)
                                                           of PI and First Vice President (March
                                                           1993-May 1999) of Prudential Securities.

Lori E. Bostrom (41)          Secretary       Since 2003   Vice President and Corporate Counsel
                                                           (since October 2002) of Prudential;
                                                           Vice President and Assistant Secretary
                                                           (since May 2003) of American Skandia
                                                           Investment Services, Inc.; formerly
                                                           Senior Counsel of the Guardian Life
                                                           Insurance Company of America (February
                                                           1996-October 2002).

Lee D. Augsburger (44)        Chief           Since 2004   Vice President and Chief Compliance
                              Compliance                   Officer (since May 2003) of Pl; Vice
                              Officer                      President and Chief Compliance Officer
                                                           (since October 2000) of Prudential
                                                           Investment Management, Inc.; formerly
                                                           Vice President and Chief Legal
                                                           Officer-Annuities (August 1999-October
                                                           2000) of Prudential; Vice President and
                                                           Corporate Counsel (November 1997-August
                                                           1999) of Prudential.

                                      Term of Office
                        Position with and Length of    Principal Occupations During Past 5
Name, Address** and Age    Company    Time Served***                  Years
----------------------- ------------- --------------   -----------------------------------

  Maryanne Ryan (39)     Anti-Money       Since      Vice President, Prudential (since
                         Laundering        2002      November 1998), First Vice President,
                         Compliance                  Prudential Securities (March 1997-May
                         Officer                     1998). Anti-Money Laundering Compliance
                                                     Officer (since May 2003) of American
                                                     Skandia Investment Services, Inc.,
                                                     American Skandia Advisory Services,
                                                     Inc. and American Skandia Marketing,
                                                     Inc.

----------

+ The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10 and 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential's Gibraltar Fund.


* "Interested" Trustee, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Sub-Manager (Prudential Investment Management, Inc. or PIM) the Subadvisers, (Calamos Asset Management, Inc. or Calamos, Jennison Associates LLC or Jennison, Alliance Capital Management L.P. or Alliance, Davis Selected Advisers, LP or Davis, Salomon Brothers Asset Management Inc. or Salomon Brothers, Fund Asset Management, L.P., doing business as Mercury Advisors or Mercury and Harris Associates L.P. or Harris) or the Distributor (Prudential Investment Management Services LLC or PIMS).


**   Unless otherwise noted, the address of the Trustees and Officers is c/o:
     Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.


*** There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individuals' length of service as Trustee and/or Officer.


**** This column includes only directorships of companies required to register, or file report(s) with the SEC under the Securities and Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act


   The Trust has Trustees who, in addition to overseeing the actions of the Fund's Manager, Advisers and Distributor, decide upon matters of general policy, in accordance with the laws of the State of Delaware and the 1940 Act. In addition to their functions set forth under "Investment Advisory and Other Services--Manager and Advisers" and "Principle Underwriter, Distributor and Rule 12b-1 Plans," the Trustees also review the actions of the Trust's Officers, who conduct and supervise the daily business operations of the Funds. Pursuant to the Trust's Agreement and Declaration of Trust, the Board may contract for advisory and management services for the Trust or for any of its series (or class thereof). Any such contract may permit the Manager to delegate certain or all of its duties under such contracts to qualified investment advisers and administrators.

   Trustees and Officers of the Trust are also trustees, directors and officers of some or all of the other investment companies advised by the Trust's Manager and distributed by PIMS.

   Pursuant to the Management Agreement with the Trust, the Manager pays all compensation of Officers and employees of the Trust as well as the fees and expenses of all the Interested Trustees.

                            Standing Board Committees




   The Trust's Board of Trustees (the Board) has established three standing committees in connection with the governance of the Trust--Audit, Nominating and Valuation.



   The Audit Committee consists of Messrs. Carson (Chair), Stoneburn and Whitehead. The responsibilities of the Audit Committee are to assist the Board in overseeing each Fund's independent auditors, accounting policies and procedures, and other areas relating to the Trust's auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent auditors directly to the Trust. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent auditors to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Trust, provided that the engagement of the independent auditors relates directly to the operation and financial reporting of the Trust. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent auditors' responsibility to plan and carry out an audit in accordance with generally accepted auditing standards. The Audit Committee met seven times during the fiscal year ended February 29, 2004.



   The Nominating Committee consists of Messrs. Redeker (Chair), McCorkindale and Carson. This Committee interviews and recommends to the Board persons to be nominated for election as Trustees by the Trust's shareholders and selects and proposes nominees for election by the Board between annual meetings. This Committee does not normally consider candidates proposed by shareholders for election as Trustees. The Nominating Committee also reviews the independence of Trustees currently serving on the Board and recommends to the Board Independent Trustees to be selected for membership on Board Committees. The Nominating Committee reviews each Trustee's investment in the Funds, matters relating to Trustee compensation and expenses and compliance with the Trust's retirement policy. The Nominating Committee met three times during the fiscal year ended February 29, 2004.



   The Valuation Committee consists of at least two Board members or an officer of the Trust and one Board member (in both instances the Valuation Committee may include employees of the Manager who may constitute a majority of the Valuation Committee). The Valuation Committee supervises the valuation of each Fund's portfolio securities and other assets and meets on an as needed basis. The Valuation Committee did not meet during the fiscal year ended February 29, 2004. For more information about the Valuation Committee, see "Net Asset Value" below.



   In addition to the three standing Committee, the Board has also approved the Trustees' participation in an Executive Committee designed to coordinate the governance of all of the mutual funds in the JennisonDryden or Strategic Partners mutual fund complex. The role of the Executive Committee is solely advisory and consultative, without derogation of any of the duties or responsibilities of the Board. Mr. La Blanc and Ms. Smith serve on the Executive Committee. Independent Trustees or independent directors from other funds in the JennisonDryden or Strategic Partners mutual fund complex also serve on the Executive Committee. The responsibilities of the Executive Committee include: facilitating communication and coordination between the Independent Trustees and fund management on issues that affect more than one fund; serving as a liaison between the boards of directors or trustees of funds and fund management; developing, in consultation with outside counsel and management, draft agendas for Board meetings; reviewing and recommending changes to Board practices generally and monitoring and supervising the performance of legal counsel to the funds generally and counsel to the Independent Trustees.


   The Trust pays each of its Independent Trustees annual compensation in addition to certain out-of-pocket expenses. Trustees who serve on the Committees may receive additional compensation. The amount of compensation paid to each Independent Trustee may change as a result of the introduction of additional funds upon whose Boards the Trustees may be asked to serve.

   Independent Trustees may defer receipt of their Trustees' fees pursuant to a deferred fee agreement with the Trust. Under the terms of such agreement, the Trust accrues daily deferred Trustees' fees which, in turn, accrue interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury bills at the beginning of each calendar quarter or, at the daily rate of return of any Prudential mutual fund chosen by the Trustee. The Trust's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Trust.

   The Trust has no retirement or pension plan for its Trustees.


   The following table sets forth the aggregate compensation paid by the Trust for the fiscal year ended February 29, 2004 to the Independent Trustees. The table also shows aggregate compensation paid to those Trustees for service on the Trust's Board and the Board of any other investment company in the Fund Complex, for the calendar year ended December 31, 2003.


                              Compensation Table


                                            Pension or                          Total
                             Aggregate      Retirement       Estimated       Compensation
                            Compensation Benefits Accrued Annual Benefits     From Fund
                                from        as Part of         Upon          Complex Paid
Name and Position            the Trust   Company Expenses   Retirement       To Trustees
-----------------           ------------ ---------------- --------------- ------------------
David E. A. Carson             $3,690          None            None       $ 89,500(37/90)/1/
Saul K. Fenster/3/             $2,267          None            None       $174,300 (5/81)/1/
Robert E. La Blanc             $5,908          None            None       $195,800(42/98)/1/
Douglas H. McCorkindale/2/     $5,842          None            None       $159,800(38/91)/1/
W. Scott McDonald, Jr./2,3/    $2,487          None            None       $187,800 (5/81)/1/
Thomas T. Mooney/2,3/          $2,200          None            None       $224,300 (6/81)/1/
Stephen P. Munn/4/             $2,360          None            None       $166,300(42/98)/1/
Richard A. Redeker             $3,696          None            None       $169,800(38/92)/1/
Robin B. Smith/2/              $3,686          None            None       $173,500(41/97)/1/
Stephen Stoneburn              $6,075          None            None       $181,300(40/95)/1/
Clay T. Whitehead              $5,972          None            None       $223,300(41/96)/1/

----------
/1 /Indicates number of funds/portfolios in Fund Complex (including the Trust) to which aggregate compensation relates.

/2 /Although the last column shows the total amount paid to Trustees from the Fund Complex during the calendar year ended December 31, 2003, such compensation was deferred at the election of Trustees, in whole or in part, under the funds' deferred fee agreement. Including accrued interest on amounts deferred through December 31, 2003, total value of deferred compensation for the year amounted to $274,573, $206,230, $291,363 and $388,622 for Messrs.
McCorkindale, McDonald, Mooney and Ms. Smith, respectively.


/3 /Effectively July 1, 2003 Messrs. Fenster, McDonald and Mooney ceased being Trustees of the Trust.


/4 /Effective November 30, 2003 Mr. Munn ceased being a Trustee of the Trust.


   Interested Trustees and Officers do not receive compensation from the Trust or any fund in the Fund Complex and therefore are not shown in the compensation table.


   The following tables set forth the dollar range of equity securities in the Trust beneficially owned by a Trustee, and, on an aggregate basis, in all registered investment companies overseen by a Trustee in the Fund Complex as of December 31, 2003.


                         Trustee Share Ownership Table

                             Independent Trustees


                                                   Aggregate Dollar Range of Equity
                                                Securities in All Registered Investment
                        Dollar Range of Equity     Companies Overseen By Trustee in
Name of Trustee         Securities in the Trust              Fund Complex
---------------         ----------------------- ---------------------------------------
David E. A. Carson                --                      $10,001 -- $50,000
Robert E. La Blanc                --                        Over $100,000
Douglas H. McCorkindale           --                        Over $100,000
Richard A. Redeker                --                        Over $100,000
Robin B. Smith                    --                        Over $100,000
Stephen Stoneburn         $10,001 -- $50,000                Over $100,000
                          (Focused Growth and
                         New Era Growth Funds)
Clay T. Whitehead         $50,001 -- $100,000               Over $100,000
                         (Focused Value Fund)

                                  Interested Trustees

                                                   Aggregate Dollar Range of Equity
                                                Securities in All Registered Investment
                        Dollar Range of Equity     Companies Overseen By Trustee in
Name of Trustee         Securities in the Trust              Fund Complex
---------------         ----------------------- ---------------------------------------
Robert F. Gunia                   --                        Over $100,000
Judy A. Rice                 $1 -- $10,000                  Over $100,000
                         (Focused Growth Fund)



   None of the Independent Trustees, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of any of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Trust as of December 31, 2003.




              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

   Trustees of the Trust are eligible to purchase Class Z shares of the Funds, which are sold without either an initial sales charge or contingent deferred sales charge to a limited group of investors.


   As of April 16, 2004, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of beneficial interest of each Fund.

   As of April 16, 2004, the owners, directly or indirectly, of more than 5% of the outstanding shares of beneficial interest of each Fund were as follows:



                                                                               Number of Shares/
Name                                           Address           Fund/Class     % of Fund Class
----                                    ---------------------- --------------- -----------------
Prudential Retirement Services......... P.O. Box 5310          Focused Value/A   540,891/16.5%
Administrator For Plan 6032             Scranton, PA 18505
ARMC, Inc. (B) Supplemental
Merrill Lynch, Pierce Fenner 13-5674085 4800 Deer Lake East    Mid-Cap Value/C    298,068/7.7%
& For The Sole Benefit Of Its CU        Jacksonville, FL 32246



   As of April 16, 2004, Wachovia Securities, LLC (Wachovia Securities) was record holder for other beneficial owners of the following shares of beneficial interest outstanding and entitled to vote in each Fund:



                                       Number of Shares/
                        Fund/Class      % of Fund Class
                        ----------     -----------------
                        Focused Growth
                           Class A....  1,804,581/70.8%
                           Class B....  7,710,983/73.5%
                           Class C....  4,915,392/79.3%
                           Class Z....    578,207/83.0%
                        New Era Growth
                           Class A....  2,320,113/85.0%
                           Class B....  5,533,512/79.4%
                           Class C....  4,066,516/81.9%
                           Class Z....    598,151/85.7%
                        Focused Value
                           Class A....  2,263,645/68.9%
                           Class B....  6,145,944/76.7%
                           Class C....  4,120,267/71.3%
                           Class Z....    693,331/91.8%
                        Mid-Cap Value
                           Class A....  1,621,477/83.7%
                           Class B....  4,330,816/83.2%
                           Class C....  3,274,673/84.2%
                           Class Z....  1,532,398/91.0%


                    INVESTMENT ADVISORY AND OTHER SERVICES

Manager and Advisers


   The manager of the Funds is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PI serves as manager to all of the other investment companies that comprise the JennisonDryden or Strategic Partners mutual funds. See "How the Fund is Managed--Manager" in the prospectus of the Funds. As of March 31, 2004, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies and as administrator to Prudential closed-end investment companies with assets of approximately $107.4 billion.



   PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). Prudential Mutual Fund Services LLC (PMFS), an affiliate of PI, serves as the transfer agent and dividend distribution agent for the JennisonDryden or Strategic Partners mutual funds and, in addition, provides customer service, record keeping and management and administration services to qualified plans.



   Pursuant to four Management Agreements with the Trust (each, a Management Agreement, and collectively, the Management Agreements), PI, subject to the supervision of the Board and in conformity with the stated policies of each Fund, manages both the investment operations of each Fund and the composition of its portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PI is obligated to keep certain books and records of each Fund. PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. PI will review the performance of all Advisers and make recommendations to the Board with respect to the retention of Advisers and the renewal of contracts. PI also administers each Fund's business affairs and, in connection therewith, furnishes the Funds with office facilities, together with those ordinary clerical and bookkeeping services that are not being furnished by BONY, the Funds' custodian, and PMFS, the Funds' transfer and dividend disbursing agent. The management services of PI for the Funds are not exclusive under the terms of the Management Agreements and PI is free to, and does, render management services to others.

   For its services, PI receives, pursuant to the Management Agreements, a fee at an annual rate of 0.90% of each Fund's average daily net assets up to and including $1 billion and 0.85% of average daily net assets in excess of $1 billion. The fee is computed daily and payable monthly.


   The following table shows the amounts that the Funds paid to PI pursuant to each Management Agreement for the three fiscal years or periods ended February 29, 2004.


                          Management Fees Paid to PI


                     Fiscal Year             Fiscal Year             Fiscal Year
Fund           Ended February 29, 2004 Ended February 28, 2003 Ended February 28, 2002
----           ----------------------- ----------------------- -----------------------
Focused Growth       $1,101,067              $1,376,576              $2,205,508
New Era Growth       $  956,692              $1,110,951              $2,150,277
Focused Value.       $1,549,633              $1,837,584              $2,172,569/1/
Mid-Cap Value.       $1,270,285              $  978,327/2/                  N/A

   -------



   1 The Focused Value Fund commenced operations on March 30, 2001.


   /2/ The Mid-Cap Value Fund commenced operations on May 31, 2002.


   In connection with its management of the business affairs of each Fund, PI bears the following expenses:

   (a) the salaries and expenses of all personnel of each Fund and the Manager, except the fees and expenses of the Independent Trustees;

   (b) all expenses incurred by PI or by a Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and


   (c) the fees, costs and expenses payable to Prudential Investment Management, Inc. (PIM) under a Sub-Management Agreement, and to Calamos Asset Management, Inc. (Calamos), Jennison Associates LLC (Jennison), Alliance Capital Management L.P. (Alliance), Davis Selected Advisers, LP (Davis), Salomon Brothers Asset Management Inc. (Salomon Brothers), Fund Asset Management, L.P., doing business as Mercury Advisors (Mercury) and Harris Associates L.P. (Harris) pursuant to the subadvisory agreements between PIM and Jennison and between PI and Calamos, Jennison, Alliance, Davis, Salomon Brothers, Mercury and Harris (the Subadvisory Agreements).



   Under the terms of its Management Agreement, each Fund is responsible for the payment of the following expenses: (1) the fees and expenses incurred by each Fund in connection with the management of the investment and reinvestment of the Fund's assets payable to the Manager, (2) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Fund's Advisers,
(3) the fees and certain expenses of the custodian and transfer agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (4) the charges and expenses of legal counsel and independent auditors for the Fund, (5) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities and futures transactions, (6) all taxes and corporate fees payable by the Fund to governmental agencies, (7) the fees of any trade associations of which the Fund may be a member, (8) the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Fund, (9) the cost of fidelity and liability insurance, (10) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, and paying notice filing fees under state securities laws,
(11) allocable
communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (12) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (13) distribution and service fees.


   Each Management Agreement provides that PI will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duty. Each Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. Each Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act.



   Each Subadvisory Agreement provides that the applicable Adviser will furnish investment advisory services to a portion of the applicable Fund's portfolio in connection with the management of the Fund. In connection therewith, Calamos, Jennison, Alliance, Davis, Salomon Brothers, Mercury and Harris are obligated to keep certain books and records of their respective Fund. Under the Subadvisory Agreements, each Adviser, subject to the supervision of PI, is responsible for managing the assets of its respective Fund in accordance with the Fund investment objective, investment program and policies. Each Adviser determines what securities and other instruments are purchased and sold for its respective Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement.


   With respect to the Focused Growth Fund, PI has entered into a Sub-Management Agreement with PIM and a Subadvisory Agreement with Alliance. PIM has entered into a Subadvisory Agreement with Jennison. The Sub-Management Agreement provides that PIM shall provide Jennison certain research services and will assist with the maintenance of books and records as Jennison may request from time to time. For its services, PIM is compensated by PI at an annual rate of 0.60% of the average daily net assets of the Fund sub-managed by PIM on total Fund assets up to and including $1 billion and 0.55% of such average daily net assets on total Fund assets in excess of $1 billion. Under the Subadvisory Agreements for the Fund, Alliance is compensated by PI for its services at an annual rate of 0.60% of the average daily net assets of the Fund managed by Alliance up to and including $1 billion of total Fund assets and 0.55% of such average daily net assets on total Fund assets in excess of $1 billion, and Jennison is compensated by PIM (as Sub-Manager) for its services at an annual rate of 0.30% of the average daily net assets advised by Jennison on total Fund assets up to $300 million and 0.25% of such average daily net assets on total Fund assets in excess of $300 million.

   Under the Subadvisory Agreements for the New Era Growth Fund, Calamos is compensated by PI for its services at an annual rate of 0.45% of the average daily net assets for the portion of such assets that Calamos manages up to and including $100 million of total Fund assets and 0.40% of such average daily net assets in excess of $100 million of total Fund assets, and Jennison is compensated by PI for its services at an annual rate of 0.50% of the average daily net assets advised by Jennison on total Fund assets up to $1 billion and 0.40% of such average daily net assets on total Fund assets in excess of $1 billion. For purposes of calculating Calamos's fees, the assets of the New Era Growth Fund are combined with another fund in the Fund Complex for which Calamos also serves as subadviser.

   Under the Subadvisory Agreements for the Focused Value Fund, Davis is compensated by PI for its services at an annual rate of 0.50% of the average daily net assets advised by Davis on Fund assets up to and including $1 billion and 0.40% of such average daily net assets on Fund assets in excess of $1 billion, and Salomon Brothers is compensated by PI for its services at an annual rate of 0.50% of the average daily net assets advised by Salomon Brothers on Fund assets up to and including $1 billion and 0.40% of such average daily net assets on Fund assets in excess of $1 billion.


   Under the Subadvisory Agreements for Mid-Cap Value Fund, Mercury is compensated by PI for its services at an annual rate of 0.55% of the average daily net assets advised by Mercury on Fund assets up to and including $1 billion and 0.45% of such average daily net assets on total Fund assets in excess of $1 billion, and Harris is compensated by PI for its services at an annual rate of 0.55% of the average daily net assets advised by Harris on Fund assets up to and including $1 billion and 0.45% of such average daily net assets on total Fund assets in excess of $1 billion.


   Each of the Subadvisory Agreements and the Sub-Management Agreement provides that it will terminate in the event of its assignment (as defined in the 1940
Act) or upon the termination of the Management Agreement pursuant to which such

Subadvisory or Sub-Management Agreement was entered into. Each Subadvisory Agreement and the Sub-Management Agreement may be terminated by the Trust, PI or the applicable Adviser (or, with respect to the Sub-Management Agreement, PIM) upon not more than 60 days', nor less than 30 days', written notice. Each of the Subadvisory Agreements and the Sub-Management Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.


   For the fiscal years or periods ended February 29, 2004, February 28, 2003 and February 28, 2002, PI paid to PIM and the Advisers the fees set forth in the following table.


                         Fees Paid to PIM and Advisers


                                                            Year Ended        Year Ended        Year Ended
Fund                                      Adviser/PIM    February 29, 2004 February 28, 2003 February 28, 2002
----                                    ---------------- ----------------- ----------------- -----------------
Focused Growth......................... Alliance             $326,658          $417,995          $659,457
                                        PIM/1/               $407,387          $499,722          $810,882
New Era Growth......................... Jennison             $290,692          $338,122          $635,841
                                        MFS/2/                    N/A          $234,297          $558,758
                                        Calamos/2/           $211,230          $ 44,759               N/A
Focused Value/3/....................... Davis                $425,812          $515,889          $593,640
                                        Salomon Brothers     $435,095          $505,037          $611,714
Mid-Cap Value/4/....................... Mercury              $368,712          $286,765               N/A
                                        Harris               $407,651          $288,229               N/A

   -------



   /1/ From these amounts, PIM paid Jennison subadvisory fees of $203,693, $249,861 and $405,441 for the fiscal years ended February 29, 2004, February 28, 2003 and February 28, 2002 respectively./ /


   /2/ Calamos commenced sub-advising the Fund on December 16, 2002, replacing MFS Investment Management.




   /3/ The Focused Value Fund commenced operations on March 30, 2001.




   /4/ The Mid-Cap Value Fund commenced operations on May 31, 2002.


Matters Considered by the Board


   The Management, Sub-Management and Subadvisory Agreements were last approved by the Board, including all of the Independent Trustees on May 29, 2003 at an in-person meeting called for that purpose. The Focused Growth Fund Management with PI Agreement was approved at a shareholder meeting on August 21, 2003. In approving these Agreements, the Board primarily considered, with respect to the Trust, the nature and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Trust. The Board requested and evaluated reports from the Manager, PIM and the Advisers that addressed specific factors designed to inform the Board's consideration of these and other issues.



   With respect to the nature and quality of the services provided by the Manager, Sub-Manager and Advisers, the Board considered the performance of each Fund in comparison to relevant market indexes and the performance of a peer group of investment companies pursuing broadly similar strategies, and reviewed reports prepared by an unaffiliated organization applying various statistical and financial measures of fund performance compared to such indices and peer groups of funds, over the past year and since inception. The Board considered the Manager's, Sub-Manager's and Adviser's reputation and their stated intentions with respect to their respective investment management capabilities in the Management of the Funds. The Board also considered each of the Manager's, Sub-Manager's and Adviser's stated commitment to the maintenance of effective compliance programs for the Funds. The Board also evaluated the division of responsibilities among the Manager and its affiliates, and the capabilities of the personnel providing services. The Board also considered the quality of brokerage execution provided by the Manager, Sub-Manager and Advisers. The Board reviewed these firms' use of brokers or dealers in fund transactions that provided research and other services to them, and the benefits derived by each Fund from such services.


   With respect to the overall fairness of the Management, Sub-Management and Subadvisory Agreements, the Board primarily considered the fee structure of the Agreements and the profitability of the Manager, Sub-Manager and the Advisers and their affiliates from their association with the Trust. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to each Fund. The Board noted that the fee rate paid by the Trust to the Manager was comparable to the median compensation paid by comparable funds. The Board also considered that the Trust's fee structure provides for a reduction of payments resulting from economies of scale. The Board also evaluated the aggregate amount and structure of fees paid by the Manager or Sub-Manager to the Advisers. In concluding that the direct and indirect benefits accruing to the Manager, the Sub-Manager, the Advisers and their affiliates by virtue of their relationship to the Trust, were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to each Fund, the Board reviewed specific data as to each firm's profit or loss on each Fund for the recent period and carefully examined their cost allocation methodology. With respect to profitability, these firms discussed with the Board the allocation methodologies for inter-company revenues and expenses (not including the costs of distributing shares or providing shareholder services) in order to approximate their respective profits from their fees. The Board understood that none of these firms uses its profitability analysis in the management of its businesses other than in connection with the approval or continuation of its agreement, at least in part because the analysis excludes significant costs and includes certain revenues that judicial interpretations have required in the context of Board approval of mutual fund advisory agreements. These matters were also considered at the meeting of the Independent Trustees.


Description of Proxy Voting Policies and Recordkeeping Procedures



   The Board has delegated to PI the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Funds. Each of the Funds authorized PI to delegate, in whole or in part, its proxy voting authority to its investment advisers or third party vendors, consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any committee thereof established for that purpose.



   PI and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for each of the Funds. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. PI and the Board maintain a policy of seeking to protect the best interests of each Fund should a proxy issue potentially implicate a conflict of interest between a Fund and PI or its affiliates.



   PI delegates to the Advisers responsibility for voting the Funds' proxies. The Advisers are expected to identify and seek to obtain the optimal benefit for the Funds, and to adopt written polices that meet certain minimum standards, including the policies be reasonably designed to protect the best interests of the Funds and delineate procedures to be followed when a proxy vote presents a conflict between the interests of a Fund and the interests of its Adviser. PI and the Board expect that each Fund's Adviser will notify PI and the Board at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, PI expects that the Advisers will deliver to PI, or its appointed vendor, information required for filing the Form N-PX with the Commission.



   A summary of the proxy voting policies of each Adviser is set forth in Appendix-II of this SAI.


Principal Underwriter, Distributor and Rule 12b-1 Plans

   Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of each Fund. See "How the Trust is Managed--Distributor" in the Funds' prospectus. PIMS is a subsidiary of Prudential.

   Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Trust on behalf of each Fund under Rule 12b-1 under the 1940 Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing each Fund's Class A, Class B and Class C shares, respectively. The Distributor also incurs the expenses of distributing the Class Z shares of each Fund under the Distribution Agreement, none of which are reimbursed by or paid for by the Fund.

   The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions that have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

   Under the Plans, each Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, a Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

   The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of a Fund's shares and the maintenance of related shareholder accounts.


   Class A Plan. Under the Class A Plan, each Fund may pay the Distributor for its distribution-related expenses with respect to Class A shares at an annual rate of up to 0.30% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to 0.25% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of 0.25%) may not exceed 0.30% of the average daily net assets of the Class A shares. The Distributor has contractually agreed to limit its distribution-related fees payable under the Class A Plan to 0.25% of the average daily net assets of the Class A shares for the fiscal year ending February 28, 2005. The Distributor also receives an initial sales charge from shareholders. The table below sets forth the payments received by the Distributor under the Class A Plan, the amount spent by the Distributor in distributing Class A shares and the amount of initial sales charges received by the Distributor in connection with the sale of Class A shares for the fiscal years ended February 29, 2004, February 28, 2003, and February 28, 2002.


            Amounts Received by the Distributor for Class A Shares


                                                                 Amount Spent Distributing          Approximate
Fund                                       Distribution Fees          Class A Shares           Initial Sales Charge
----                                    ------------------------ ------------------------  -----------------------------
                                         2004    2003     2002    2004     2003     2002    2004      2003       2002
                                        ------- ------- -------- -------  ------- -------- ------- ---------- ----------
Focused Growth......................... $40,604 $52,141 $ 86,911 $40,700  $51,900 $ 78,800 $15,700 $   39,200 $  169,600
New Era Growth......................... $48,557 $58,185 $119,518 $48,400  $51,000 $109,500 $19,600 $   26,400 $  114,100
Focused Value/1/....................... $70,508 $77,476 $102,337 $56,400  $71,203 $ 94,500 $18,900 $   52,400 $2,078,500
Mid-Cap Value/2/....................... $57,679 $50,165   N/A    $56,300  $50,100   N/A    $58,200 $1,335,300    N/A

   -------



   /1/ The Focused Value Fund commenced operations on March 30, 2001.


   /2/ The Mid-Cap Value Fund commenced operations on May 31, 2002.


   The amounts spent by the Distributor in distributing Class A shares were primarily for the payment of account servicing fees to financial advisers and other persons who sell Class A shares.

   Class B and Class C Plans. Under the Class B and Class C Plans, each Fund pays the Distributor for its distribution-related expenses with respect to these shares at an annual rate of 1% of the average daily net assets of each of the applicable class of shares. The Class B and Class C Plans provide for the payment to the Distributor of (1) an asset-based sales charge of 0.75% of the average daily net assets of each of the Class B and Class C shares, respectively, and (2) a service fee of 0.25% of the average daily net assets of each of the Class B and Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts.


   Class B Plan. For the fiscal years ended February 29, 2004, February 28, 2003, and February 28, 2002, the Distributor received the distribution fees paid by the Funds and the proceeds of contingent deferred sales charges (CDSCs) paid by investors on the redemption of Class B shares as set forth below:


            Amounts Received by the Distributor for Class B Shares


Fund                                     Distribution Fees           Approximate CDSCs
----                                ---------------------------- --------------------------
                                      2004     2003      2002      2004     2003     2002
                                    -------- -------- ---------- -------- -------- --------
Focused Growth..................... $621,570 $750,203 $1,173,839 $238,700 $488,500 $687,300
New Era Growth..................... $470,206 $512,747 $  911,887 $206,000 $407,600 $641,800
Focused Value/1/................... $780,719 $908,709 $1,054,260 $420,800 $678,600 $512,400
Mid-Cap Value/2/................... $553,197 $386,638    N/A     $322,000 $223,400   N/A

   -------



   /1/ The Focused Value Fund commenced operations on March 30, 2001.


   /2/ The Mid-Cap Value Fund commenced operations on May 31, 2002.

   For the fiscal year ended February 29, 2004, it is estimated that the Distributor spent approximately the following amounts in connection with the distribution of the Funds' Class B shares:


      Amounts Spent by the Distributor in Connection with Class B Shares


                       Printing and   Compensation to   Commission
                          Mailing      Broker/Dealers   Payments to
                       Prospectuses   for Commissions    Financial              Total
                       to Other than to Representatives Advisers of            Amount
                          Current        and Other      Prudential  Overhead  Spent by
Fund                   Shareholders       Expenses      Securities  Costs/1/ Distributor
----                   ------------- ------------------ ----------- -------- -----------
Focused Growth........    $1,300          $24,500        $164,500   $ 45,000  $235,300
New Era Growth........    $  900          $17,600        $127,100   $ 54,100  $199,700
Focused Value/2/......    $1,100          $18,400        $204,200   $ 65,900  $289,600
Mid-Cap Value/3/......    $3,200          $26,900        $163,200   $136,100  $329,400

   -------

 /1/ Includes (a) the expenses of operating the branch offices of Wachovia
     Securities and Pruco Securities, LLC (Pruco) in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communication costs and the costs of stationery and supplies, (b) the cost of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of fund sales.


 /2/ The Focused Value Fund commenced operations on March 30, 2001.


 /3/ The Mid-Cap Value Fund commenced operations on May 31, 2002.



   Class C Plan. For the fiscal years ended February 29, 2004, February 28, 2003, and February 28, 2002, the Distributor received the distribution fees paid by the Funds under the Class C Plan, initial sales charges and the proceeds of CDSCs paid by investors on the redemption of shares as set forth below:


            Amounts Received by the Distributor for Class C Shares


Fund                               Distribution Fees      Approximate Initial Sales Charges     Approximate CDSCs
----                           -------------------------- --------------------------------- --------------------------
                                 2004     2003     2002    2004        2003        2002      2004     2003     2002
                               -------- -------- --------  -------    --------    --------  ------- -------- ---------
Focused Growth................ $389,874 $494,556 $800,742 $ 7,700    $ 23,600    $ 80,000   $ 6,000 $ 17,700 $ 156,600
New Era Growth................ $347,731 $408,180 $764,323 $12,200    $ 12,300    $ 47,400   $ 3,600 $ 48,100 $ 188,300
Focused Value/1/.............. $581,472 $704,188 $771,637 $17,500    $ 43,800    $904,900   $18,000 $127,400 $94,300//
Mid-Cap Value/2/.............. $437,963 $324,023   N/A    $23,500    $534,100      N/A      $76,600 $ 57,900    N/A

   -------



   /1/ The Focused Value Fund commenced operations on March 30, 2001.


   /2/ The Mid-Cap Value Fund commenced operations on May 31, 2002.

   For the fiscal year ended February 29, 2004, it is estimated that the Distributor spent approximately the following amounts in connection with the distribution of the Funds' Class C shares:


      Amounts Spent by the Distributor in Connection with Class C Shares


                          Printing and   Compensation to   Commission
                             Mailing      Broker/Dealers   Payments to
                          Prospectuses   for Commissions    Financial              Total
                          to Other than to Representatives Advisers of            Amount
                             Current        and Other      Prudential  Overhead  Spent by
Fund                      Shareholders       Expenses      Securities  Costs/1/ Distributor
----                      ------------- ------------------ ----------- -------- -----------
Focused Growth...........    $  800          $   100        $376,800   $10,500   $388,200
New Era Growth...........    $  700               --        $342,200   $16,300   $359,200
Focused Value............    $  800          $   400        $556,700   $25,000   $582,900
Mid-Cap Value/2/.........    $2,600          $21,700        $332,300   $15,000   $371,600

   -------

 /1/ Includes (a) the expenses of operating the branch offices of Wachovia
     Securities and Pruco in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communication costs and the costs of stationery and supplies, (b) the cost of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expense relating to branch promotion of Fund sales.


 /2/ The Mid-Cap Value Fund commenced operations on May 31, 2002.


   Distribution expenses attributable to the sale of Class A, Class B or Class C shares of each Fund will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

   The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board, including a majority vote of the Independent Trustees who have no direct or indirect financial interest in the Class A, Class B and Class C Plans or in any agreement related to the Plans (the Rule 12b-1 Trustees), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the applicable class of a Fund on not more than 60 days', nor less than 30 days', written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board in the manner described above. Each Plan will automatically terminate in the event of its assignment. A Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.

   Pursuant to each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Funds by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Trustees shall be committed to the Rule 12b-1 Trustees.

   Pursuant to the Distribution Agreement, each Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws.


   In addition to distribution and service fees paid by each Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Wachovia Securities) and other persons who distribute shares of a Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.


Fee Waivers/Subsidies


   PI may from time to time voluntarily waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of a Fund. In addition, the Distributor has contractually agreed to waive a portion of its distribution and service (12b-1) fees for the Class A shares. Fee waivers and subsidies will increase a Fund's total return.

NASD Maximum Sales Charge Rule

   Pursuant to National Association of Securities Dealers (NASD) Conduct Rules, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge of a Fund may not exceed 0.75%. The 6.25% limitation applies to each class of a Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

Other Service Providers

   The Bank of New York, One Wall Street, New York, N.Y. 10286, serves as custodian for the portfolio securities of each Fund and cash and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Trust. Subcustodians provide custodial services for each Fund's foreign assets held outside the United States.


   Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830, serves as the transfer and dividend disbursing agent of each Fund. PMFS is a wholly-owned subsidiary of PI. PMFS provides customary transfer agency services to each Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account of $12.00, a new account set-up fee for each manually established account of $2.00 and a monthly inactive zero balance account fee per shareholder account of $.20. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.



   KPMG LLP, 757 Third Ave, New York, New York 10017, serves as the Trust's independent auditors and in that capacity audits the annual financial statements of the Trust.


Codes of Ethics

   The Trust has adopted a Code of Ethics. In addition, the Manager, PIM, the Advisers and the Distributor have each adopted a Code of Ethics (the Codes). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when a Fund is making such investments. The Codes are on public file with, and are available from, the Commission.

                   BROKERAGE ALLOCATION AND OTHER PRACTICES


   The Manager is responsible for decisions to buy and sell securities, futures and options on securities and futures for the Funds, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the Sub-Manager and the Advisers. Broker-dealers may receive brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker, dealer or futures commission merchant including, to the extent and in the manner permitted by applicable law, Wachovia Securities, one of the Advisers or an affiliate thereof (an affiliated broker). Brokerage commissions on United States securities options and futures are subject to negotiation between the Manager and the broker or futures commission merchant.


   In the over-the-counter markets, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. No Fund will deal with an affiliated broker in any transaction in which the affiliated broker acts as principal, except in accordance with rules of the Commission. Thus, it will not deal in the over-the-counter market with an affiliated broker acting as market maker, and it will not execute a negotiated trade with an affiliated broker if execution involves the affiliated broker acting as principal with respect to any part of a Fund's order.

   In placing orders for portfolio securities of a Fund, the Manager's overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Manager seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, a Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

   When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with a Fund.

   The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provide a benefit to a Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.

   When the Manager deems the purchase or sale of equities to be in the best interests of a Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients.

   The allocation or orders among firms and the commission rates paid are reviewed periodically by the Board. Portfolio securities may not be purchased from any underwriting or selling syndicate of which an affiliated broker, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the Commission. This limitation, in the opinion of each Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future, in other circumstances, a Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.


   Subject to the above considerations, an affiliated broker may act as a securities broker, dealer or futures commission merchant for a Fund. In order for an affiliated broker to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange during a comparable period of time. This standard would allow an affiliated broker to receive no more than the remuneration that would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Board, including a majority of Independent Trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, Wachovia Securities may not retain compensation for effecting transactions on a national securities exchange for a Fund unless the Fund has expressly authorized the retention of such compensation. Wachovia Securities must furnish to each Fund at least annually a statement setting forth the total amount of all compensation retained by Wachovia Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Wachovia Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Wachovia Securities (or such affiliate) by applicable law.

   The table below sets forth certain information concerning the payment of commissions by the Funds, including the commissions paid to an affiliated broker for the fiscal years ended February 29, 2004, February 28, 2003 and February 28, 2002.



                                   Focused Growth Fund          New Era Growth Fund           Focused Value Fund
                               --------------------------- ----------------------------- ----------------------------
                                 2004      2003     2002     2004       2003      2002     2004      2003      2002
                               --------  -------- -------- --------  ---------- -------- --------  --------  --------
Total brokerage commissions... $385,142  $300,903 $603,156 $720,058  $1,055,524 $864,347 $184,031  $604,821  $745,805
Total brokerage commissions
 paid to affiliated brokers... $  5,420  $      0 $      0 $  6,470  $        0 $      0 $  9,219  $ 17,000  $ 14,025
Percentage of total brokerage
 commissions paid to
 affiliated brokers...........      1.4%       --       --      0.9%         --       --      5.0%      2.8%      1.9%
Percentage of the aggregate
 dollar amount of portfolio
 transactions involving the
 payment of commissions to
 affiliated brokers...........      1.3%       --       --      0.6%         --       --      1.3%      8.9%      1.9%


                               Mid-Cap Value Fund/1/
                               --------------------
                                 2004       2003
                               --------   --------
Total brokerage commissions... $387,478   $708,370
Total brokerage commissions
 paid to affiliated brokers... $103,677   $ 12,860
Percentage of total brokerage
 commissions paid to
 affiliated brokers...........     26.8%       1.8%
Percentage of the aggregate
 dollar amount of portfolio
 transactions involving the
 payment of commissions to
 affiliated brokers...........     35.5%       .04%

   -------



   /1/ The Mid-Cap Value Fund commenced operations on May 31, 2002.


   Of the total brokerage commissions paid during these periods, the following table sets forth the amount and percentage that the Funds paid to firms that provided research, statistical or other services to the Advisers. The Advisers have not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.


                            2004             2003                2002
                           -------    ------------------  ------------------
      Fund                            $ Amount Percentage $ Amount Percentage
      ----                            -------- ---------- -------- ----------
      Focused Growth......            $ 9,628     3.20%   $18,978      3.15%
      New Era Growth......            $ 7,894     0.75%   $     0         0%
      Focused Value.......            $76,442    12.64%   $39,887      5.35%
      Mid-Cap Value/1/....            $53,846     7.60%     N/A        N/A

   -------



   /1/ The Mid-Cap Value Fund commenced operations on May 31, 2002.

   The Trust is required to disclose the Funds' holdings of securities of the Trust's regular brokers and dealers (as defined under Rule 10b-1 of the 1940
Act) and their parents as of February 29, 2004. The following table shows such holdings as of that date.



                                                                       Debt/
   Fund                              Broker Dealer            Amount   Equity
   ----                      ------------------------------ ---------- ------
   Focused Growth........... Citigroup, Inc.                $5,977,422   E
                             JPMorganChase                  $3,950,226   E
                             Merrill Lynch & Co.            $3,666,479   E
                             Morgan Stanley                 $1,619,496   E
   New Era Growth........... General Electric Capital Corp. $4,432,000   D
                             Merrill Lynch & Co., Inc.      $  703,915   E
                             Bear, Stearns & Co., Inc.      $  263,520   E
   Focused Value............ American Express Co.           $    9,610   E
                             Morgan Stanley                 $    5,420   E
                             UBS Warburg                    $    2,048   D




               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION


   The Trust is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value per share, currently divided into five series and four classes, designated Class A, Class B, Class C and Class Z shares. In addition to the four Funds described in this SAI, the Trust has established a fifth series, the Strategic Partners Market Opportunity Fund, which currently is not being offered. Each class of shares represents an interest in the same assets of a Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Trust's Agreement and Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The voting rights of the shareholders of a series or class can be modified only by the vote of shareholders of that series or class.


   Shares of each Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of a Fund under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of a Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees.

   The Trust does not intend to hold annual meetings of shareholders unless otherwise required by law. The Trust will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of the Trust's outstanding shares for the purpose of voting on the removal of one or more Trustees or to transact any other business.

   Under the Agreement and Declaration of Trust, the Trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by a Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the fundamental investment policies related thereto.

   The Trustees have the power to alter the number and the terms of office of the Trustees, provided that always at least a majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES


   Shares of each Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge that, at the election of the investor, may be imposed either (1) at the time of purchase (Class A shares) or (2) on a deferred basis (Class B, Class C (or Class A shares in certain cases)). Class Z shares of the Funds are offered to a limited group of investors at NAV without any sales charges. See "How to Buy, Sell and Exchange Shares of the Funds" in the Funds' prospectus.


Purchase by Wire

   For an initial purchase of shares of a Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to The Bank of New York, New York, N.Y., Custody and Shareholder Services Division, Attention: Strategic Partners [name of Fund], specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are investing (Class A, Class B, Class C or Class Z shares).

   If you arrange for receipt by BONY of Federal Funds prior to the calculation of NAV (once each business day at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. New York time), on a business day, you may purchase shares of a Fund as of that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

   In making a subsequent purchase order by wire, you should wire BONY directly and should be sure that the wire specifies Strategic Partners [name of Fund], Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds.

Issuance of Fund Shares for Securities

   Transactions involving the issuance of a Fund's shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by an Adviser.

Specimen Price Make-up


   Under the current distribution arrangements between the Trust and the Distributor, Class A shares are sold with a maximum initial sales charge of 5.50%, and Class B/(1)/, Class C/(1)(2)/ and Class Z shares are sold at NAV. Using the NAV of each Fund at February 29, 2004, the maximum offering price of the Fund's shares is as follows:



                                                     Focused     New Era    Focused    Mid-Cap
                                                   Growth Fund Growth Fund Value Fund Value Fund
                                                   ----------- ----------- ---------- ----------
Class A
NAV and redemption price per Class A share/(1)/...    $5.99       $7.41      $10.94     $12.11
Maximum sales charge (5.50% of offering price)....      .35         .43        0.64       0.70
                                                      -----       -----      ------     ------
Maximum offering price to public..................    $6.34       $7.84      $11.58     $12.81
                                                      =====       =====      ======     ======

Class B
NAV, offering price and redemption price per
  Class B share/(1)/..............................     5.83       $7.23      $10.77     $11.95
                                                      =====       =====      ======     ======

Class C
NAV, offering price and redemption price per
  Class C share/(1)(2)/...........................    $5.82       $7.23      $10.77     $11.95
                                                      =====       =====      ======     ======

Class Z
NAV, offering price and redemption price per
  Class Z share...................................    $6.05       $7.47      $11.00     $12.15
                                                      =====       =====      ======     ======

   -------

/(1)/ Class A, Class B and Class C shares are subject to a CDSC on certain redemptions.


/(2)/ Class C shares purchased before February 2, 2004 were sold with a 1% initial sales charge.

Selecting a Purchase Alternative

   The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to a Fund:


   If you intend to hold your investment in a Fund for less than 6 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5.50% and Class B shares are subject to a CDSC of 5% that declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.





   If you qualify for a reduced sales charge on Class A shares, you may benefit by purchasing Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.




Reduction and Waiver of Initial Sales Charge--Class A Shares

   Benefit Plans. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Code, deferred compensation or annuity plans under Sections 401(a), 403(b) and 457 of the Code, "rabbi" trusts and non-qualified deferred compensation plans (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million or 250 eligible employees or participants. Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

   Other Waivers. In addition, Class A shares may be purchased at NAV, without the initial sales charge, through the Distributor or the Transfer Agent, by:


    . officers of the Trust and officers of other JennisonDryden or Strategic Partners mutual funds



    . employees of the Distributor, Wachovia Securities, and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Wachovia Securities or the transfer agent


    . employees of the Advisers, provided that purchases at NAV are permitted by such person's employer

    . Prudential, directors, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries



    . registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor, provided that purchases at NAV are permitted by such person's employer


    . real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates who maintain an account at Wachovia Securities, Pruco or with the transfer agent




    . investors in Individual Retirement Accounts (IRAs), provided the purchase is made in a directed rollover to such Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution

    . orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs)

    . orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges the clients a separate fee for its services (for example, mutual fund "supermarket" programs).

   For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the transfer agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

   Combined Purchase and Cumulative Purchase Privilege. If an investor or eligible group of related investors purchases Class A shares of a Fund concurrently with Class A shares of other JennisonDryden or Strategic Partners mutual funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Funds--Reducing or Waiving Class A's Initial Sales Charge" in the prospectus of the Funds.


   An eligible group of related Fund investors includes any combination of the following:

    .  an individual

    .  the individual's spouse, their children and their parents

    .  the individual's and spouse's IRA

    . any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners)

    . a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children

    . a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse

    . one or more employee benefit plans of a company controlled by an individual.

   Also, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

   The transfer agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.


   Letters of Intent. Reduced sales charges also are available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of a Fund and shares of other JennisonDryden or Strategic Partners mutual funds. Retirement and group plans do not qualify to purchase Class A shares at NAV by entering into a Letter of Intent.



   For purposes of the Letter of Intent, all shares of a Fund and shares of other JennisonDryden or Strategic Partners mutual funds that were previously purchased and are still owned and money market fund shares received for such shares in an exchange are also included in determining the applicable reduction. However, the values of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge.


   A Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the transfer agent in the name of the investor. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the investor's cost, can be applied to the fulfillment of the Letter of Intent goal.

   The Letter of Intent does not obligate the investor to purchase, nor a Fund to sell, the indicated amount. In the event the Letter of Intent goal is not satisfied within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount that qualifies for a lower sales charge, a price adjustment is made by refunding to the investor the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase Class A shares of a Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.


   The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings.

Class B Shares


   The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the transfer agent, your broker or the Distributor. Redemptions of Class B shares may be subject to a CDSC. See "Sale of Shares--Contingent Deferred Sales Charge" below.


   The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of a Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

Class C Shares


   The offering price of Class C shares is the next determined NAV. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons who distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.




Class Z Shares

   Class Z shares of each Fund currently are available for purchase by the following categories of investors:

    . Benefit Plans, provided that such Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets;

    . participants in any fee-based program or trust program sponsored by an affiliate of the Distributor that includes mutual funds as investment options and for which a Fund is an available option;

    .  current and former Trustees of the Trust;

    . the Manager, Sub-Manager or an Adviser or any of their affiliates with an investment of $10 million or more; and

    .  qualified state tuition programs (529 plans).

   After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.

   In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons who distribute shares a finder's fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.

Rights of Accumulation


   Reduced sales charges also are available through rights of accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of a Fund and shares of other JennisonDryden and Strategic Partners mutual funds (excluding money market fund shares, other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of accumulation may be applied across the classes of shares of JennisonDryden and Strategic Partners mutual funds. The value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day.



   The Distributor, your broker or the transfer agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings.


Sale of Shares

   You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before a Fund computes its NAV for that day (at the close of regular trading on the NYSE, usually 4:00 p.m. New York time) in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of a Fund.


   If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the transfer agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the transfer agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to a Fund in care of its transfer agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, Pennsylvania 19101, to the Distributor or to your broker.



   Expedited Redemption Privilege. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1,000 or more will be remitted by wire to your bank account at a domestic commercial bank that is a member of the Federal Reserve system. Redemption proceeds of less than $1,000 will be mailed by check to your designated bank account. Any applicable CDSC will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the applicable Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the Funds' prospectus regarding redemption of shares. For more information, see "How to Buy, Sell and Exchange Shares of the Funds-- Telephone Redemptions or Exchanges" in the Funds' prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact PMFS at (800) 225-1852.


   Signature Guarantee.  If the proceeds of the redemption (1) exceed $100,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the transfer agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the transfer agent, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer, savings association or credit union. PMFS reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution.

   Payment for shares presented for redemption will be made by check within seven days after receipt by the transfer agent, the Distributor or your broker of the written request and certificates, if issued, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

   Redemption in Kind. If the Board determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Trust, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

   Involuntary Redemption. In order to reduce expenses of the Funds, the Board may redeem all of the shares of any shareholder, other than a shareholder that is an IRA or other tax-deferred retirement plan, whose account has an account value of less than $500 due to a redemption. A Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

   90-day Repurchase Privilege. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of a Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the transfer agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales
Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

Contingent Deferred Sales Charge


   Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC. Redemptions of Class B shares will be subject to a CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 12 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption that reduces the current value of your Class A, Class B or Class C shares to an amount that is lower than the amount of all payments by you for shares during the preceding 12 months, in the case of Class A shares (in certain cases), 6 years, in the case of Class B shares, and 12 months, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchased or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.


   The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

   The following table sets forth the rates of the CDSC applicable to redemption of Class B shares:

                                             CDSC as a
                                       Percentage of Dollars
                   Year Since Purchase      Invested or
                      Payment Made      Redemption Proceeds
                   ------------------- ---------------------
                         First........         5.0%
                         Second.......         4.0%
                         Third........         3.0%
                         Fourth.......         2.0%
                         Fifth........         1.0%
                         Sixth........         1.0%
                         Seventh......         None


   In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class A shares made during the preceding 12 months (in certain cases), 6 years for Class B shares and 12 months for Class C shares; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


   For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decide to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount that represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

   For federal income tax purposes, the amount of the CDSC will reduce the gain, or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

   Waiver of Contingent Deferred Sales Charge--Class B Shares. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy, at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

   The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions are:

      (1) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;


      (2) in the case of an IRA (including a Roth IRA), a lump-sum or other distribution after attaining age 70 1/2 or a periodic distribution based on life expectancy;



      (3) in the case of a Section 403(b) custodial account, a lump sum or other distribution after attaining age 70 1/2; and


      (4) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability.

   The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (that is, following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

   Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions effected through a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The transfer agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS for more details.

   In addition, the CDSC will be waived on redemptions of shares held by Trustees of the Trust.

   You must notify the transfer agent either directly or through your broker at the time of redemption that you are entitled to waiver of the CDSC and provide the transfer agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. In connection with these waivers, the transfer agent will require you to submit the supporting documentation set forth below.


Category of Waiver                                 Required Documentation
Death                                              A copy of the shareholder's death certificate or, in the case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.

Disability--An individual will be considered       A copy of the Social Security Administration award letter or a
disabled if he or she is unable to engage in any   letter from a physician on the physician's letterhead stating that
substantial gainful activity by reason of any      the shareholder (or, in the case of a trust, the grantor (a copy of
medically determinable physical or mental          the trust agreement identifying the grantor will be required as
impairment that can be expected to result in       well)) is permanently disabled. The letter must also indicate the
death or to be of long-continued and indefinite    date of disability.
duration.

Distribution from an IRA or 403(b) Custodial       A copy of the distribution form from the custodial firm indicating
Account                                            (i) the date of birth of the shareholder and (ii) that the shareholder is over age 70 1/2--signed by the shareholder.

Distribution from Retirement Plan                  A letter signed by the plan administrator/trustee indicating the reason for the distribution.

Excess Contributions                               A letter from the shareholder (for an IRA) or the plan
                                                   administrator/trustee on company letterhead indicating the amount of the excess and whether or not taxes have been paid.

   PMFS reserves the right to request such additional documents as it may deem appropriate.

Waiver of Contingent Deferred Sales Charge--Class C Shares

   The CDSC will be waived on redemptions from Benefit Plans holding shares through a broker for which the broker provides administrative or recordkeeping services.

Conversion Feature--Class B Shares

   Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

   Since each Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (Eligible Shares) will be determined on each conversion date in accordance with the following formula:
(1) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (2) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

   For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible
Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

   Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

   For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

   The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of a Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                        SHAREHOLDER INVESTMENT ACCOUNT


   Upon the initial purchase of Fund shares, a Shareholder Investment Account (Account) is established for each investor under which a record of the shares held is maintained by the transfer agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. Each Fund makes available to shareholders the following privileges and plans.

Automatic Reinvestment of Dividends and Distributions

   For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Funds. An investor may direct the transfer agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at NAV by returning the check or the proceeds to the transfer agent within 30 days after the payment date. Such investment will be made at the NAV per share next determined after receipt of the check or proceeds by the transfer agent. Such shareholder will receive credit for any CDSC paid in connection with the amount of proceeds being reinvested.

Exchange Privilege


   Each Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of the other mutual funds that the Trust offers and other JennisonDryden or Strategic Partners mutual funds, including Special Money Market Fund, Inc. (Money Fund), subject in each case to the minimum investment requirements of such funds. Shares of such other JennisonDryden or Strategic Partners mutual funds may also be exchanged for shares of each Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. For retirement and group plans offering only certain of the JennisonDryden and Strategic Partners mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.



   It is contemplated that the exchange privilege may be applicable to new JennisonDryden and Strategic Partners mutual funds whose shares may be distributed by the Distributor.


   In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the transfer agent and hold shares in non-certificate form. Thereafter, you may call the mutual fund whose shares you wish to exchange at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m. New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.


   If you hold shares through Wachovia Securities, you must exchange your shares by contacting your Wachovia Securities financial adviser.


   If you hold certificates, the certificates must be returned in order for the shares to be exchanged.

   You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19101.

   In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.


   Class A. Shareholders of a Fund may exchange their Class A shares for Class A shares of other JennisonDryden or Strategic Partners mutual funds, and shares of Money Fund. No fee or sales load will be imposed upon the exchange. Shareholders of Money Fund who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the JennisonDryden or Strategic Partners mutual funds.



   Class B and Class C. Shareholders of a Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of other JennisonDryden or Strategic Partners mutual funds and shares of Money Fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.


   Class B and Class C shares of a Fund may also be exchanged for shares of Money Fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in Money Fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into a Fund from Money Fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into Money Fund prior to the last day of the month (and are held in Money Fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven-year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

   At any time after acquiring shares of other Strategic Partners mutual funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of a Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.


   Class Z. Class Z shares may be exchanged for Class Z shares of other JennisonDryden or Strategic Partners mutual funds.


Dollar Cost Averaging

   Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.




   Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averaged around $24,728 at a private college and around $9,663 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, the cost of one year at a private college could reach $45,463 and over $17,765 at a public university in ten years./1/



   The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals./2/



            Period of
            Monthly Investments: $100,000 $150,000 $200,000 $250,000
            -------------------- -------- -------- -------- --------
                  25 Years......  $  105   $  158   $  210   $  263
                  20 Years......     170      255      340      424
                  15 Years......     289      433      578      722
                  10 Years......     547      820    1,093    1,366
                   5 Years......   1,361    2,041    2,721    3,402



   See "Automatic Investment Plan"

----------

/1/ Source: The College Board Trends in College Pricing 2002. Average costs include tuition, fees, room and board for the 2002-2003 academic year.


/2/ The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of a Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


Automatic Investment Plan (AIP)

   Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of a Fund monthly by authorizing his or her bank account or brokerage account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automated Clearing House System. Share certificates are not issued to AIP participants.

   Further information about this program and an application form can be obtained from the transfer agent, the Distributor or your broker.

Systematic Withdrawal Plan


   A systematic withdrawal plan is available to shareholders through the transfer agent, the Distributor or your broker. Such Systematic Withdrawal Plan provides for monthly or quarterly redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Systematic withdrawals of Class B or Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.


   In the case of shares held through the transfer agent, the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan.

   The transfer agent, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

   Systematic withdrawals should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.


   Furthermore, each systematic withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, systematic withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to
(1) the purchase of Class A shares and (2) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.


Tax-Deferred Retirement Accounts


   Individual Retirement Accounts. An IRA permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 35% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.


                           Tax-Deferred Compounding1


               Contributions   Personal      Personal
                Made Over:   Savings (35%) Savings (15%)   IRA
                ----------   ------------- ------------- --------
                 10 years      $ 26,712      $ 29,235    $ 31,291
                 15 years        46,091        52,856      58,649
                 20 years        71,060        85,678      98,846
                 25 years       103,232       131,283     157,909
                 30 years       144,685       194,651     244,692

----------

1The chart is for illustrative purposes only and does not represent the performance of a Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA will be subject to tax when withdrawn from the account. Distributions from a Roth IRA that meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account. The chart also illustrates earnings in a personal savings account, assuming that the earnings are eligible for the current lower dividend and capital gain tax rate and that this lower rate (currently set to expire after 2008) is made permanent.


                                NET ASSET VALUE

   Each Fund's NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. Each Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. A Fund may not compute its NAV on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not materially affect its NAV. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

   Under the 1940 Act, the Board is responsible for determining in good faith the fair value of securities of each Fund. In accordance with procedures adopted by the Board, the value of investments listed on a securities exchange (other than options on stock and stock indexes) are valued at the last sale price on such exchange on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included on the Nasdaq market are valued at the Nasdaq official closing price
(NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Nasdaq market securities for which there was no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation, or the last bid price in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by an Adviser in consultation with the Manager to be over-the-counter, are valued by an independent pricing agent or more than one principal market maker (if available, otherwise by a principal market maker or a primary market dealer). Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by an Adviser in consultation with the Manager to be over-the-counter, are valued by an independent pricing agent or at the mean between the last reported bid and asked prices (or at the last bid price in the absence of an asked price) provided by more than one principal market maker (if available, otherwise by a principal market maker or a primary market dealer). Options on stock and stock indexes traded on an exchange are valued at the last sale price on such exchange or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on the respective exchange or at the last bid price on such day in the absence of an asked price and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price on such day in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service, and foreign currency forward contracts are valued at the current cost of covering or offsetting such contracts calculated on the day of valuation. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by an Adviser under procedures established by and under the general supervision of the Board.


   Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the applicable Adviser or the Manager (or Valuation Committee or Board), does not represent fair value, (Fair Value Securities) are valued by the Valuation Committee or Board in consultation with the Manager and Adviser, including, as applicable, their portfolio managers, traders, research and credit analysts and legal compliance personnel on the basis of the following factors: nature of any restrictions on disposition of the securities, assessment of the general liquidity/illiquidity of the securities, the issuer's financial condition and the market in which it does business, cost of the investment, transactions in comparable securities, the size of the holding and the capitalization of the issuer, the prices of any recent transactions or bids/offers for such securities or any comparable securities, any available analyst, media or other report or information deemed reliable by the Manager or Advisers regarding the issuer or the markets or industry in which it operates; other analytical data; and consistency with valuation of similar securities held by other JennisonDryden or Strategic Partners mutual funds, and such other factors as may be determined by the Advisers, Manager, Board or Valuation Committee to materially affect the value of security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded or for which exchange rates are disrupted; securities affected by significant events; and securities that the Adviser or Manager believe were priced incorrectly. A "significant event" (which includes, but is not limited to, an extraordinary political or market event) is an event that the Adviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of a Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation. On a day that the Manager may determine that one or more of a Fund's portfolio securities constitute Fair Value Securities, the Manager may determine the fair value of these securities without the supervision of the Valuation Committee if the fair valuation of all such securities results in a change of less than $0.01 to the Fund's NAV and the Manager presents these valuations to the Board for its ratification. Debt investments are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless such valuation, in the judgment of the Adviser or Manager does not represent fair value. Debt securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or more than one principal market maker (if available otherwise a primary market dealer).

   Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares because Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, that will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                      TAXES, DIVIDENDS AND DISTRIBUTIONS


   Each Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Code. This relieves a Fund (but not its shareholders) from paying federal income tax on income and capital gains that are distributed to shareholders, and permits net capital gains of the Fund (that is, the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of its shareholders, regardless of how long shareholders have held their shares in the Fund. Net capital gains of a Fund that are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of the Fund. For federal income tax purposes, the Focused Growth Fund has a capital loss carryforward as of February 29, 2004 of approximately $184,297,000, of which $26,355,000 expires in 2009, $87,881,000 expires in
2010, $54,267,000 expires in 2011 and $15,794,000 expires in 2012. The New Era
Growth Fund, as of February 29, 2004, has a capital loss carryforward of approximately $128,151,000 of which $51,048,000 expires in 2010 and $77,103,000 of which expires in 2011. The Focused Value Fund, as of February 29, 2004, has a capital loss carryforward of approximately $29,733,000, of which $1,294,000 expires in 2010, $12,189,000 expires in 2011 and $16,250,000 expires in 2012.
The Mid-Cap Value Fund, as of February 29, 2004, has a capital loss carryforward of approximately $7,973,000 which expires in 2011. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such capital loss carryforward.


   Qualification of a Fund as a regulated investment company requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from interest, dividends, payments with respect to certain securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (1) at least 50% of the value of the Fund's assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not more than 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies); and (3) the Fund distribute to its shareholders at least 90% of its net investment income and net short-term capital gains (that is, the excess of net short-term capital gains over net long-term capital losses) in each year.

   In addition, each Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. Each Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the 12 months ending on October 31 of such calendar year. Further, each Fund must distribute during the calendar year all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior calendar year, respectively. To the extent it does not meet these distribution requirements, a Fund will be subject to a nondeductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed.


   Gains or losses on sales of securities by a Fund generally will be treated as long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call, or otherwise holds an offsetting position with respect to the securities. Long term capital gains are taxed at a rate of up to 15%. Other gains or losses on the sale of securities will be short-term capital gains or losses taxable at ordinary income tax rates. Gains and losses on the sale, lapse or other termination of options on securities will be treated as capital gains or losses. If an option written by a Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of each Fund's transactions may be subject to wash sale, short sale, constructive sale, anti-conversion and straddle provisions of the Code that may, among other things, accelerate income or gain, convert long-term capital gain to short-term capital gain or ordinary income, or require the Fund to defer recognition of losses. In addition, debt securities acquired by a Fund may be subject to original issue discount and market discount rules that, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income subject to the distribution requirements referred to above. Moreover, a Fund's investment in foreign currencies or foreign currency denominated or referenced debt securities and contingent payment or inflation-indexed debt instruments also may accelerate the Fund's recognition of taxable income in excess of cash generated by such investments.

   Special rules apply to certain options on stock indexes, certain futures and foreign currency forward contracts and options thereon held by each Fund. These investments will generally constitute Section 1256 contracts and will be required to be "marked to market" for federal income tax purposes at the end of each Fund's taxable year; that is, treated as having been sold at their market value on the last business day of the Fund's fiscal year. Except with respect to certain foreign currency forward contracts, sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Any net mark-to-market gains may be subject to distribution requirements referred to above, even though a Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.

   Gain or loss on the sale, lapse or other termination of options acquired by a Fund on stock and on narrowly-based stock indexes generally will be capital gain or loss and will be long-term or short-term depending on the holding period of the option. In addition, positions that are part of a "straddle" will be subject to certain wash sale, short sale and constructive sale provisions of the Code. In the case of a straddle, a Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund. The straddle rules may also affect the characterization of Fund gains or losses as short-term or long-term (including the conversion of long-term capital gain to short-term capital gain) and may require the capitalization of certain related expenses of each Fund.

   Gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated or referenced in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or loss. Similarly, gains or losses on dispositions of debt securities denominated or referenced in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, thereby reducing each shareholder's basis in his or her Fund shares.

   Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share of a Fund on the reinvestment date.

   Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. In addition, dividends and capital gains distributions may also be subject to state and local income taxes. Therefore, prior to purchasing shares of a Fund, the investor should carefully consider the impact of dividends or capital gains distributions that are expected to be or have been announced.

   Any loss realized on a sale, redemption or exchange of shares of a Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of shares. Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

   A shareholder who acquires shares of a Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

   Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder who is a nonresident alien individual or a foreign entity (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless, in general, the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain distributions paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions that are effectively connected with a U.S. trade or business of the foreign shareholder. Foreign shareholders should consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.


   Under recently enacted legislation, certain dividends, paid by a Fund to non-corporate shareholders may be eligible for tax rates applicable to long-term capital gains (currently a maximum of 15%). Dividends received by corporate shareholders generally are eligible for a dividends-received deduction of 70% to the extent the Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Dividends attributable to foreign corporations, interest income, capital gain and currency gain, gain or loss from Section 1256 contracts (described above), distributions from the real estate investment trusts, and income from certain other sources will not constitute qualified dividends. Individual shareholders are not eligible for the dividends-received deduction.


   The per share dividends on Class B and Class C shares generally will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."


   Each Fund may, from time to time, invest in "passive foreign investment companies" (PFICs). A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or on any gain from disposition of the stock (collectively, PFIC income), plus certain interest charge, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in a Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Fund may make a "mark-to-market" election with respect to any "marketable stock" it holds of a PFIC. For this purpose, all stock in a PFIC that is owned directly or indirectly by a Fund is treated as marketable stock. For this purpose, all stock in a PFIC that is owned directly or indirectly by a Fund is trusted as marketable stock. If the election is in effect, at the end of a Fund's taxable year, the Fund will recognize the amount of gains, if any, as ordinary income with respect to PFIC stock. No ordinary loss will be recognized on the marking to market of PFIC stock, except to the extent of mark-to-market gains recognized in prior years. Alternatively, a Fund, if it meets certain requirements, may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the PFIC's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above. In order to make this election, a Fund would be required to obtain certain information from a PFIC, which, in many cases, may be difficult to do.


   Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of a Fund's assets to be invested in various countries will vary. None of the Funds expects to meet the requirements of the Internal Revenue Code for "passing-through" to its shareholders any foreign income taxes paid for foreign tax credit purposes.

   Shareholders are advised to consult their own tax advisers with respect to the federal, state and local income tax consequences resulting from their investment in a Fund.

                            PERFORMANCE INFORMATION

   Average Annual Total Return. A Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

   Average annual total return is computed according to the following formula:

                               P(1 + T)/n/ = ERV

Where: P =     hypothetical initial payment of $1000.
       T =     average annual total return.
       n =     number of years.
       ERV =     ending redeemable value of a hypothetical $1,000 payment of the 1, 5 or
                 10 year period at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

   Average annual total return takes into account any applicable initial or deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.




 Average Annual Total Return (After Taxes on Distributions and After Taxes on
                        Distributions and Redemption).

   Average annual total return (after taxes on distributions and after taxes on distributions and redemption) each takes into account any applicable initial or contingent deferred sales charges and takes into account federal income taxes that may be payable upon receiving distributions and following redemption. Federal income taxes are calculated using the highest marginal income tax rates in effect on the reinvestment date.
   Average annual total return (after taxes on distributions) is computed according to the following formula:

                             P(1+T)/n/ = ATV\\D\\

Where:        P =   a hypothetical initial payment of $1,000.
              T =   average annual total return (after taxes on distributions).
              n =   number of years.
       ATV\\D\\ =   ending value of a hypothetical $1,000 payment made at the
                    beginning of the 1-, 5- or 10-year periods at the end of the 1-,
                    5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.



   Average annual total return (after taxes on distributions and redemption) is computed according to the following formula:

                           P(1 + T) /n /= ATV\\DR\\

Where: P   =   a hypothetical initial payment of $1,000.
       T   =   average annual total return (after taxes on distributions and redemption).
       n   =   number of years.
ATV\\DR\\  =   ending value of a hypothetical $1,000 payment made at the
               beginning of the 1-, 5- or 10-year periods at the end of the 1-,
               5- or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.



   Aggregate Total Return. A Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

   Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                    ERV--P
                                     -----
                                       P

Where: P =      a hypothetical initial payment of $1000.
       ERV =     ending redeemable value of a hypothetical $1,000 payment of the 1, 5 or
                 10 year period at the end of the 1, 5 or 10 year periods (or fractional portion thereof).


   Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.




                             FINANCIAL STATEMENTS


   The Funds' financial statements for the fiscal year ended February 29, 2004, incorporated in this SAI by reference to the Trust's 2004 annual report to shareholders (File No. 811-9805), have been so incorporated in reliance on the reports of KPMG LLP, independent auditors. You may obtain a copy of the Trust's annual report at no charge by request to the Trust by calling (800) 225-1852, or by writing to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077.

                  APPENDIX I--GENERAL INVESTMENT INFORMATION

   The following terms are used in mutual fund investing.

Asset Allocation

   Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

Diversification

   Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

Duration

   Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

   Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

Market Timing

   Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

Power of Compounding

   Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

Standard Deviation

   Standard deviation is an absolute (non-relative) measure of volatility that, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

             APPENDIX II--PROXY VOTING POLICIES OF THE SUBADVISERS





                      CALAMOS ASSET MANAGEMENT INC. (CAM)



                      Description of Proxy Voting Process





   Calamos Asset Management Inc. ("CAM"), as an investment adviser to clients who have granted voting discretion, including the CAM Mutual Funds and Closed-End Funds, has adopted Proxy Voting Policies and Procedures ("Policies"). The Policies address, among other things, conflicts of interest that may arise between the interests of the Funds, and the interests of the adviser and its affiliates.



   The following is a summary of the Policies used by CAM in voting proxies.



   To assist it in voting proxies, CAM has established a Committee comprised of members of its Portfolio Management and Research Departments. The Committee and/or its members will vote proxies using the following guidelines.



   In general, if CAM believes that a company's management and board have interests sufficiently aligned with the Fund's interest, CAM will vote in favor of proposals recommended by a company's board. More specifically, CAM seeks to ensure that the board of directors of a company is sufficiently aligned with security holders' interests and provides proper oversight of the company's management. In many cases this may be best accomplished by having a majority of independent board members. Although CAM will examine board member elections on a case-by-case basis, it will generally vote for the election of directors that would result in a board comprised of a majority of independent directors.



   Because of the enormous variety and complexity of transactions that are presented to shareholders, such as mergers, acquisitions, reincorporations, adoptions of anti-take over measures (including adoption of a shareholder rights plan, requiring supermajority voting on particular issues, adoption of fair price provisions, issuance of blank check preferred stocks and the creation of a separate class of stock with unequal voting rights), changes to capital structures (including authorizing additional shares, repurchasing stock or approving a stock split), executive compensation and option plans, that occur in a variety of industries, companies and market cycles, it is extremely difficult to foresee exactly what would be in the best interests of the Fund in all circumstances. Moreover, voting on such proposals involves considerations unique to each transaction. Accordingly, CAM will vote on a case-by-case basis on proposals presenting these transactions.



   Finally, CAM has established procedures to help resolve conflicts of interests that might arise when voting proxies for the Funds. These procedures provides that the Committee, along with CAM's Legal and Compliance Departments, will examine conflicts of interests with the Fund of which CAM is aware and seek to resolve such conflicts in the best interests of the Fund, irrespective of any such conflict. If a member of the Committee has a personal conflict of interest, that member will refrain from voting and the remainder of the Committee will determine how to vote the proxy solely on the investment merits of any proposal. The Committee will then memorialize the conflict and the procedures used to address the conflict.

                      JENNISON ASSOCIATES LLC (Jennison)



                          Proxy Voting Policy Summary



   Jennison Associates LLC ("Jennison") actively manages publicly traded equity securities and fixed income securities. Jennison's policy is to ensure that all proxies are voted in the best interests of its clients and that material conflicts of interests between Jennison and its clients do not influence the voting of proxies. Proxies are voted with the primary goal of achieving the long-term maximum economic benefit for the participants and beneficiaries of client accounts. Secondary consideration is given to the public and social value of each issue. Jennison evaluates each proxy on its individual merits on a case-by-case basis. However, in general terms, Jennison typically votes with management on routine matters such as uncontested election of directors and appointment of auditors. With respect to non-routine matters such as mergers, reorganizations, and executive compensation plans the financial impact of such proposals are reviewed on a case-by-case basis. Proxies are referred to members of the Jennison Proxy Committee for individual consideration.



   In order to ensure that material conflicts of interests have not influenced Jennison's voting process, Jennison has implemented a process to identify such conflicts, document voting decisions where such conflicts are deemed to exist and to review such votes. Members of Jennison's Proxy Committee review the decisions to be made with respect to the voting of such proxies. In addition, these votes are reviewed by a committee comprised of senior business executives and regulatory personnel of Jennison and its affiliated asset management unit, Prudential Investment Management, Inc. This committee also has a role in identifying material conflicts that may affect Jennison due to Prudential's ownership of Jennison.

                                                                      July 2003



                  ALLIANCE CAPITAL MANAGEMENT L.P. (Alliance)



                   Statement of Policies and Procedures for


           Voting Proxies on Behalf of Discretionary Client Accounts



INTRODUCTION



   As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.



   This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement is applicable to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and global securities.



PROXY POLICIES



   This statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:



   Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.



   Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.



   Changes in Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

   Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.



   Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.



   Corporate Governance: Alliance Capital recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. For example, we will vote for proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and chief executive officer.



   Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.



   Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.



   Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.



PROXY VOTING PROCEDURES



Proxy Voting Committees



   Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review new types of corporate governance issues, evaluate proposals not covered by these policies and recommend how we should generally vote on such issues. In addition, the committees, in conjunction with the analyst that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Corporate Legal Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.



Conflicts of Interest



   Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, whose retirement plan we administer, or with whom we have another business or personal relationship that may affect how we vote on the issuer's proxy. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a conflict of interests, including: (i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests. For example, if our proposed vote is consistent with our stated proxy voting policy, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management's recommendation, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation, and is also consistent with the views of an independent source, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation and is contrary to the views of an independent source, the proposal is reviewed by the appropriate proxy committee for final determination.



Proxies of Certain Non-US Issuers



   Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.



Proxy Voting Records



   Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Acting General Counsel, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

                      Davis Selected Advisers, LP ("DSA")


                     Proxy Voting Policies and Procedures


                            Amended August 6, 2003



                               Table of Contents



      I.             Introduction                                                      7
      II.            Principals                                                        7
      III.           Fiduciary Duties of Care and Loyalty                              7
      IV.            Pre-Determined Voting Policies                                    8
      V.             Ensuring Proxies are Voted                                        8
      VI.            Identifying and Resolving Potential Conflicts of Interest         8
      VII.           Proxy Oversight Group                                             9
      VIII.          Shareholder Activism                                             10
      IX.            Obtaining Copies of How Proxies Were Voted                       10
      X.             Summary of Proxy Voting Policies and Procedures                  10
      XI.            Records                                                          10
      XII.           Amendments                                                       10
      Exhibit A: Davis Selected Advisers, L.P. "Pre-Determined Proxy Voting Policies" 11

                                I. Introduction



   DSA exercises a voice on behalf of its clients in matters of corporate governance through the proxy voting process. DSA takes its ownership responsibilities very seriously and believe the right to vote proxies for its clients' holdings is a significant asset of the clients. DSA exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients' investments.



   DSA acquires and holds a company's securities in the portfolios it manages in the expectation that they will be a good investment and appreciate in value. As such, DSA votes proxies with a focus on the investment implications of each issue. For each proxy vote, DSA takes into consideration its duty to clients and all other relevant facts available to DSA at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.



   DSA has established a Proxy Oversight Group, a committee of senior DSA officers, to oversee voting policies and decisions for clients. The group performs its responsibilities in accordance with proxy voting principles to ensure that DSA's voting policies reflect a thorough analysis of the issues and their potential impact on shareholder value. These principles will frame the analysis of each proxy issue and provide a basis for decision-making in all instances. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio manager for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.



                                II. Principals



   Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the Board, as well as exercising their right to grant or withhold approval for actions proposed by the Board or company management. The interests of shareholders are best served by the following principles when considering proxy proposals:



   Preserve and expand the power of shareholders in areas of corporate governance--Equity shareholders are owners of the business--company boards and management teams are ultimately accountable to them. DSA supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. DSA opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.



   Allow responsible management teams to run the business--DSA supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, DSA opposes proposals that limit management's ability to do this. DSA will generally oppose proposals that seek to place restrictions on management in order to promote political, religious or social agendas.



   Please see DSA's Pre-Determined Proxy Voting Policies for more details ("Exhibit A").



                   III. Fiduciary Duties of Care and Loyalty



   Advisers are fiduciaries. As fiduciaries, advisers must act in the best interests of their clients. Thus, when voting portfolio securities, DSA must act in the best interest of the client and not in its own interest.



   When DSA has been granted the authority to vote client proxies, DSA owes the client the duties of "care" and "loyalty":



   (1) The duty of care requires DSA to monitor corporate actions and vote client proxies if it has undertaken to do so.



   (2) The duty of loyalty requires DSA to cast the proxy votes in a manner that is consistent with the best interests of the client and not subrogate the client's interest to DSA's own interests.

                       IV. Pre-Determined Voting Policy



   Attached to these Proxy Voting Policies and Procedures is Exhibit A "Pre-Determined Voting Policies" that describe DSA's general proxy voting policies. DSA may, however, deviate from the general polices in order to accomplish a specific objective. All deviations from the stated polices shall be documented.



                         V. Ensuring Proxies are Voted



   The Chief Compliance Officer is responsible for monitoring corporate actions and voting client proxies if DSA has been assigned the right to vote the proxies.



   Scope. If a client has not authorized DSA to vote its proxies, then these Policies and Procedures shall not apply to that client's account. The scope of DSA's responsibilities with respect to voting proxies are ordinarily determined by DSA's contracts with its clients, the disclosures it has made to its clients, and the investment policies and objectives of its clients.



   Cost/Benefit Analysis DSA is NOT required to vote every proxy. There may be times when refraining from voting a proxy is in the client's best interest, such as when DSA determines that the cost of voting the proxy exceeds the expected benefit to the client. DSA shall not, however, ignore or be negligent in fulfilling the obligation it has assumed to vote client proxies.



   DSA is not expected to expend resources if it has no reasonable expectation that doing so will provide a net benefit to its clients. For example, if clients hold only a small position in a company, or if the company's shares are no longer held by DSA clients at the time of the meeting, a decision to not vote the proxies, engage management in discussions, or to sell the securities rather than fight the corporate action, may be appropriate, particularly if the issue involved would not significantly affect the value of clients' holdings.



Record of Voting



   The Chief Compliance Officer shall maintain records of how client proxies were voted. The Chief Compliance Officer shall also maintain a record of all votes which are inconsistent with Exhibit A "General Proxy Voting Policies".



         VI Identifying and Resolving Potential Conflicts of Interest



                        Potential Conflicts of Interest



   A potential conflict of interest arises when DSA has business interests that may not be consistent with the best interests of its client. In reviewing proxy issues to identify any potential material conflicts between DSA's interests and those of its clients, DSA will consider:



   (1) Whether DSA has an economic incentive to vote in a manner that is not consistent with the best interests of its clients. For example, DSA may have an economic incentive to vote in a manner that would please corporate management in the hope that doing so might lead corporate management to direct more business to DSA. Such business could include managing company retirement plans, serving as sub-adviser for funds sponsored by the company, or



   (2) Whether there are any business or personal relationships between a DSA employee and the officers or directors of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of its clients.



   Assessing Materiality. Materiality will be defined as the potential to have a significant impact on the outcome of a proxy vote.

Identifying Potential Conflicts of Interest



   The Chief Compliance Officer is responsible for identifying potential material conflicts of interest and voting the proxies in conformance with direction received from the Proxy Oversight Group. The Chief Compliance Officer shall bring novel or ambiguous issues before the Proxy Oversight Group for guidance.



Resolving Potential Conflicts of Interest



   The Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts and the Proxy Oversight Group shall exercise its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:



   (1) Votes consistent with Exhibit A "General Proxy Voting Policies" are presumed to be consistent with the best interests of clients;



   (2) DSA may disclose the conflict to the client and obtain the client's consent prior to voting the proxy.



   (3) DSA may obtain guidance from an independent third party



   (4) The potential conflict may be immaterial.



   (5) Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict:



                          VII. Proxy Oversight Group



   DSA has established a Proxy Oversight Group, a committee of senior DSA officers, to oversee voting policies and decisions for clients. The Proxy Oversight Group:



   (1) Establishes, amends, and interprets proxy voting policies and procedures;



   (2) Oversees how DSA's compliance department (which monitors corporate actions and votes client proxies in accordance with these proxy procedures) executes these duties; and



   (3) Resolves conflicts of interest identified by the Compliance Department.



Composition of the Proxy Oversight Group



   The following are the members of the Proxy Oversight Group:



   DSA's:



   (1) Proxy Analyst;



   (2) Chief Compliance Officer; and



   (3) Chief Legal Officer



   Two or more members shall constitute a quorum. Meetings may be held telephonically. A vote by a majority of the Proxy Oversight Group shall be binding. Action may be taken without a meeting by memorandum signed by two or more members.

                          VIII. Shareholder Activism



   DSA's fiduciary duties to its clients do not necessarily require DSA to become a "shareholder activist". As a practical matter, DSA will determine whether to engage in management discussion based upon its costs and expected benefits to clients.



   Prior to casting a single vote, DSA may use its influence as a large shareholder to highlight certain management practices. Consistent with its fiduciary duties, DSA may discuss with company management its views on key issues that affect shareholder value. Opening lines of communication with company management to discuss these types of issues can often prove beneficial to DSA's clients.



                IX. Obtaining Copies of How Proxies Were Voted



   DSA's clients may obtain a copy of the record of how their own proxies were voted by writing to:



       Davis Selected Advisers, L.P.


       Attn: Chief Compliance Officer


       2949 East Elvira Road, Suite 101


       Tucson, Arizona, 85706



   No party is entitled to obtain a copy of how proxies, other than their own, were voted without valid government authority.



              X. Summary of Proxy Voting Policies and Procedures



   DSA shall maintain a summary of its Proxy Voting Policies and Procedures which also describes how a client may obtain a copy of DSA's Proxy Voting Policies and Procedures. This summary shall be included in DSA's Form ADV Part II, which is delivered to all new clients.



                                  XI. Records



   DSA shall retain for the legally required periods the following records:



   (a) Copies of DSA's Proxy Voting Policies and Procedures and each amendment thereof;



   (b) Proxy statements received regarding client securities;



   (c) Records of votes DSA cast on behalf of clients;



   (d) Records of written client requests for proxy voting information and DSA's response;--and



   (e) Any documents prepared by DSA that were material to making a decision on how to vote, or that memorialized the basis of the decision.



                                XII. Amendments



   DSA's Proxy Oversight Group may amend these Proxy Policies and Procedures from time to time. Clients shall be notified of material changes.

                                   Exhibit A


                         Davis Selected Advisers, L.P.


                     Pre-Determined Proxy Voting Policies



                            Amended: August 6, 2003



   Notice: Davis Selected Advisers, L.P. ("DSA") has established the following general principals for voting proxies on behalf of its clients. While these principals shape our policies, DSA always reviews each proxy individually. As a result, there may be cases in which particular circumstances lead us to vote an individual proxy differently than otherwise stated within this document. In such exceptional cases, we will document our reasoning. Although our decisions may prove to have been incorrect in the light of future events, they will always be made with the intention of maximizing the long-term value of our clients' investment. Items not addressed within these policies will be evaluated on a case-by-case basis.



                           I. The Board of Directors



A. Voting on Director Nominees in Uncontested Elections



   As Corporate Directors are elected to represent the economic interests of shareholders, our voting on Director Nominees will be shaped by our assessment of a director's record in representing the interests of shareholders. The most important responsibility of a director is the selection, evaluation and compensation of senior management, and we pay particular attention to directors' performance in this area. Philosophically, we look for directors to construct long-term compensation plans that do not allow for senior executives to be excessively compensated if long-term returns to shareholders are poor. We prefer directors to specify the benchmarks or performance hurdles by which they are evaluating management's performance. Appropriate hurdles should include the company's performance relative to its peers and the S&P 500 as well as its cost of equity capital. We expect directors to construct plans such that incentive compensation will not be paid if performance is below these hurdles.



   Although such a philosophy does not allow for exact precision,



    . We will generally withhold votes for directors of any company that issues options representing more than two percent of the shares outstanding in a given year without a specified performance hurdle.



    . We will generally withhold votes for directors of companies that issue more than 0.67% of the shares outstanding in restricted stock without a specified performance hurdle.



    . We will generally withhold votes for any director of any company that issues a combination of options and restricted shares (converted at a three to one ratio) that together add up to more than 2% of shares outstanding.



    . We will generally withhold votes for any director of any company that has allowed stock options to be re-priced or exchanged at lower prices in the previous year.



    . We will generally vote for pulling future option grants into the present year.



   Directors also bear responsibility for the presentation of a company's financial statements and for the choice of broad accounting policies. We believe directors should favor conservative policies. Specifically,



    . We will generally withhold votes for any director of any company that does not account for employee stock options as an expense in the calculation of net income by January 2004.



    . We will generally withhold votes for any director of any company that uses unrealistic returns and assumptions in calculating a company's pension obligations, expenses or pension fund returns.



   In voting on director nominees, we will also consider the following factors:



    .  long-term corporate performance

    .  nominee's investment in the company



    . corporate governance provisions and takeover activity (discussed in Sections III and IV)



    .  director compensation



    .  number of other board seats held by nominee



    .  interlocking directorships



    .  nominee's attendance at meetings (past two years)



    .  relevant business experience



    .  ethical track record



B. Classification/Declassification of the Board



   We vote against proposals to classify the board.



   We vote for proposals to repeal classified boards and to elect all directors annually.



                          II. Executive Compensation



   We believe in pay for performance. We recognize that compensation levels must be competitive and realistic and that under a fair system exceptional managers deserve to be paid exceptionally well. Our test to determine whether or not a proposal for long-term incentive compensation is appropriate is based on the following two questions.



      1. Over the long-term, what is the minimum level of shareholder returns below which management's performance would be considered poor?



           .  Performance below that of the S&P 500.



           .  Performance below a pre-selected group of competitors.



           .  Performance below the company's cost of equity capital.



      2. Does the company's proposed incentive compensation plan (including options and restricted stock) allow for the management to receive significant incentive compensation if long-term returns to shareholders fall below the answer specified above?



   In most cases, the answer to the first question is unspecified. In virtually all cases, the answer to the second question is "yes," as most companies use non-qualified stock options and restricted stock for the bulk of their long-term compensation. These options and shares will become enormously valuable even if the shares compound at an unacceptably low rate--or actually do not go up at all but are simply volatile--over the long term. A fair system of long-term incentive compensation should include a threshold rate of performance below which incentive compensation is not earned.



   Recognizing that many companies have and will continue to issue non-qualified stock options as part of their long term incentive compensation plans, we have devolved guidelines to determine the appropriate maximum amount to be given in any one year. Our thinking on this issue is shaped by the fact that America's Ten Most Admired Companies as determined by Fortune Magazine for 2002 had an average annual option grant over the last seven years of only 1.4 percent (excluding Microsoft at 1.2 percent). As a result, we believe a large option program is not a necessary characteristic of either highly admired or high-performing companies. As a result,



    . We will generally vote against any compensation plan that grants options representing more than two percent of the shares outstanding in a given year without a specified performance hurdle.

    . We will generally vote against any compensation plan that grants more than 0.67% of the shares outstanding in restricted stock without a specified performance hurdle.



    . We will generally vote against any compensation plan that grants a combination of options and restricted shares (converted at a three to one ratio) that together add up to more than 2% of shares outstanding.



    . We will generally vote against any proposal to allow stock options to be re-priced or exchanged at lower prices.



    . We will generally vote against multi-year authorizations of shares to be used for compensation unless the company's past actions have been consistent with these policies.



    . We will generally vote in favor of shareholder proposals advocating the addition of performance criteria to long-term compensation plans.



                          III. Tender Offer Defenses



A. Poison Pills



   We will generally vote against management proposals to ratify a poison pill.



   We will generally vote for shareholder proposals to redeem a poison pill.



B. Fair Price Provisions



   We will generally vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.



   We will generally vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.



C. Greenmail



   We will generally vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.



   We review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.



D. Pale Greenmail



   We review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.



E. Unequal Voting Rights



   We will generally vote against dual class exchange offers.



   We will generally vote against dual class recapitalizations.



F. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws



   We will generally vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

   We will generally vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.



G. Supermajority Shareholder Vote Requirement to Approve Mergers



   We will generally vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.



   We will generally vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.



H. White Squire Placements



   We will generally vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.



                              IV. Proxy Contests



A. Voting for Director Nominees in Contested Elections



   Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:



    . long-term financial performance of the target company relative to its industry



    .  management's track record



    .  background to the proxy contest



    .  qualifications of director nominees (both slates)



    . evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met



    .  stock ownership positions



B. Reimburse Proxy Solicitation Expenses



   Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.



                           V. Proxy Contest Defenses



A. Board Structure: Staggered vs. Annual Elections



   We will generally vote against proposals to classify the board.



   We will generally vote for proposals to repeal classified boards and to elect all directors annually.



B. Shareholder Ability to Remove Directors



   We will generally vote against proposals that provide that directors may be removed only for cause.



   We will generally vote for proposals to restore shareholder ability to remove directors with or without cause.

   We will generally vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.



   We will generally vote for proposals that permit shareholders to elect directors to fill board vacancies.



C. Cumulative Voting



   We will generally vote against proposals to eliminate cumulative voting.



   We will generally vote for proposals to permit cumulative voting.



D. Shareholder Ability to Call Special Meetings



   We will generally vote against proposals to restrict or prohibit shareholder ability to call special meetings.



   We will generally vote for proposals that remove restrictions on the right of shareholders to act independently of management.



E. Shareholder Ability to Act by Written Consent



   We will generally vote against proposals to restrict or prohibit shareholder ability to take action by written consent.



   We will generally vote for proposals to allow or make easier shareholder action by written consent.



F. Shareholder Ability to Alter the Size of the Board



   We will generally vote for proposals that seek to fix the size of the board.



   We will generally vote against proposals that give management the ability to alter the size of the board without shareholder approval.



                                 VI. Auditors



A. Ratifying Auditors



   We will generally vote for proposals to ratify auditors, unless any of the following apply:



    . An auditor has a financial interest in or association with the company (other than to receive reasonable compensation for services rendered), and is therefore not independent



    .  Fees for non-audit services are excessive, or



    . There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.



   We vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.



   We will generally vote for shareholder proposals asking for audit firm rotation or partner rotation within an audit firm, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company. (Sarbanes-Oxley mandates that the partners on a company's audit engagement be subject to five-year term limits.)

                   VII. Miscellaneous Governance Provisions



A. Confidential Voting



   We will generally vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.



   We will generally vote for management proposals to adopt confidential voting.



B. Equal Access



   We will generally vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.



C. Bundled Proposals



   We review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, we will generally vote against the proposals. If the combined effect is positive, we will generally vote for the proposals.



D. Shareholder Advisory Committees



   We review on a case-by-case basis proposals to establish a shareholder advisory committee.



E. Stock Ownership Requirements



   We will generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board (we prefer Directors to be long-term shareholders). We oppose the awarding of stock options to directors.



F. Term of Office and Independence of Committees



   We will generally vote against shareholder proposals to limit the tenure of outside directors.



   We will generally vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.



G. Director and Officer Indemnification and Liability Protection



   Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.



   We will generally vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.



   We will generally vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

   We will generally vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.



H. Charitable Contributions



   We will generally vote against shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.



I. Age Limits



   We will generally vote against shareholder proposals to impose a mandatory retirement age for outside directors.



J. Board Size



   We will generally vote for proposals seeking to fix the board size or designate a range for the board size.



   We will generally vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.



K. Cumulative Voting



   We will generally vote against proposals to eliminate cumulative voting.



   We will generally vote for proposals to restore or permit cumulative voting.



L. Establish/Amend Nominee Qualifications



   We vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.



   We will generally vote against shareholder proposals requiring two candidates per board seat.



M. Filling Vacancies/Removal of Directors



   We will generally vote against proposals that provide that directors may be removed only for cause.



   We will generally vote for proposals to restore shareholder ability to remove directors with or without cause.



   We will generally vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.



   We will generally vote for proposals that permit shareholders to elect directors to fill board vacancies.



N. OBRA-Related Compensation Proposals



..  Amendments that Place a Cap on Annual Grant or Amend Administrative Features



   We will generally vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.



..  Amendments to Added Performance-Based Goals



   We will generally vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

..  Amendments to Increase Shares and Retain Tax Deductions Under OBRA



   Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) are evaluated on a case-by-case basis.



..  Approval of Cash or Cash-and-Stock Bonus Plans



   We will generally vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA where the compensation plans have been historically consistent with our principles described in Section II of this document.



O. Shareholder Proposals to Limit Executive and Director Pay



   We will generally vote for shareholder proposals that seek additional disclosure of executive and director pay information.



   We review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.



P. Golden and Tin Parachutes



   We will generally vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.



   We will generally review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.



Q. Employee Stock Ownership Plans (ESOPs)



   We will generally vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).



R. 401(k) Employee Benefit Plans



   We will generally vote for proposals to implement a 401(k) savings plan for employees.



S. Stock Plans in Lieu of Cash



   We review plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock on a case-by-case basis.



   We will generally vote for plans which provide a dollar-for-dollar cash for stock exchange.



   We review plans which do not provide a dollar-for-dollar cash for stock exchange on a case-by-case basis.



T. Director Retirement Plans



   We will generally vote against retirement plans for non-employee directors.



   We will generally vote for shareholder proposals to eliminate retirement plans for non-employee directors.

                         VIII. State of Incorporation



A. Voting on State Takeover Statutes



   We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).



B. Voting on Reincorporation Proposals



   Proposals to change a company's state of incorporation are examined on a case-by-case basis.



                   IX. Mergers and Corporate Restructurings



A. Mergers and Acquisitions



   Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:



    .  anticipated financial and operating benefits



    .  offer price (cost vs. premium)



    .  prospects of the combined companies



    .  how the deal was negotiated



    .  changes in corporate governance and their impact on shareholder rights



B. Corporate Restructuring



   Votes on corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.



C. Spin-offs



   Votes on spin-offs are considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.



D. Asset Sales



   Votes on asset sales are made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.



E. Liquidations



   Votes on liquidations are made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.



F. Appraisal Rights



   We will generally vote for proposals to restore, or provide shareholders with, rights of appraisal.



G. Changing Corporate Name



   We will generally vote for changing the corporate name.

                      X. Social and Environmental Issues



   In general, we abstain from voting on shareholder social and environmental proposals on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.



                             XI. Capital Structure



A. Common Stock Authorization



   We review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.



   We use quantitative criteria that measure the number of shares available for issuance after analyzing the company's industry and performance. Our first step is to determine the number of shares available for issuance (shares not outstanding and not reserved for issuance) as a percentage of the total number of authorized shares after accounting for the requested increase. Shares reserved for legitimate business purposes, such as stock splits or mergers, are subtracted from the pool of shares available. We then compare this percentage to the allowable cap developed for the company's peer group to determine if the requested increase is reasonable. Each peer group is broken down into four quartiles and within each quartile an "allowable increase" for the company is set. The top quartile performers will have the largest allowable increase.



   If the requested increase is greater than the "allowable increase" we will generally vote against the proposal.



B. Reverse Stock Splits



   We will review management proposals to implement a reverse stock split on a case-by-case basis. We will generally support a reverse stock split if management provides a reasonable justification for the split.



C. Blank Check Preferred Authorization



   We will generally vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.



   We review on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.



   We review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding we will generally vote against the requested increase. If the company does have preferred shares outstanding we will use the criteria set forth herein.



D. Shareholder Proposals Regarding Blank Check Preferred Stock



   We will generally vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.



E. Adjust Par Value of Common Stock



   We will generally vote for management proposals to reduce the par value of common stock.



F. Preemptive Rights



   We review on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

G. Debt Restructurings



   We review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. We consider the following issues:



    . Dilution--How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?



    . Change in Control--Will the transaction result in a change in control of the company?



    . Bankruptcy--Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?



   Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.



H. Share Repurchase Programs



   We will generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.



I. Dual-class Stock



   We will generally vote against proposals to create a new class of common stock with superior voting rights.



   We will generally vote for proposals to create a new class of nonvoting or subvoting common stock if:



    . It is intended for financing purposes with minimal or no dilution to current shareholders.



    . It is not designed to preserve the voting power of an insider or significant shareholder.



J. Issue Stock for Use with Rights Plan



   We will generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).



K. Preferred Stock



   We will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).



   We will generally vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).



   We will generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.



   We will generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.



   We vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

L. Recapitalization



   We vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.



M. Reverse Stock Splits



   We will generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.



   We will generally vote for management proposals to implement a reverse stock split to avoid delisting.



   Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.



N. Stock Distributions: Splits and Dividends



   We will generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.



O. Tracking Stock



   Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as a spin-off.

           SALOMON BROTHERS ASSET MANAGEMENT INC. (Salomon Brothers)



                      Summary of Proxy Voting Procedures



   Citigroup Asset Management (CAM) votes proxies for each client that has specifically authorized us to vote them in the investment management contract; vote proxies for each United States Registered Investment Company (mutual fund) for which we act as adviser or sub-adviser; and for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees.



   In voting proxies, CAM is guided by general fiduciary principles. CAM's goal is to act prudently, solely in the interest of the beneficial owners of the accounts it manages, and for the exclusive purpose of providing benefits to such persons. CAM attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will do the most to maximize shareholder value.



   Each business unit within CAM is responsible for researching and deciding proxies for the accounts that they manage. As a result of the independent investment advisory services provided by distinct business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. Certain business units may rely on an external service provider to provide them with certain information with regard to proxy votes). However, such recommendations do not relieve the adviser (business unit) of the duty to make an independent decision with regard to the proxy vote.

   FUND ASSET MANAGEMENT, L.P. doing business as Mercury Advisors (Mercury)



                     Proxy Voting Policies and Procedures



   Mercury Advisors has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund for which it acts as a subadviser. Pursuant to these Proxy Voting Procedures, Mercury's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that Mercury believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that Mercury considers the interests of its clients, including the Funds, and not the interests of Mercury, when voting proxies and that real (or perceived) material conflicts that may arise between Mercury's interest and those of its clients are properly addressed and resolved.



   In order to implement the Proxy Voting Procedures, Mercury has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of Mercury's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from Mercury's Legal department appointed by Mercury's General Counsel. The Committee's membership shall be limited to full-time employees of Mercury. No person with any investment banking, trading, retail brokerage or research responsibilities for Mercury's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with Mercury might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to Mercury and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for Mercury and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.



   The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. Mercury believes that certain proxy voting issues require investment analysis--such as approval of mergers and other significant corporate transactions--akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for Mercury on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that Mercury will generally seek to vote proxies over which it exercises voting authority in a uniform manner for all Mercury's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.



   To assist Mercury in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to Mercury by ISS include in-depth research, voting recommendations (although Mercury is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.



   Mercury's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, Mercury generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, Mercury will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

   From time to time, Mercury may be required to vote proxies in respect of an issuer where an affiliate of Mercury (each, an "Affiliate"), or a money management or other client of Mercury (each, a "Client") is involved. The Proxy Voting Procedures and Mercury's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of Mercury's clients.



   In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by Mercury's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of Mercury's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter Mercury's normal voting guidelines or, on matters where Mercury's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to Mercury on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with Mercury's fiduciary duties.



   In addition to the general principles outlined above, Mercury has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and Mercury may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.



   Mercury has adopted specific voting guidelines with respect to the following proxy issues:



    . Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.



    . Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.



    . Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

    . Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.



    . Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.



    . Routine proposals related to requests regarding the formalities of corporate meetings.



    . Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.



    . Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

                        HARRIS ASSOCIATES L.P. (Harris)



                             Proxy Voting Policies



   Harris Associates L.P. ("Harris") believes that proxy voting rights are valuable portfolio assets and an important part of our investment process, and we exercise our voting responsibilities as a fiduciary solely with the goal of serving the best interests of our clients in their capacity as shareholders of a company. As an investment manager, Harris is primarily concerned with maximizing the value of its clients' investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.



   The proxy voting guidelines below summarize Harris' position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Committee, unless the client has specifically instructed us to vote otherwise. These guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines. Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines. In such cases, the Proxy Committee will determine how the proxies will be voted.



   In determining the vote on any proposal, the Proxy Committee will consider the proposal's expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.



   Harris considers the reputation, experience and competence of a company's management when it evaluates the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. When this happens, by definition, voting with management is generally the same as voting to maximize the expected value of our investment. Accordingly, on most issues, our votes are cast in accordance with management's recommendations. This does not mean that we do not care about corporate governance. Rather, it is confirmation that our process of investing with shareholder aligned management is working. Proxy voting is not always black and white, however, and reasonable people can disagree over some matters of business judgment. When we believe management's position on a particular issue is not in the best interests of our clients, we will vote contrary to management's recommendation.



VOTING GUIDELINES



   The following guidelines are grouped according to the types of proposals generally presented to shareholders.



Board of Directors Issues



   Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.



      1. Harris will normally vote in favor of the slate of directors recommended by the issuer's board provided that a majority of the directors would be independent.



      2. Harris will normally vote in favor of proposals to require a majority of directors to be independent.

      3. Harris will normally vote in favor of proposals that audit, compensation and nominating committees consist solely of independent directors, and will vote against the election of non-independent directors who serve on those committees.



      4. Harris will normally vote in favor of proposals regarding director indemnification arrangements.



      5. Harris will normally vote against proposals advocating classified or staggered boards of directors.



      6. Harris will normally vote in favor of cumulative voting for directors.



Auditors



   Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.



      1. Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.



      2. Harris will normally vote against proposals to prohibit or limit fees paid to auditors for all non-audit services, subject to the above.



      3. Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for general management consulting services other than auditing, financial statement preparation and controls, and tax-related services.



Equity Based Compensation Plans



   Harris believes that appropriately designed equity-based compensation plans approved by shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards or have inherently objectionable structural features.



      1. Harris will normally vote against such plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.



      2. Harris will normally vote in favor of plans where total potential dilution (including all equity-based plans) does not exceed 15% of shares outstanding.



      3. Harris will normally vote in favor of proposals to require expensing of options.



      4. Harris will normally vote against proposals to permit repricing of underwater options.



      5. Harris will normally vote against proposals to require that all option plans have a performance-based strike price or performance-based vesting.



      6. Harris will normally vote against shareholder proposals that seek to limit directors' compensation to common stock.



      7. Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.

Corporate Structure and Shareholder Rights



   Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.



      1. Harris will normally vote in favor of proposals to increase authorized shares.



      2. Harris will normally vote in favor of proposals to authorize the repurchase of shares.



      3. Harris will normally vote against proposals creating or expanding supermajority voting rights.



      4. Harris will normally vote against the issuance of poison pill preferred shares.



      5. Harris will normally vote in favor of proposals for stock splits and reverse stock splits.



      6. Harris will normally vote against proposals to authorize different classes of stock with different voting rights.



Routine Corporate Matters



   Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters.



Social Responsibility Issues



   Harris believes that matters related to a company's day-to-day business operations are primarily the responsibility of management and should be reviewed and supervised solely by the company's board of directors. Harris is focused on maximizing long-term shareholder value and will typically vote against shareholder proposals requesting that a company disclose or amend certain business practices unless we believe a proposal would have a substantial positive economic impact on the company.



VOTING SHARES OF FOREIGN ISSUERS



   Because foreign issuers are incorporated under the laws of countries outside the United States, protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate.



   In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates ("share blocking"). Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions. However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.



CONFLICTS OF INTEREST



   The Proxy Committee, in consultation with the Legal and Compliance Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer; (ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (e.g., an employee group for which Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Harris executive has an immediate family member who serves as a director of a company). Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy Committee. In addition, if any member of the Proxy Committee has a conflict of interest, he will recuse himself from any consideration of the matter, and an alternate member of the committee will act in his place.



   Harris is committed to resolving any such conflicts in its clients' collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise. When there are proxy voting proposals that give rise to a conflict of interest and are not addressed by the Guidelines, Harris will vote in accordance with the guidance of Institutional Shareholder Services ("ISS"). If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, the Proxy Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in The Oakmark Family of Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris' General Counsel, Director of Compliance and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.



VOTING PROCEDURES



   The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility.



   Proxy Voting Committee. The Proxy Voting Committee (the "Committee") is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures. The Committee consists of three investment professionals including one domestic portfolio manager, one domestic research analyst, and one international research analyst. Committee members serve for three years with members replaced on a rotating basis. New Committee members are nominated by the Committee and confirmed by Harris' Chief Executive Officer. The Committee also has two alternate members (one domestic analyst and one international analyst) either of whom may serve in the absence of a regular member of the Committee.



   Proxy Administrator. The Proxy Administrator is an employee of Harris reporting to the Director of Compliance and is responsible for ensuring that all votes are cast and that all necessary records are maintained reflecting such voting.



   Proxy Voting Services. Harris has engaged two independent proxy voting services to assist in the voting of proxies. These proxy voting services provide the firm with information concerning shareholder meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations.



   Voting Decisions. As described in the Proxy Voting Policy, the Firm has established proxy voting guidelines on various issues. We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Committee. The Proxy Administrator is responsible for forwarding proxy proposals to the Firm's research analyst who follows the company. If the analyst believes the proxy should be voted in accordance with the guidelines, he initials the proposal and returns it to the Proxy Administrator. If the analyst believes the proxy should be voted contrary to the guidelines or if the guidelines do not address the issue presented, he submits the proposal and his recommended vote to the Proxy Committee which reviews the proposal and the analyst's recommendation and makes a voting decision by majority vote. That decision is reflected on a form initialed by the analyst and a majority of the Proxy Committee and returned to the Proxy Administrator.



   In the case of securities that are not on the firm's Approved Lists of domestic, international or small cap securities approved for purchase in managed accounts, the Proxy Administrator will vote all shares in accordance with the firm's guidelines or, if the guidelines do not address the particular issue, in accordance with Institutional Shareholder Services' guidance.

   In the case of a conflict of interest (as described in the Proxy Voting Policy), the Proxy Administrator will vote in accordance with the procedures set forth in the Conflict of Interest provisions described in the Policy.



   Voting Ballots. For shares held in The Oakmark Family of Funds, the Proxy Administrator sends a holdings file to the applicable proxy voting service reflecting the holdings in the Funds. The proxy voting service is responsible for reconciling this information with the information it receives from the Funds' custodian and bringing any discrepancies to the attention of the Proxy Administrator. The Proxy Administrator works with the proxy voting service and the Funds' custodian to resolve any discrepancies to ensure that all shares entitled to vote will be voted. For shares held in all other client accounts, the Proxy Administrator downloads electronic files from the applicable proxy voting service that contain information regarding company meetings and proxy proposals and the accounts and shares of record held by Harris clients. The Proxy Administrator reconciles this information with the firm's own records in order to ensure that all shares entitled to vote will be voted.



   The Proxy Administrator casts votes electronically through the proxy voting services. Any votes that cannot be cast through either system are voted online by the Proxy Administrator using proxyvote.com and then input to the proxy voting service system for recordkeeping and reporting.



   Recordkeeping and Reporting. Harris will maintain records of proxy voting proposals received, records of votes cast on behalf of clients, and any documentation material to a proxy voting decision as required by law. Upon request, or on an annual basis for ERISA accounts, Harris will provide clients with the proxy voting record for that client's account. Beginning in August 2004, on an annual basis, Harris will make available the voting record for The Oakmark Funds for the previous one-year period ended June 30/th/.

                                    PART C

                               OTHER INFORMATION


Item 22. Exhibits.


   (a) (1) Agreement and Declaration of Trust./(1)/

       (2) Certificate of Trust./(1)/

       (3) Amendment to Certificate of Trust dated September 4, 2001./(2)/

   (b) By-laws./(3)/

   (c) In response to this item, Registrant incorporates by reference the following provisions of its Agreement and Declaration of Trust and By-Laws, filed herewith as Exhibit (a)(3) and Exhibit (b), respectively, defining the rights of Registrant's shareholders: Articles III and V of the Agreement and Declaration of Trust and Article III of the By-Laws.


   (d) (1) Management Agreement between Registrant and Prudential Investments, LLC (PI) with respect to Strategic Partners Focused Growth Fund (the Focused Growth Fund).*


       (2) Sub-Management Agreement between PI and Prudential Investments Management, Inc. (formerly The Prudential Investment Corporation) (PIM) with respect to the Focused Growth Fund./(5)/

       (3) Subadvisory Agreement between PIM and Jennison Associates LLC (Jennison) with respect to the Focused Growth Fund./(4)/

       (4) Subadvisory Agreement between PI and Alliance Capital Management, L.P. (Alliance) with respect to the Focused Growth Fund./(4)/

       (5) Management Agreement between Registrant and PI with respect to Strategic Partners New Era Growth Fund (the New Era Growth Fund)./(4)/


       (6) Form of Subadvisory Agreement between PI and Calamos Asset Management, Inc. (Calamos) with respect to the New Era Growth Fund/(12)/


       (7) Subadvisory Agreement between PI and Jennison with respect to the New Era Growth Fund./(6)/

       (8) Management Agreement between Registrant and PI with respect to Strategic Partners Focused Value Fund (the Focused Value Fund)./(4)/

       (9) Subadvisory Agreement between PI and Davis Selected Advisers LP (Davis Advisers) with respect to the Focused Value Fund./(4)/

       (10) Subadvisory Agreement between PI and Salomon Brothers Asset Management Inc. (Salomon Brothers) with respect to the Focused Value Fund./(4)/

       (11) Management Agreement between Registrant and PI with respect to the Strategic Partners Mid-Cap Value Fund (Mid-Cap Value Fund), the Strategic Partners Market Opportunity Fund (the Market Opportunity Fund) and future series of Registrant./(11)/

       (12) Form of Subadvisory Agreement between PI and Fund Asset Management, L.P. d/b/a Mercury Advisors (Mercury) with respect to the Mid-Cap Value Fund./(11)/

       (13) Subadvisory Agreement between PI and Harris Associates L.P. (Harris) with respect to the Mid-Cap Value Fund./(11)/


       (14) Form of Management Agreement between Registrant and PI with respect to the New Era Growth Fund./(12)/


   (e) (1) Distribution Agreement with Prudential Investment Management Services LLC (PIMS)./(4)/

       (2) Form of Dealer Agreement./(3)/

   (f) Not applicable.


   (g) Custodian Contract between Registrant and The Bank of New York (BONY) dated November 7, 2002./(12)/

   (h) (1) Transfer Agency and Service Agreement between Registrant and Prudential Mutual Fund Services LLC./(3)/


       (2) Amendment to Transfer Agency and Service Agreement dated September 4, 2002./(12)/


   (i) Opinion of counsel./(11)/


   (j) Consent of independent auditors.*


   (k) Not applicable.

   (l) Not applicable.

  (m) (1) Distribution and Service Plan for Class A shares of Registrant dated February 26, 2002/(11)/

       (2) Distribution and Service Plan for Class B shares of Registrant dated February 26, 2002./(11)/

       (3) Distribution and Service Plan for Class C shares of Registrant dated February 26, 2002./(11)/


   (n) Amended and Restated Rule 18f-3 Plan dated July 25, 2003.*



   (p) (1) Registrant Code of Ethics, dated February 24, 2004.*



       (2) PI, PIM and PIMS Code of Ethics dated February 24, 2004.*


       (3) Alliance Code of Ethics dated January 2001./(11)/


       (4) Jennison Code of Ethics dated March 22, 2004.*



       (5) Calamos Code of Ethics dated March 19, 2003./(12)/


       (6) Davis Advisers Code of Ethics./(10)/

       (7) Salomon Brothers Code of Ethics./(10)/

       (8) Mercury Code of Ethics./(2)/

       (9) Harris Code of Ethics./(2)/


   (q) (1) Powers of attorney dated August 1, 2003.*



       (2) Power of attorney dated August 1, 2003.*

----------

*  Filed herewith.
/(1) /Incorporated by reference to Registrant's registration statement on Form
     N-1A filed on February 1, 2000 (File No. 333-95849).
/(2) /Incorporated by reference to post-effective amendment no. 7 to Registrant's registration statement on Form N-1A filed on February 20, 2002 (file No. 333-95849).
/(3) /Incorporated by reference to pre-effective amendment no. 1 to Registrant's registration statement on Form N-1A filed on March 27, 2000 (File No. 333-95849).
/(4) /Incorporated by reference to post-effective amendment no. 6 to Registrant's registration statement on Form N-1A filed on April 27, 2001 (File No. 333-95849).
/(5) /Incorporated by reference to post-effective amendment no. 1 to Registrant's registration statement on Form N-1A filed on July 21, 2000 (File No. 333-95849).
/(6) /Incorporated by reference to post-effective amendment no. 3 to Registrant's registration statement on Form N-1A filed on October 6, 2000 (File No. 333-95849).
/(7) /Incorporated by reference to post-effective amendment no. 4 to Registrant's registration statement on Form N-1A filed on November 30, 2000 (File No. 333-95849).
/(8) /Incorporated by reference to Exhibit (g)(3) to post-effective amendment no. 23 to the registration statement on Form N-1A of Prudential Natural Resources, Inc. filed on July 31, 2001 (File No. 33-15166).
/(9) /Incorporated by reference to Exhibit (p)(2) to post-effective amendment no. 7 to the registration statement on Form N-1A of Strategic Partners Style Specific Funds filed on October 1, 2001 (File No. 333-82621).
/(10) /Incorporated by reference to post-effective amendment no. 5 to Registrant's registration statement on Form N-1A filed on December 15, 2000 (File No. 333-95849).
/(11) /Incorporated by reference to post-effective amendment no. 8 to Registrant's registration statement on Form N-1A filed April 24, 2002.

/(12)/ Incorporated by reference to post-effective amendment no. 9 to Registrant's registration statement on Form N-1A filed April 30, 2003.

Item 23. Persons Controlled by or under Common Control with Registrant.


   None.


Item 24. Indemnification.


   As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and pursuant to Del. Code Ann. title 12 sec. 3817, a Delaware business trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article VII, Section 2 of the Agreement and Declaration of Trust (Exhibit a(1) to this registration statement) states that
(1) Registrant shall indemnify any present trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee, officer or both, and against any amount incurred in settlement thereof and (2) all persons extending credit to, contracting with or having any claim against Registrant shall look only to the assets of the appropriate Series (or if no Series has yet been established, only to the assets of Registrant). Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively "disabling conduct"). In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Agreement and Declaration of Trust, that the officer or trustee did not engage in disabling conduct. In addition, Article XI of Registrant's By-Laws (Exhibit b to this registration statement) provides that any trustee, officer, employee or other agent of Registrant shall be indemnified by Registrant against all liabilities and expenses subject to certain limitations and exceptions contained in Article XI of the By-Laws. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit e to this registration statement), the Distributor of Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

   Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the Securities Act), may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission (the SEC) such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against Registrant by such Trustee, officer or controlling person in connection with the shares being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

   Registrant will purchase an insurance policy insuring its officers and Trustees against liabilities, and certain costs of defending claims against such officers and Trustees, to the extent such officers and Trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures Registrant against the cost of indemnification payments to officers and Trustees under certain circumstances.

   Section 8 of each Management Agreement (Exhibits d(1), (d)(5), (d)(8) and d(11) to this registration statement), Section 4 of the Sub-Management Agreement (Exhibit d(2) to this registration statement) and Section 4 of each Subadvisory Agreement (Exhibits d(3), d(4), d(6), d(7), d(9), d(10), d(12) and d(13) to this registration statement) limit the liability of PI, PIM, Jennison, Alliance, Calamos, Davis Advisers, Salomon Brothers, Mercury and Harris, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

   Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the SEC under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

   Under Section 17(h) of the 1940 Act, it is the position of the staff of the SEC that if there is neither a court determination on the merits that the defendant is not liable nor a court determination that the defendant was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of one's office, no indemnification will be permitted unless an independent legal counsel (not including a counsel who does work for either Registrant, its investment adviser, its principal underwriter or persons affiliated with these persons) determines, based upon a review of the facts, that the person in question was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

   Under its Agreement and Declaration of Trust, Registrant may advance funds to provide for indemnification. Pursuant to the SEC staff's position on Section 17(h), advances will be limited in the following respect:

    (1)Any advances must be limited to amounts used, or to be used, for the preparation and/or presentation of a defense to the action (including cost connected with preparation of a settlement);

    (2)Any advances must be accompanied by a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from Registrant by reason of indemnification;

    (3)Such promise must be secured by a surety bond or other suitable insurance; and

    (4)Such surety bond or other insurance must be paid for by the recipient of such advance.


Item 25. Business and Other Connections of Investment Adviser.


   (a) PI

   See "How the [Trust/Fund] is Managed--Manager" in each prospectus constituting Part A of this registration statement and "Investment Advisory and Other Services" in each statement of additional information (SAI) constituting Part B of this registration statement.

   The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the SEC, the text of which is hereby incorporated by reference (File No. 801-31104).

   The business and other connections of PI's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077.


Name and Address  Position with PI                                 Principal Occupations
----------------  ----------------                                 ---------------------
Robert F. Gunia   Executive Vice President Executive Vice President, and Chief Administrative Officer, PI; Vice
                  and Chief Administrative   President, Prudential; President, PIMS; Executive Vice President,
                  Officer                    Chief Administrative Officer and Director of American Skandia
                                             Investment Services, Inc.; Executive Vice President and Director
                                             of American Skandia Fund Services, Inc.; Executive Vice
                                             President, Chief Administrative Officer and Director of American
                                             Skandia Advisory Services, Inc.

William V. Healey Executive Vice President Executive Vice President, and Chief Legal Officer, PI; Vice President
                  and Chief Legal Officer    and Associate General Counsel, Prudential; Senior Vice
                                             President, Chief Legal Officer and Secretary, PIMS; Executive
                                             Vice President and Chief Legal Officer of American Skandia
                                             Investment Services, Inc., Executive Vice President and Chief
                                             Legal Officer of American Skandia Fund Services, Inc.; Executive
                                             Vice President and Chief Legal Officer of American Skandia
                                             Advisory Services, Inc.

Keithe L. Kinne   Executive Vice President Executive Vice President, PI; Executive Vice President and Director
                                             of American Skandia Investment Services, Inc. and Executive
                                             Vice President and Director of American Skandia Advisory
                                             Services, Inc.

Kevin B. Osborn   Executive Vice President Executive Vice President, PI; Executive Vice President and Director
                                             of American Skandia Investment Services, Inc. and Executive
                                             Vice President and Director of American Skandia Advisory
                                             Services, Inc.

Stephen Pelletier Executive Vice President Executive Vice President, PI

Name and Address  Position with PI                                    Principal Occupations
----------------  ----------------                                    ---------------------

Judy A. Rice      Officer in Charge,          Officer-in-Charge, President, Chief Executive Officer and Chief
                  President, Chief Executive    Operating Officer; Officer-in-Charge, Director, President, Chief
                  Officer and Chief             Executive Officer and Chief Operating Officer of American
                  Operating Officer             Skandia Investment Services, Inc., Officer-in-Charge, Director,
                                                President and Chief Executive Officer of American Skandia Fund
                                                Services, Inc.; Officer-in-Charge, Director, President, Chief
                                                Executive Officer and Chief Operating Officer of American
                                                Skandia Advisory Services, Inc.

Philip N. Russo   Executive Vice President,   Executive Vice President, Chief Executive Officer and Treasurer, PI;
                  Chief Financial Officer and   Director of Jennison Associates, LLC; Executive Vice President
                  Treasurer                     and Director of American Skandia Investment Services, Inc. and
                                                Executive Vice President and Director of American Skandia
                                                Advisory Services, Inc.

Lynn M. Waldvogel Executive Vice President    Executive Vice President, PI; Chief Financial Officer and Director of
                                                American Skandia Fund Services, Inc.; Executive Vice President,
                                                Chief Financial Officer and Director of American Skandia
                                                Advisory Services, Inc.


   (b) PIM


   See "How the Trust is Managed--Sub-Manager" in the prospectus of the Focused Growth, New Era Growth, Focused Value and Mid-Cap Value Funds included as part of Part A of this registration statement and "Investment Advisory and Other Services" in the SAIs for these Funds included as part of Part B of this registration statement.


   The business and other connections of PIM's directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102.


Name and Address        Position with PIM                                Principal Occupations
----------------        -----------------                                ---------------------
Matthew J. Chanin       Director and Senior Vice  Director and President of Prudential Equity Investors, Inc.;
Gateway Center Four     President                   Chairman, Director and President of Prudential Private
Newark, NJ 07102                                    Placement Investors, Inc.

Dennis M. Kass          Director and Vice         Chairman, CEO and Director of Jennison Associates LLC; Director
466 Lexington Avenue    President                   of Prudential Trust Company
18th Floor
New York, NY 10017

Philip N. Russo         Director                  Director of Jennison Associates, LLC; Executive Vice President,
                                                    Chief Financial Officer and Treasurer, PI

John R. Strangfeld, Jr. Chairman and Director     Vice Chairman of Prudential Financial, Inc. (Prudential); Chairman,
                                                    Director and CEO of Prudential Securities Group; Director and
                                                    President of Prudential Asset Management Holding Company;
                                                    Director of Jennison Associates LLC; Executive Vice President
                                                    of The Prudential Insurance Company of America

James J. Sullivan       Director, Vice President  Chairman, Director, President and CEO of Prudential Trust
                        and Managing Director       Company; Director and President of The Prudential Asset
                                                    Management Company, Inc.

Bernard B. Winograd     Director, President & CEO Senior Vice President of Prudential; Director of Jennison
                                                    Associates, LLC; Director and Vice President of Prudential Asset
                                                    Management Holding Company


   (c) Jennison

   See "How the Trust is Managed--Investment Advisers" in the prospectus of the Focused Growth, New Era Growth and Focused Value Funds, included as part of Part A of this registration statement and "Investment Advisory and Other Services" in the SAI of these Funds, included as part of Part B of this registration statement.

   The business and other connections of Jennison's directors and executive officers are listed in its Form ADV as currently on file with the SEC (File No. 801-5608), the relevant text of which is hereby incorporated by reference.

   (d) Calamos

   See "How the Trust is Managed--Investment Advisers" in the prospectus of the Focused Growth, New Era Growth and Focused Value Funds, included as part of Part A of this registration statement and "Investment Advisory and Other Services" in the SAI of these Funds, included as part of Part B of this registration statement.

   The business and other connections of the directors and executive officers of Calamos are listed in its Form ADV as currently on file with the SEC (File No. 801-29688), the relevant text of which is hereby incorporated by reference.

   (e) Alliance

   See "How the Trust is Managed--Investment Advisers" in the prospectus of the Focused Growth, New Era Growth and Funds, included as part of Part A of this registration statement, and "Investment Advisory and Other Services" in the SAI of these Funds, included as part of Part B of this registration statement.

   The business and other connections of the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance, are listed in its Form ADV as currently on file with the SEC (File No. 801-32361), the relevant text of which is hereby incorporated by reference.

   (f) Davis Advisers

   See "How the Trust is Managed--Investment Advisers" in the prospectus of the Focused Growth, New Era Growth and Focused Value Funds, included as part of Part A of this registration statement, and "Investment Advisory and Other Services" in the SAI of these Funds, included as part of Part B of this registration statement.

   The business and other connections of the directors and executive officers of Davis Advisers are listed in its Form ADV as currently on file with the SEC (File No. 801-31648), the relevant text of which is hereby incorporated by reference.

   (g) Salomon Brothers

   See "How the Trust is Managed--Investment Advisers" in the prospectus of the Focused Growth, New Era Growth and Focused Value Funds, included as part of Part A of this registration statement, and "Investment Advisory and Other Services" in the SAI of the Focused Value Fund, included as part of Part B of this registration statement.

   The business and other connections of the directors and executive officers of Salomon Brothers are listed in its Form ADV as currently on file with the SEC (File No. 801-32046), the relevant text of which is hereby incorporated by reference.

   (h) Mercury

   See "How the Fund is Managed--Investment Advisers" in the prospectus of the Mid-Cap Value Fund, included as part of Part A of this registration statement, and "Investment Advisory and Other Services" in the SAI of this Fund, included as part of Part B of this registration statement.

   The business and other connections of the directors and executive officers of Fund Asset Management, L.P. are listed in its Form ADV as currently on file with the SEC (File No. 801-12485), the relevant text of which is hereby incorporated by reference.

   (i) Harris

   See "How the Trust is Managed--Investment Advisers" in the prospectus of the Mid-Cap Value Fund, included as part of Part A of this registration statement, and "Investment Advisory and Other Services" in the SAI of this Fund, included as part of Part B of this registration statement.

   The business and other connections of the directors and executive officers of Harris are listed in its Form ADV as currently on file with the SEC (File No. 801-50333), the relevant text of which is hereby incorporated by reference.

Item 26. Principal Underwriters.


   (a) PIMS




   PIMS is distributor for American Skandia Trust, Cash Accumulation Trust, COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Equity Fund, Inc., Prudential's Gibraltar Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Securities Fund, Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Small-Cap Core Equity Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Prudential Series Fund, Inc. and The Target Portfolio Trust.


   PIMS is also distributor of the following unit investment trusts: Separate
Accounts: The Prudential Variable Contract Account -2, The Prudential Variable Contract Account -10, The Prudential Variable Contract Account -11, The Prudential Variable Contract Account -24, The Prudential Variable Contract Account GI -2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

   (b) Information concerning the directors and officers of PIMS is set forth below.


                            Positions and Offices      Positions and
Name/(1)/                   with Underwriter           Offices with Registrant
---------                   ---------------------      -----------------------
Edward P. Baird............ Executive Vice President   None
  213 Washington Street
  Newark, NJ 07102

C. Edward Chaplin.......... Vice President and         None
  751 Broad Street          Treasurer
  Newark, NJ 07102

Kenneth J. Schindler....... Senior Vice President and  None
                            Chief Compliance Officer

Robert F. Gunia............ President                  Vice President and Trustee

William V. Healey.......... Senior Vice President,     None
                            Secretary and Chief Legal
                            Officer

Michael J. McQuade......... Senior Vice President and  None
                            Chief Financial Officer

David R. Odenath........... Executive Vice President   None

Stephen Pelletier.......... Executive Vice President   None

Scott G. Sleyster.......... Executive Vice President   None
  71 Hanover Road
  Florham Park, NJ 07932

Bernard B. Winograd........ Executive Vice President   None

----------
   (1)The address of each person named is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, unless otherwise indicated.

   (c) Registrant has no principal underwriter who is not an affiliated person of Registrant.

Item 27. Location of Accounts and Records.



   All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of The Bank of New York (BONY), One Wall Street, New York, N.Y. 10286; PIM, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102; Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077; Jennison, 466 Lexington Avenue, New York, New York 10017; Alliance, 1345 Avenue of the Americas, New York, New York, 10105 and 601 Second Avenue South, Suite 5000, Minneapolis, Minnesota 55402; Calamos, 1111 E. Warrenville Road, Naperville, Illinois 60563; Davis Advisers, 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706; Salomon Brothers, 750 Washington Boulevard, 11th Floor, Stamford, Connecticut 06901; PMFS, 194 Wood Avenue South, Iselin, New Jersey 08830, Mercury, 800 Scudders Mill Road, Plainsboro, New Jersey 08536; and Harris, Two North LaSalle Street, Chicago, Illinois 60602-3790. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and 31a-1(f) and
Rules 31a-1(b)(4) and (11) and 31a-1(d) under the 1940 Act will be kept at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) of the 1940 Act and the Rules promulgated thereunder will be kept by BONY and PMFS.



Item 28. Management Services.



   Other than as set forth under the captions "How the Trust is Managed--Manager;--Sub-Manager;--Investment Advisers; and --Distributor" in the prospectuses and the caption "Investment Advisory and Other Services" in the SAIs, constituting Parts A and B, respectively, of this registration statement, Registrant is not a party to any management-related service contract.



Item 29. Undertakings.


   Not applicable.

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act and the Investment Company Act, Registrant has duly caused this post-effective amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey, on the 30th day of April, 2004.


                                          STRATEGIC PARTNERS OPPORTUNITY FUNDS


                                          /s/  JUDY A. RICE

                                          ------------------------------------
                                          Judy A. Rice, President

   Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.


           Signature                      Title                    Date
           ---------                      -----                    ----
               *
    -----------------------              Trustee
       David E.A. Carson
               *
    -----------------------    Trustee and Vice President
        Robert F. Gunia
               *
    -----------------------              Trustee
      Robert E. La Blanc
               *
    -----------------------              Trustee
    Douglas H. McCorkindale
               *
    -----------------------              Trustee
      Richard A. Redeker
               *
    -----------------------              Trustee
        Robin B. Smith
               *
    -----------------------       Trustee and President
         Judy A. Rice
               *
    -----------------------              Trustee
       Stephen Stoneburn
               *
    -----------------------              Trustee
       Clay T. Whitehead
     /S/  GRACE C. TORRES
    ----------------------- Treasurer and Principal Financial April 30, 2004
        Grace C. Torres          and Accounting Officer



        *By /S/  LORI E. BOSTROM


                                                                 April 30, 2004

----------------------------------

            Lori E. Bostrom

            Attorney-in-fact

                     STRATEGIC PARTNERS OPPORTUNITY FUNDS

                                 EXHIBIT INDEX


Exhibit
Number  Description
------- -----------

(d) (1) Management Agreement between Registrant and PI with respect to the Focused Growth Fund.

(j)     Consent of independent auditors.

(n)     Amended and Restated Rule 18f-3 Plan dated July 25, 2003.

(p) (1) Registrant Code of Ethics dated February 24, 2004.

   (2)  PI, PIM and PIMS Code of Ethics dated February 24, 2004.

   (4)  Jennison Code of Ethics dated March 22, 2004.

(q) (1) Powers of Attorney dated August 1, 2003.

   (2)  Power of Attorney dated August 1, 2003.